UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3759

Variable Insurance Products IV
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2004

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products
Sector Funds

Consumer Industries Portfolio

Cyclical Industries Portfolio

Financial Services Portfolio

Health Care Portfolio

Natural Resources Portfolio

Technology Portfolio

Telecommunications & Utilities Growth Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Shareholder Expense Example	4	An example of shareholder expenses
Consumer Industries Portfolio	5	Performance
	6	Management's Discussion
	7	Investment Summary
	8	Investments
	11	Financial Statements
Cyclical Industries Portfolio	13	Performance
	14	Management's Discussion
	15	Investment Summary
	16	Investments
	20	Financial Statements
Financial Services Portfolio	22	Performance
	23	Management's Discussion
	24	Investment Summary
	25	Investments
	28	Financial Statements
Health Care Portfolio	30	Performance
	31	Management's Discussion
	32	Investment Summary
	33	Investments
	35	Financial Statements
Natural Resources Portfolio	37	Performance
	38	Management's Discussion
	39	Investment Summary
	40	Investments
	42	Financial Statements
Technology Portfolio	44	Performance
	45	Management's Discussion
	46	Investment Summary
	47	Investments
	50	Financial Statements
Telecommunications & Utilities Growth Portfolio	52	Performance
	53	Management's Discussion
	54	Investment Summary
	55	Investments
	57	Financial Statements
Notes to Financial Statements	59	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	64
Trustees and Officers	65
Distributions	70
Proxy Voting Results	71

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Consumer Industries Portfolio
Actual	$ 1,000.00	$ 1,093.40	$ 7.16
HypotheticalA	$ 1,000.00	$ 1,018.30	$ 6.90
Cyclical Industries Portfolio
Actual	$ 1,000.00	$ 1,139.90	$ 4.73
HypotheticalA	$ 1,000.00	$ 1,020.71	$ 4.47
Financial Services Portfolio
Actual	$ 1,000.00	$ 1,101.20	$ 4.54
HypotheticalA	$ 1,000.00	$ 1,020.81	$ 4.37
Health Care Portfolio
Actual	$ 1,000.00	$ 1,033.10	$ 3.99
HypotheticalA	$ 1,000.00	$ 1,021.22	$ 3.96
Natural Resources Portfolio
Actual	$ 1,000.00	$ 1,142.30	$ 4.09
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.86
Technology Portfolio
Actual	$ 1,000.00	$ 1,008.60	$ 3.89
HypotheticalA	$ 1,000.00	$ 1,021.27	$ 3.91
Telecommunications & Utilities Growth Portfolio
Actual	$ 1,000.00	$ 1,181.60	$ 5.15
HypotheticalA	$ 1,000.00	$ 1,020.41	$ 4.77

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Consumer Industries Portfolio	1.36%
Cyclical Industries Portfolio	.88%
Financial Services Portfolio	.86%
Health Care Portfolio	.78%
Natural Resources Portfolio	.76%
Technology Portfolio	.77%
Telecommunications & Utilities Growth Portfolio	.94%

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity® VIP: Consumer Industries	9.34%	3.15%

A From July 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Consumer Industries Portfolio on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Variable Insurance Products: Consumer Industries Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12-month period ending December 31, 2004, the fund underperformed both the Goldman Sachs® Consumer Industries Index, which returned 11.17%, and the S&P 500®. A major factor in the fund's underperformance relative to its benchmarks was a significant overweighting in media stocks with exposure to radio, based in part on an expectation that ad spending would increase along with the economy. Ad spending did come back but accrued instead to non-traditional areas such as Internet advertising. The Goldman Sachs Consumer Industries Index included larger weightings in better-performing consumer staples stocks. The S&P® index holds an even broader range of stocks, including commodities and materials, which did much better than the consumer sector. Positive contributors included Yahoo!, which was very well-positioned to take advantage of new money flowing into Internet advertising, and retailer American Eagle Outfitters, which executed its business strategy very well. The company did well after two years of struggling, successfully turning around its business. Poor performers included doughnut franchiser Krispy Kreme, which was marked by a decelerating growth rate, continuing declines in the profitability of its stores and missed earnings expectations. While Univision successfully created a formidable niche among Hispanic customers, the stock's performance dragged as investors lowered their expectations for the Spanish-language media company's earnings growth.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
News Corp. Class A	4.1
Home Depot, Inc.	3.9
Procter & Gamble Co.	3.6
Wal-Mart Stores, Inc.	3.2
McDonald's Corp.	2.9
17.7
Top Industries as of December 31, 2004
% of fund's net assets
Media	17.9%
Hotels, Restaurants & Leisure	15.5%
Specialty Retail	11.8%
Food & Staples Retailing	5.9%
Internet Software & Services	5.7%
All Others*	43.2%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
AUTOMOBILES - 2.1%
Automobile Manufacturers - 0.8%
Thor Industries, Inc.	2,600	$ 96,330
Motorcycle Manufacturers - 1.3%
Harley-Davidson, Inc.	2,600	157,950
TOTAL AUTOMOBILES		254,280
BEVERAGES - 3.4%
Brewers - 0.6%
Anheuser-Busch Companies, Inc.	1,300	65,949
Soft Drinks - 2.8%
PepsiCo, Inc.	2,000	104,400
The Coca-Cola Co.	5,730	238,540
		342,940
TOTAL BEVERAGES		408,889
CHEMICALS - 0.6%
Fertilizers & Agricultural Chemicals - 0.6%
Monsanto Co.	1,300	72,215
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Commercial Printing - 0.2%
R.R. Donnelley & Sons Co.	800	28,232
Diversified Commercial Services - 3.4%
Apollo Group, Inc. Class A (a)	2,300	185,633
Bright Horizons Family Solutions, Inc. (a)	1,027	66,509
Cendant Corp.	4,400	102,872
Strayer Education, Inc.	500	54,895
		409,909
TOTAL COMMERCIAL SERVICES & SUPPLIES		438,141
FOOD & STAPLES RETAILING - 5.9%
Drug Retail - 0.7%
CVS Corp.	2,000	90,140
Food Retail - 0.8%
Safeway, Inc. (a)	4,000	78,960
Whole Foods Market, Inc.	200	19,070
		98,030
Hypermarkets & Super Centers - 4.4%
Costco Wholesale Corp.	2,900	140,389
Wal-Mart Stores, Inc.	7,280	384,530
		524,919
TOTAL FOOD & STAPLES RETAILING		713,089

	Shares	Value (Note 1)
FOOD PRODUCTS - 3.9%
Agricultural Products - 1.6%
Bunge Ltd.	2,400	$ 136,824
Fresh Del Monte Produce, Inc.	1,900	56,259
		193,083
Packaged Foods & Meats - 2.3%
Dean Foods Co. (a)	2,740	90,283
Smithfield Foods, Inc. (a)	4,400	130,196
SunOpta, Inc. (a)	1,800	12,915
The J.M. Smucker Co.	800	37,656
		271,050
TOTAL FOOD PRODUCTS		464,133
HOTELS, RESTAURANTS & LEISURE - 15.5%
Casinos & Gaming - 2.4%
Caesars Entertainment, Inc. (a)	2,000	40,280
International Game Technology	1,800	61,884
MGM MIRAGE (a)	2,500	181,850
		284,014
Hotels, Resorts & Cruise Lines - 5.5%
Carnival Corp. unit	2,900	167,127
Hilton Hotels Corp.	2,800	63,672
Kerzner International Ltd. (a)	600	36,030
Royal Caribbean Cruises Ltd.	2,500	136,100
Starwood Hotels & Resorts Worldwide, Inc. unit	3,400	198,560
Wyndham International, Inc. Class A (a)	54,800	65,212
		666,701
Leisure Facilities - 0.1%
International Speedway Corp. Class A	300	15,840
Restaurants - 7.5%
Brinker International, Inc. (a)	1,930	67,685
Buffalo Wild Wings, Inc. (a)	200	6,962
CBRL Group, Inc.	700	29,295
Krispy Kreme Doughnuts, Inc. (a)	5,400	68,040
McDonald's Corp.	11,110	356,187
Outback Steakhouse, Inc.	2,680	122,690
Starbucks Corp. (a)	1,000	62,360
Wendy's International, Inc.	2,980	116,995
Yum! Brands, Inc.	1,600	75,488
		905,702
TOTAL HOTELS, RESTAURANTS & LEISURE		1,872,257
HOUSEHOLD PRODUCTS - 5.1%
Household Products - 5.1%
Colgate-Palmolive Co.	2,700	138,132
Kimberly-Clark Corp.	640	42,118
Procter & Gamble Co.	7,840	431,827
		612,077
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - 0.7%
Industrial Conglomerates - 0.7%
3M Co.	1,100	$ 90,277
INTERNET & CATALOG RETAIL - 1.5%
Internet Retail - 1.5%
Amazon.com, Inc. (a)	1,400	62,006
eBay, Inc. (a)	1,000	116,280
		178,286
INTERNET SOFTWARE & SERVICES - 5.7%
Internet Software & Services - 5.7%
Google, Inc. Class A	1,700	328,270
Sina Corp. (a)	1,200	38,472
Sohu.com, Inc. (a)	800	14,168
Yahoo!, Inc. (a)	7,964	300,084
		680,994
LEISURE EQUIPMENT & PRODUCTS - 4.5%
Leisure Products - 4.5%
Brunswick Corp.	4,200	207,900
MarineMax, Inc. (a)	2,200	65,472
Polaris Industries, Inc.	2,300	156,446
RC2 Corp. (a)	600	19,560
SCP Pool Corp.	2,950	94,105
		543,483
MEDIA - 17.9%
Advertising - 5.7%
ADVO, Inc.	1,300	46,345
Harte-Hanks, Inc.	800	20,784
JC Decaux SA (a)	6,700	195,229
Lamar Advertising Co. Class A (a)	2,870	122,779
Omnicom Group, Inc.	3,500	295,120
		680,257
Broadcasting & Cable TV - 2.3%
E.W. Scripps Co. Class A	2,100	101,388
EchoStar Communications Corp. Class A	700	23,268
Liberty Media Corp. Class A (a)	5,210	57,206
Liberty Media International, Inc. Class A (a)	15	693
Radio One, Inc. Class D (non-vtg.) (a)	1,600	25,792
SBS Broadcasting SA (a)	700	28,161
Spanish Broadcasting System, Inc. Class A (a)	2,820	29,779
Univision Communications, Inc. Class A (a)	400	11,708
		277,995
Movies & Entertainment - 7.5%
Fox Entertainment Group, Inc. Class A (a)	3,740	116,912
News Corp. Class A	26,300	490,758
Walt Disney Co.	10,600	294,680
		902,350

	Shares	Value (Note 1)
Publishing - 2.4%
Gannett Co., Inc.	1,480	$ 120,916
McGraw-Hill Companies, Inc.	700	64,078
Reuters Group PLC sponsored ADR	700	30,065
Washington Post Co. Class B	80	78,642
		293,701
TOTAL MEDIA		2,154,303
MULTILINE RETAIL - 4.8%
Department Stores - 1.7%
Federated Department Stores, Inc.	1,100	63,569
JCPenney Co., Inc.	1,600	66,240
Neiman Marcus Group, Inc. Class A	400	28,616
Nordstrom, Inc.	900	42,057
Saks, Inc.	600	8,706
		209,188
General Merchandise Stores - 3.1%
Big Lots, Inc. (a)	1,800	21,834
Family Dollar Stores, Inc.	1,860	58,088
Target Corp.	5,600	290,808
		370,730
TOTAL MULTILINE RETAIL		579,918
PAPER & FOREST PRODUCTS - 0.0%
Paper Products - 0.0%
Neenah Paper, Inc. (a)	19	619
PERSONAL PRODUCTS - 3.9%
Personal Products - 3.9%
Alberto-Culver Co.	2,400	116,568
Avon Products, Inc.	4,800	185,760
Gillette Co.	3,800	170,164
		472,492
REAL ESTATE - 0.6%
Real Estate Investment Trusts - 0.3%
MeriStar Hospitality Corp. (a)	5,000	41,750
Real Estate Management & Development - 0.3%
ZipRealty, Inc.	1,800	32,166
TOTAL REAL ESTATE		73,916
SOFTWARE - 0.6%
Home Entertainment Software - 0.6%
Electronic Arts, Inc. (a)	1,200	74,016
SPECIALTY RETAIL - 11.8%
Apparel Retail - 3.5%
Aeropostale, Inc. (a)	800	23,544
American Eagle Outfitters, Inc.	4,500	211,950
Chico's FAS, Inc. (a)	1,200	54,636
Foot Locker, Inc.	3,400	91,562
Gap, Inc.	1,100	23,232
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
Apparel Retail - continued
Hot Topic, Inc. (a)	800	$ 13,752
Limited Brands, Inc.	314	7,228
		425,904
Computer & Electronics Retail - 0.5%
Best Buy Co., Inc.	900	53,478
Home Improvement Retail - 4.9%
Home Depot, Inc.	10,910	466,293
Lowe's Companies, Inc.	2,100	120,939
		587,232
Specialty Stores - 2.9%
Office Depot, Inc. (a)	3,300	57,288
PETsMART, Inc.	800	28,424
Staples, Inc.	3,000	101,130
Steiner Leisure Ltd. (a)	3,128	93,465
Toys 'R' Us, Inc. (a)	1,800	36,846
West Marine, Inc. (a)	1,300	32,175
		349,328
TOTAL SPECIALTY RETAIL		1,415,942
TEXTILES, APPAREL & LUXURY GOODS - 3.8%
Apparel, Accessories & Luxury Goods - 2.2%
Coach, Inc. (a)	1,100	62,040
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	600	18,516
Liz Claiborne, Inc.	2,100	88,641
Polo Ralph Lauren Corp. Class A	1,500	63,900
Quiksilver, Inc. (a)	900	26,811
		259,908
Footwear - 1.6%
NIKE, Inc. Class B	2,000	181,380
Phoenix Footwear Group, Inc. (a)	2,100	16,338
		197,718
TOTAL TEXTILES, APPAREL & LUXURY GOODS		457,626
TOTAL COMMON STOCKS (Cost $9,584,765)		11,556,953
Money Market Funds - 2.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.24% (b) (Cost $338,997)	338,997	$ 338,997
TOTAL INVESTMENT PORTFOLIO - 98.7% (Cost $9,923,762)		11,895,950
NET OTHER ASSETS - 1.3%		154,821
NET ASSETS - 100%		$ 12,050,771
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $2,359,000 of which $1,677,000 and $682,000 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $9,923,762) - See accompanying schedule		$ 11,895,950
Cash		4,458
Receivable for fund shares sold		172,852
Dividends receivable		9,939
Interest receivable		875
Prepaid expenses		40
Other receivables		798
Total assets		12,084,912

Liabilities
Payable for fund shares redeemed	$ 16
Accrued management fee	5,469
Other affiliated payables	3,155
Other payables and accrued expenses	25,501
Total liabilities		34,141

Net Assets		$ 12,050,771
Net Assets consist of:
Paid in capital		$ 12,517,183
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,438,600)
Net unrealized appreciation (depreciation) on investments		1,972,188
Net Assets, for 1,083,841 shares outstanding		$ 12,050,771
Net Asset Value, offering price and redemption price per share ($12,050,771 ÷ 1,083,841 shares)		$ 11.12

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 91,289
Interest		3,832
Total income		95,121

Expenses
Management fee	$ 61,441
Transfer agent fees	10,724
Accounting fees and expenses	30,001
Non-interested trustees' compensation	58
Custodian fees and expenses	6,280
Audit	32,324
Legal	552
Miscellaneous	2,999
Total expenses before reductions	144,379
Expense reductions	(4,059)	140,320
Net investment income (loss)		(45,199)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	483,108
Foreign currency transactions	110
Total net realized gain (loss)		483,218
Change in net unrealized appreciation (depreciation) on investment securities		502,895
Net gain (loss)		986,113
Net increase (decrease) in net assets resulting from operations		$ 940,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (45,199)	$ (34,989)
Net realized gain (loss)	483,218	(424,475)
Change in net unrealized appreciation (depreciation)	502,895	2,652,701
Net increase (decrease) in net assets resulting from operations	940,914	2,193,237
Share transactions Proceeds from sales of shares	3,448,896	2,064,591
Cost of shares redeemed	(3,300,182)	(5,477,315)
Net increase (decrease) in net assets resulting from share transactions	148,714	(3,412,724)
Redemption fees	2,426	1,846
Total increase (decrease) in net assets	1,092,054	(1,217,641)

Net Assets
Beginning of period	10,958,717	12,176,358
End of period	$ 12,050,771	$ 10,958,717
Other Information Shares
Sold	335,214	223,933
Redeemed	(328,967)	(643,510)
Net increase (decrease)	6,247	(419,577)

Financial Highlights

Years ended December 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 8.13	$ 9.72	$ 10.00
Income from Investment Operations
Net investment income (loss)E	(.04)	(.03)	(.03)	.01
Net realized and unrealized gain (loss)	.99	2.07	(1.56)	(.29)
Total from investment operations	.95	2.04	(1.59)	(.28)
Distributions from net investment income	-	-	(.01)	-
Redemption fees added to paid in capitalE	-H	-H	.01	-H
Net asset value, end of period	$ 11.12	$ 10.17	$ 8.13	$ 9.72
Total ReturnB,C,D	9.34%	25.09%	(16.27)%	(2.80)%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.35%	1.72%	1.30%	2.61%A
Expenses net of voluntary waivers, if any	1.35%	1.50%	1.30%	1.50%A
Expenses net of all reductions	1.31%	1.46%	1.27%	1.48%A
Net investment income (loss)	(.42)%	(.34)%	(.29)%	.17%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,051	$ 10,959	$ 12,176	$ 7,989
Portfolio turnover rate	145%	108%	129%	162%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries Portfolio

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Cyclical Industries	24.10%	9.97%

A From July 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Cyclical Industries Portfolio on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Variable Insurance Products: Cyclical Industries Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

Cyclical stocks outperformed the broad market during the 12 months ending December 31, 2004. Against this backdrop, the portfolio more than doubled the return of the S&P 500® and also beat the Goldman Sachs® Cyclical Industries Index, which returned 19.61%. Early in the period, we switched the portfolio's emphasis from early-cycle industries, such as automobile manufacturers, to late-cycle groups, such as chemical companies. Late-cycle stocks tend to perform better in the later stages of an economic recovery, which we experienced throughout 2004. This strategy helped performance, as did good stock selection overall. Commodity chemical companies Millennium Chemicals and Lyondell Chemical, which merged in December, profited from the combination of low inventories and high overseas demand for their products. Also, not owning or significantly underweighting General Motors, DaimlerChrysler and Ford - all early-cycle stocks and sector index components - helped performance, as high inventories and reduced demand contributed to shrinking profit margins in the industry. Although chemical companies were able to price skyrocketing energy costs into their products, airlines weren't as fortunate. Price competition from discount airlines and higher energy costs weighed on Continental, AirTran and Ireland's Ryanair, each of which detracted from performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Tyco International Ltd.	5.0
General Electric Co.	4.7
United Parcel Service, Inc. Class B	3.6
Lyondell Chemical Co.	3.3
Honeywell International, Inc.	3.2
19.8
Top Industries as of December 31, 2004
% of fund's net assets
Aerospace & Defense	18.4%
Chemicals	17.7%
Industrial Conglomerates	14.4%
Air Freight & Logistics	9.4%
Machinery	9.2%
All Others*	30.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 18.4%
Aerospace & Defense - 18.4%
BAE Systems PLC	39,217	$ 173,473
BE Aerospace, Inc. (a)	49,800	579,672
Bombardier, Inc. Class B (sub. vtg.)	700	1,388
DRS Technologies, Inc. (a)	3,900	166,569
EADS NV	16,571	480,834
EDO Corp.	15,920	505,460
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	5,800	193,952
Engineered Support Systems, Inc.	1,600	94,752
Essex Corp. (a)	1,700	34,425
General Dynamics Corp.	2,300	240,580
Goodrich Corp.	8,800	287,232
Hexcel Corp. (a)	10,400	150,800
Honeywell International, Inc.	56,600	2,004,206
L-3 Communications Holdings, Inc.	5,200	380,848
Lockheed Martin Corp.	19,070	1,059,339
Meggitt PLC	41,200	206,952
Northrop Grumman Corp.	13,758	747,885
Precision Castparts Corp.	9,900	650,232
Raytheon Co.	13,400	520,322
Rockwell Collins, Inc.	9,020	355,749
Rolls-Royce Group PLC	11,800	55,933
The Boeing Co.	29,310	1,517,379
United Defense Industries, Inc. (a)	9,700	458,325
United Technologies Corp.	5,700	589,095
		11,455,402
AIR FREIGHT & LOGISTICS - 9.4%
Air Freight & Logistics - 9.4%
Dynamex, Inc. (a)	24,525	454,448
EGL, Inc. (a)	10,900	325,801
Expeditors International of Washington, Inc.	6,900	385,572
FedEx Corp.	13,400	1,319,766
Forward Air Corp. (a)	10,240	457,728
Hub Group, Inc. Class A (a)	3,132	163,553
Park-Ohio Holdings Corp. (a)	6,047	156,617
Ryder System, Inc.	3,500	167,195
United Parcel Service, Inc. Class B	25,800	2,204,868
UTI Worldwide, Inc.	2,900	197,258
		5,832,806
AIRLINES - 2.0%
Airlines - 2.0%
AirTran Holdings, Inc. (a)	63,400	678,380
Alaska Air Group, Inc. (a)	5,200	174,148
AMR Corp. (a)	400	4,380
Southwest Airlines Co.	22,200	361,416
		1,218,324

	Shares	Value (Note 1)
AUTO COMPONENTS - 0.2%
Auto Parts & Equipment - 0.2%
Amerigon, Inc. (a)	800	$ 2,990
BorgWarner, Inc.	900	48,753
Delphi Corp.	100	902
Johnson Controls, Inc.	800	50,752
		103,397
AUTOMOBILES - 0.6%
Automobile Manufacturers - 0.6%
Ford Motor Co.	300	4,392
Hyundai Motor Co.	3,660	196,223
Renault SA	1,500	125,243
Toyota Motor Corp. ADR	900	73,683
		399,541
BUILDING PRODUCTS - 1.8%
Building Products - 1.8%
American Standard Companies, Inc. (a)	11,810	487,989
Masco Corp.	10,020	366,031
York International Corp.	7,600	262,504
		1,116,524
CHEMICALS - 17.7%
Commodity Chemicals - 5.4%
Lyondell Chemical Co.	71,336	2,063,037
NOVA Chemicals Corp.	15,800	746,550
Pioneer Companies, Inc. (a)	24,100	500,075
Spartech Corp.	1,800	48,762
		3,358,424
Diversified Chemicals - 2.5%
Dow Chemical Co.	25,600	1,267,456
FMC Corp. (a)	6,100	294,630
		1,562,086
Fertilizers & Agricultural Chemicals - 3.7%
Agrium, Inc.	19,600	330,750
Monsanto Co.	13,300	738,815
Mosaic Co. (a)	14,300	233,376
Potash Corp. of Saskatchewan	11,900	989,188
		2,292,129
Industrial Gases - 2.7%
Air Products & Chemicals, Inc.	14,300	828,971
Airgas, Inc.	6,500	172,315
Praxair, Inc.	15,800	697,570
		1,698,856
Specialty Chemicals - 3.4%
Albemarle Corp.	8,300	321,293
Cytec Industries, Inc.	9,300	478,206
Ecolab, Inc.	19,000	667,470
Ferro Corp.	8,530	197,811
PolyOne Corp. (a)	8,230	74,564
Common Stocks - continued
	Shares	Value (Note 1)
CHEMICALS - CONTINUED
Specialty Chemicals - continued
Rohm & Haas Co.	200	$ 8,846
Valspar Corp.	7,100	355,071
		2,103,261
TOTAL CHEMICALS		11,014,756
COMMERCIAL SERVICES & SUPPLIES - 1.4%
Employment Services - 0.2%
Heidrick & Struggles International, Inc. (a)	1,700	58,259
Korn/Ferry International (a)	2,500	51,875
		110,134
Environmental Services - 0.7%
Waste Connections, Inc. (a)	4,500	154,125
Waste Services, Inc. (a)	76,600	279,590
		433,715
Office Services & Supplies - 0.5%
Herman Miller, Inc.	12,666	349,962
TOTAL COMMERCIAL SERVICES & SUPPLIES		893,811
COMMUNICATIONS EQUIPMENT - 0.5%
Communications Equipment - 0.5%
Harris Corp.	4,700	290,413
CONSTRUCTION & ENGINEERING - 3.1%
Construction & Engineering - 3.1%
Dycom Industries, Inc. (a)	18,300	558,516
EMCOR Group, Inc. (a)	1,600	72,288
Fluor Corp.	2,900	158,079
Foster Wheeler Ltd. (a)	7,170	113,788
Granite Construction, Inc.	5,500	146,300
Jacobs Engineering Group, Inc. (a)	12,400	592,596
Perini Corp. (a)	7,700	128,513
Shaw Group, Inc. (a)	100	1,785
Washington Group International, Inc. (a)	3,500	144,375
		1,916,240
CONSTRUCTION MATERIALS - 1.5%
Construction Materials - 1.5%
Eagle Materials, Inc.	3,420	295,317
Eagle Materials, Inc. Class B	1,400	118,020
Florida Rock Industries, Inc.	1,200	71,436
Texas Industries, Inc.	3,600	224,568
Vulcan Materials Co.	3,900	212,979
		922,320

	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 0.7%
Metal & Glass Containers - 0.7%
Owens-Illinois, Inc. (a)	11,950	$ 270,668
Pactiv Corp. (a)	5,700	144,153
		414,821
DISTRIBUTORS - 0.3%
Distributors - 0.3%
WESCO International, Inc. (a)	5,600	165,984
ELECTRICAL EQUIPMENT - 1.6%
Electrical Components & Equipment - 1.6%
A.O. Smith Corp.	1,700	50,898
A.O. Smith Corp. Class A	200	6,000
AMETEK, Inc.	4,200	149,814
Cooper Industries Ltd. Class A	900	61,101
Emerson Electric Co.	2,900	203,290
NEOMAX Co. Ltd.	2,000	35,497
Rockwell Automation, Inc.	3,200	158,560
Roper Industries, Inc.	5,870	356,720
		1,021,880
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Cognex Corp.	1,600	44,640
Dionex Corp. (a)	1,940	109,940
		154,580
FOOD PRODUCTS - 0.1%
Agricultural Products - 0.1%
Delta & Pine Land Co.	2,700	73,656
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Thermo Electron Corp. (a)	710	21,435
HOUSEHOLD DURABLES - 5.7%
Home Furnishings - 0.9%
Dixie Group, Inc. (a)	3,700	62,382
Interface, Inc. Class A (a)	32,400	323,028
Tempur-Pedic International, Inc.	7,200	152,640
		538,050
Homebuilding - 3.9%
D.R. Horton, Inc.	10,650	429,302
KB Home	6,300	657,720
Ryland Group, Inc.	10,280	591,511
Standard Pacific Corp.	100	6,414
Toll Brothers, Inc. (a)	10,900	747,849
		2,432,796
Common Stocks - continued
	Shares	Value (Note 1)
HOUSEHOLD DURABLES - CONTINUED
Household Appliances - 0.9%
Blount International, Inc. (a)	17,800	$ 310,076
Maytag Corp.	11,900	251,090
		561,166
TOTAL HOUSEHOLD DURABLES		3,532,012
INDUSTRIAL CONGLOMERATES - 14.4%
Industrial Conglomerates - 14.4%
3M Co.	20,460	1,679,152
Carlisle Companies, Inc.	400	25,968
General Electric Co.	81,160	2,962,340
Siemens AG sponsored ADR	14,700	1,244,649
Tyco International Ltd.	86,540	3,092,939
		9,005,048
MACHINERY - 9.2%
Construction & Farm Machinery & Heavy Trucks - 4.2%
AGCO Corp. (a)	25,510	558,414
Bucyrus International, Inc. Class A	14,600	593,344
Caterpillar, Inc.	3,800	370,538
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	19,120	284,436
Navistar International Corp. (a)	10,480	460,910
PACCAR, Inc.	1,240	99,795
Toro Co.	900	73,215
Wabash National Corp. (a)	7,600	204,668
		2,645,320
Industrial Machinery - 5.0%
Briggs & Stratton Corp.	1,800	74,844
CUNO, Inc. (a)	2,300	136,620
Danaher Corp.	3,700	212,417
Dover Corp.	5,900	247,446
Gardner Denver, Inc. (a)	2,000	72,580
IDEX Corp.	3,830	155,115
Ingersoll-Rand Co. Ltd. Class A	1,700	136,510
ITT Industries, Inc.	9,000	760,050
Kennametal, Inc.	540	26,876
Manitowoc Co., Inc.	9,600	361,440
Pall Corp.	5,700	165,015
Pentair, Inc.	4,380	190,793
SPX Corp.	9,200	368,552

	Shares	Value (Note 1)
Timken Co.	4,400	$ 114,488
Watts Water Technologies, Inc. Class A	2,300	74,152
		3,096,898
TOTAL MACHINERY		5,742,218
MARINE - 0.1%
Marine - 0.1%
Alexander & Baldwin, Inc.	820	34,784
METALS & MINING - 0.2%
Diversified Metals & Mining - 0.2%
Brush Engineered Materials, Inc. (a)	1,400	25,900
Massey Energy Co.	2,800	97,860
		123,760
OIL & GAS - 1.7%
Oil & Gas Refining & Marketing & Transportation - 1.7%
Ashland, Inc.	9,800	572,124
Frontline Ltd. (NY Shares)	5,600	248,416
Ship Finance International Ltd.	706	14,487
Teekay Shipping Corp.	2,500	105,275
Top Tankers, Inc.	7,900	128,375
		1,068,677
ROAD & RAIL - 6.0%
Railroads - 5.4%
Burlington Northern Santa Fe Corp.	14,200	671,802
Canadian National Railway Co.	18,700	1,138,674
Canadian Pacific Railway Ltd.	200	6,850
CSX Corp.	15,220	610,018
Norfolk Southern Corp.	26,860	972,063
		3,399,407
Trucking - 0.6%
Laidlaw International, Inc. (a)	1,200	25,680
Landstar System, Inc. (a)	2,478	182,480
Swift Transportation Co., Inc. (a)	6,600	141,768
		349,928
TOTAL ROAD & RAIL		3,749,335
SPECIALTY RETAIL - 0.5%
Specialty Stores - 0.5%
Advance Auto Parts, Inc. (a)	1,800	78,624
Asbury Automotive Group, Inc. (a)	8,400	115,752
AutoNation, Inc. (a)	2,600	49,946
The Pep Boys - Manny, Moe & Jack	5,700	97,299
		341,621
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 0.6%
Trading Companies & Distributors - 0.6%
MSC Industrial Direct Co., Inc. Class A	5,500	$ 197,890
W.W. Grainger, Inc.	2,320	154,558
		352,448
TOTAL COMMON STOCKS (Cost $52,651,715)		60,965,793
Money Market Funds - 2.2%

Fidelity Cash Central Fund, 2.24% (b) (Cost $1,395,448)	1,395,448	1,395,448
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $54,047,163)		62,361,241
NET OTHER ASSETS - (0.1)%		(62,144)
NET ASSETS - 100%		$ 62,299,097
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
Canada	5.1%
Germany	2.0%
Others (individually less than 1%)	4.4%
100.0%
Income Tax Information
The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $189,000 or, if different, the net capital gain of such year.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries Portfolio

Fidelity Variable Insurance Products: Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $54,047,163) - See accompanying schedule		$ 62,361,241
Foreign currency held at value (cost $2)		2
Receivable for investments sold		605,871
Receivable for fund shares sold		432,782
Dividends receivable		93,573
Interest receivable		3,869
Prepaid expenses		108
Other receivables		6,837
Total assets		63,504,283

Liabilities
Payable for investments purchased	$ 1,140,406
Accrued management fee	28,413
Other affiliated payables	5,901
Other payables and accrued expenses	30,466
Total liabilities		1,205,186

Net Assets		$ 62,299,097
Net Assets consist of:
Paid in capital		$ 53,909,386
Undistributed net investment income		25,010
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		50,559
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,314,142
Net Assets, for 4,509,629 shares outstanding		$ 62,299,097
Net Asset Value, offering price and redemption price per share ($62,299,097 ÷ 4,509,629 shares)		$ 13.81

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends (a)		$ 437,544
Interest		30,587
Security lending		827
Total income		468,958

Expenses
Management fee	$ 174,752
Transfer agent fees	24,764
Accounting and security lending fees	30,009
Non-interested trustees' compensation	150
Custodian fees and expenses	20,451
Audit	32,388
Legal	691
Miscellaneous	6,339
Total expenses before reductions	289,544
Expense reductions	(13,629)	275,915
Net investment income (loss)		193,043
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,225,822
Foreign currency transactions	(1,967)
Total net realized gain (loss)		2,223,855
Change in net unrealized appreciation (depreciation) on: Investment securities	5,631,494
Assets and liabilities in foreign currencies	81
Total change in net unrealized appreciation (depreciation)		5,631,575
Net gain (loss)		7,855,430
Net increase (decrease) in net assets resulting from operations		$ 8,048,473

(a) As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended December 31, 2003, dividend income has been reduced by $12,216, with a corresponding increase to net realized gain (loss) and net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 193,043	$ 32,891
Net realized gain (loss)	2,223,855	273,942
Change in net unrealized appreciation (depreciation)	5,631,575	3,052,010
Net increase (decrease) in net assets resulting from operations	8,048,473	3,358,843
Distributions to shareholders from net investment income	(176,284)	(33,211)
Share transactions Proceeds from sales of shares	42,450,936	11,594,535
Reinvestment of distributions	176,284	33,211
Cost of shares redeemed	(7,859,383)	(3,630,929)
Net increase (decrease) in net assets resulting from share transactions	34,767,837	7,996,817
Redemption fees	41,074	11,897
Total increase (decrease) in net assets	42,681,100	11,334,346

Net Assets
Beginning of period	19,617,997	8,283,651
End of period (including undistributed net investment income of $25,010 and $0, respectively)	$ 62,299,097	$ 19,617,997
Other Information Shares
Sold	3,437,474	1,144,472
Issued in reinvestment of distributions	12,719	2,995
Redeemed	(697,784)	(415,929)
Net increase (decrease)	2,752,409	731,538

Financial Highlights

Years ended December 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 8.08	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.08H	.03	(.01)	.01
Net realized and unrealized gain (loss)	2.59	3.06	(1.98)	.04
Total from investment operations	2.67	3.09	(1.99)	.05
Distributions from net investment income	(.04)	(.02)	(.01)	-
Redemption fees added to paid in capitalE	.02	.01	.02	.01
Net asset value, end of period	$ 13.81	$ 11.16	$ 8.08	$ 10.06
Total ReturnB,C,D	24.10%	38.37%	(19.60)%	.60%
Ratios to Average Net AssetsG
Expenses before expense reductions	.95%	1.85%	1.44%	2.70%A
Expenses net of voluntary waivers, if any	.95%	1.50%	1.44%	1.50%A
Expenses net of all reductions	.90%	1.47%	1.42%	1.50%A
Net investment income (loss)	.63%H	.35%	(.06)%	.18%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,299	$ 19,618	$ 8,284	$ 10,290
Portfolio turnover rate	121%	117%	143%	29%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H As a result of the change in the estimate of the return of capital component of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004, have been reduced by $.00 per share and .04%, respectively. The change in estimate has no impact on total net assets or total return of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industrites Portfolio

Fidelity Variable Insurance Products: Financial Services Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Financial Services	11.73%	6.63%

A From July 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Financial Services Portfolio on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Variable Insurance Products: Financial Services Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months that ended December 31, 2004, Financial Services Portfolio trailed the Goldman Sachs® Financial Services Index, which returned 14.33%, while outperforming the S&P 500®. The portfolio's underweighting of both real estate investment trusts (REITs) and regional banks, two industries that performed well early in 2004, was a major factor in its underperformance relative to the Goldman Sachs index. In addition, Fannie Mae, Freddie Mac and American International Group (AIG), three major portfolio holdings, all struggled after encountering regulatory scrutiny. I reduced the weightings in Fannie Mae and Freddie Mac, two government-sponsored mortgage entities, but I increased the position in insurer AIG because I didn't think its long-term earnings outlook would be hurt by recent controversies. Despite disappointing results early in 2004, the portfolio remained underweighted in REITs and regional banks because of the risk of slowing profits when interest rates finally began rising. At the same time, I kept the portfolio overweighted in firms that I felt could continue to increase their earnings, even in a rising interest rate environment. These included: security brokers, especially those that do significant business in the equity market and in mergers and acquisitions; and consumer finance companies, particularly credit card businesses. First Marblehead, whose primary business is securitizing student loans, was a very strong contributor, as was online financial services firm Ameritrade, which appreciated significantly in the final months of 2004 as the stock market rallied. CIT Group, a commercial lender to mid-sized companies, also performed well as its earnings rose and its growth prospects improved.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Bank of America Corp.	9.1
American International Group, Inc.	8.1
Morgan Stanley	5.1
Merrill Lynch & Co., Inc.	4.5
Wachovia Corp.	3.8
30.6
Top Industries as of December 31, 2004
% of fund's net assets
Commercial Banks	24.9%
Capital Markets	21.2%
Insurance	20.2%
Consumer Finance	9.2%
Thrifts & Mortgage Finance	7.7%
All Others*	16.8%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
CAPITAL MARKETS - 21.2%
Asset Management & Custody Banks - 4.0%
American Capital Strategies Ltd.	1,000	$ 33,350
Bank of New York Co., Inc.	3,650	121,983
Calamos Asset Management, Inc. Class A	1,200	32,400
Federated Investors, Inc. Class B (non-vtg.)	1,580	48,032
Firstcity Financial Corp. (a)	2,228	22,458
Franklin Resources, Inc.	3,700	257,705
Investors Financial Services Corp.	2,400	119,952
Legg Mason, Inc.	1,500	109,890
Northern Trust Corp.	4,450	216,181
State Street Corp.	11,400	559,968
Waddell & Reed Financial, Inc. Class A	5,510	131,634
		1,653,553
Diversified Capital Markets - 0.5%
UBS AG (NY Shares)	2,500	209,600
Investment Banking & Brokerage - 16.7%
Ameritrade Holding Corp. (a)	47,600	676,872
Bear Stearns Companies, Inc.	1,780	182,112
Charles Schwab Corp.	19,200	229,632
E*TRADE Financial Corp. (a)	22,000	328,900
Goldman Sachs Group, Inc.	7,140	742,846
LaBranche & Co., Inc. (a)(d)	2,230	19,981
Lehman Brothers Holdings, Inc.	7,580	663,098
Merrill Lynch & Co., Inc.	31,000	1,852,870
Morgan Stanley	38,210	2,121,419
Piper Jaffray Companies (a)	183	8,775
TradeStation Group, Inc. (a)	20,195	141,769
		6,968,274
TOTAL CAPITAL MARKETS		8,831,427
COMMERCIAL BANKS - 24.9%
Diversified Banks - 20.4%
Banco Popolare di Verona e Novara	8,000	162,352
Bangkok Bank Ltd. PCL (For. Reg.)	29,000	85,044
Bank of America Corp.	80,196	3,768,407
HDFC Bank Ltd. sponsored ADR	3,700	167,832
HSBC Holdings PLC sponsored ADR	300	25,542
Mitsubishi Tokyo Financial Group, Inc. (MTFG) sponsored ADR	15,000	153,300
National Bank of Canada	5,600	231,280
Royal Bank of Canada	4,160	222,733
State Bank of India	8,430	137,833
U.S. Bancorp, Delaware	24,800	776,736
Wachovia Corp.	30,497	1,604,142
Wells Fargo & Co.	18,800	1,168,420
		8,503,621
Regional Banks - 4.5%
Cathay General Bancorp	4,822	180,825

	Shares	Value (Note 1)
Center Financial Corp., California	4,800	$ 96,096
City National Corp.	800	56,520
East West Bancorp, Inc.	3,900	163,644
Hanmi Financial Corp.	4,300	154,542
M&T Bank Corp.	400	43,136
Nara Bancorp, Inc.	400	8,508
North Fork Bancorp, Inc., New York	10,450	301,483
Silicon Valley Bancshares (a)	2,900	129,978
Synovus Financial Corp.	100	2,858
UCBH Holdings, Inc.	6,800	311,576
Valley National Bancorp	18	498
Westcorp	8,800	404,184
		1,853,848
TOTAL COMMERCIAL BANKS		10,357,469
COMMERCIAL SERVICES & SUPPLIES - 1.3%
Diversified Commercial Services - 1.3%
Asset Acceptance Capital Corp.	18,057	384,614
Jackson Hewitt Tax Service, Inc.	6,800	171,700
		556,314
CONSUMER FINANCE - 9.2%
Consumer Finance - 9.2%
American Express Co.	24,940	1,405,868
Capital One Financial Corp.	6,200	522,102
First Marblehead Corp. (a)	7,400	416,250
MBNA Corp.	44,805	1,263,053
QC Holdings, Inc.	1,216	23,299
SLM Corp.	3,640	194,340
		3,824,912
DIVERSIFIED FINANCIAL SERVICES - 7.4%
Other Diversifed Financial Services - 6.5%
Citigroup, Inc.	24,130	1,162,583
J.P. Morgan Chase & Co.	36,238	1,413,644
Principal Financial Group, Inc.	2,700	110,538
		2,686,765
Specialized Finance - 0.9%
Archipelago Holdings, Inc.	4,000	83,880
CIT Group, Inc.	4,100	187,862
Encore Capital Group, Inc. (a)	2,300	54,694
eSpeed, Inc. Class A (a)	3,900	48,243
		374,679
TOTAL DIVERSIFIED FINANCIAL SERVICES		3,061,444
INDUSTRIAL CONGLOMERATES - 1.2%
Industrial Conglomerates - 1.2%
General Electric Co.	13,700	500,050
INSURANCE - 20.2%
Life & Health Insurance - 3.1%
AFLAC, Inc.	7,500	298,800
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Life & Health Insurance - continued
Lincoln National Corp.	500	$ 23,340
MetLife, Inc.	11,010	446,015
Protective Life Corp.	1,200	51,228
Sun Life Financial, Inc.	12,090	404,511
Torchmark Corp.	1,400	79,996
		1,303,890
Multi-Line Insurance - 9.8%
American International Group, Inc.	51,610	3,389,229
Genworth Financial, Inc. Class A	2,100	56,700
Hartford Financial Services Group, Inc.	6,960	482,398
HCC Insurance Holdings, Inc.	2,220	73,526
Unitrin, Inc.	1,700	77,265
		4,079,118
Property & Casualty Insurance - 5.4%
ACE Ltd.	15,150	647,663
AMBAC Financial Group, Inc.	1,510	124,016
Berkshire Hathaway, Inc. Class B (a)	331	971,816
Fidelity National Financial, Inc.	2,642	120,660
MBIA, Inc.	4,060	256,917
St. Paul Travelers Companies, Inc.	2,800	103,796
XL Capital Ltd. Class A	500	38,825
		2,263,693
Reinsurance - 1.9%
Endurance Specialty Holdings Ltd.	13,560	463,752
Max Re Capital Ltd.	2,916	62,198
Montpelier Re Holdings Ltd.	1,800	69,210
PartnerRe Ltd.	1,900	117,686
Scottish Re Group Ltd.	2,200	56,980
		769,826
TOTAL INSURANCE		8,416,527
IT SERVICES - 0.2%
Data Processing & Outsourced Services - 0.2%
First Data Corp.	2,000	85,080
REAL ESTATE - 3.3%
Real Estate Investment Trusts - 3.3%
Apartment Investment & Management Co. Class A	10,030	386,556
CBL & Associates Properties, Inc.	900	68,715
Duke Realty Corp.	1,830	62,476
Equity Lifestyle Properties, Inc.	1,000	35,750
Equity Residential (SBI)	2,390	86,470
Federal Realty Investment Trust (SBI)	580	29,957
Healthcare Realty Trust, Inc.	3,600	146,520
Novastar Financial, Inc.	900	44,550
Reckson Associates Realty Corp.	1,800	59,058
Simon Property Group, Inc.	4,600	297,482
Spirit Finance Corp.	9,000	113,850

	Shares	Value (Note 1)
The Mills Corp.	700	$ 44,632
Vornado Realty Trust	60	4,568
		1,380,584
THRIFTS & MORTGAGE FINANCE - 7.5%
Thrifts & Mortgage Finance - 7.5%
Countrywide Financial Corp.	14,963	553,781
Doral Financial Corp.	50	2,463
Fannie Mae	5,850	416,579
First Niagara Financial Group, Inc.	3,200	44,640
Freddie Mac	5,700	420,090
Golden West Financial Corp., Delaware	5,400	331,668
Hudson City Bancorp, Inc.	3,600	132,552
MGIC Investment Corp.	1,400	96,474
New York Community Bancorp, Inc.	4,533	93,244
Provident Financial Services, Inc.	6,700	129,779
Radian Group, Inc.	1,625	86,515
Sovereign Bancorp, Inc.	19,490	439,500
The PMI Group, Inc.	2,300	96,025
W Holding Co., Inc.	3,774	86,576
Washington Mutual, Inc.	3,900	164,892
		3,094,778
TOTAL COMMON STOCKS (Cost $31,259,815)		40,108,585
Convertible Preferred Stocks - 0.2%

THRIFTS & MORTGAGE FINANCE - 0.2%
Thrifts & Mortgage Finance - 0.2%
Fannie Mae 5.375% (Cost $100,000)	1	105,375
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 2.24% (b)	1,459,475	1,459,475
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	20,000	20,000
TOTAL MONEY MARKET FUNDS (Cost $1,479,475)		1,479,475
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $32,839,290)		41,693,435
NET OTHER ASSETS - (0.2)%		(98,763)
NET ASSETS - 100%		$ 41,594,672
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $1,758,000 all of which will expire on December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $17,920) (cost $32,839,290) - See accompanying schedule		$ 41,693,435
Receivable for investments sold		331,318
Dividends receivable		36,560
Interest receivable		3,679
Prepaid expenses		152
Other receivables		2,295
Total assets		42,067,439

Liabilities
Payable to custodian bank	$ 41,722
Payable for investments purchased	294,631
Payable for fund shares redeemed	59,832
Accrued management fee	19,703
Other affiliated payables	4,792
Other payables and accrued expenses	32,087
Collateral on securities loaned, at value	20,000
Total liabilities		472,767

Net Assets		$ 41,594,672
Net Assets consist of:
Paid in capital		$ 34,218,272
Undistributed net investment income		449,474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,924,995)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		8,851,921
Net Assets, for 3,413,537 shares outstanding		$ 41,594,672
Net Asset Value, offering price and redemption price per share ($41,594,672 ÷ 3,413,537 shares)		$ 12.19

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 766,281
Interest		18,080
Security lending		1,776
Total income		786,137

Expenses
Management fee	$ 234,228
Transfer agent fees	30,216
Accounting and security lending fees	30,031
Non-interested trustees' compensation	223
Custodian fees and expenses	9,804
Audit	32,458
Legal	886
Miscellaneous	8,643
Total expenses before reductions	346,489
Expense reductions	(9,826)	336,663
Net investment income (loss)		449,474
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,977,097
Foreign currency transactions	(3,542)
Total net realized gain (loss)		2,973,555
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,253)	668,312
Assets and liabilities in foreign currencies	(62)
Total change in net unrealized appreciation (depreciation)		668,250
Net gain (loss)		3,641,805
Net increase (decrease) in net assets resulting from operations		$ 4,091,279

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 449,474	$ 380,590
Net realized gain (loss)	2,973,555	(623,543)
Change in net unrealized appreciation (depreciation)	668,250	9,630,683
Net increase (decrease) in net assets resulting from operations	4,091,279	9,387,730
Distributions to shareholders from net investment income	-	(403,705)
Share transactions Proceeds from sales of shares	10,285,693	13,759,235
Reinvestment of distributions	-	403,705
Cost of shares redeemed	(13,703,290)	(17,000,774)
Net increase (decrease) in net assets resulting from share transactions	(3,417,597)	(2,837,834)
Redemption fees	20,525	30,113
Total increase (decrease) in net assets	694,207	6,176,304

Net Assets
Beginning of period	40,900,465	34,724,161
End of period (including undistributed net investment income of $449,474 and $0, respectively)	$ 41,594,672	$ 40,900,465
Other Information Shares
Sold	907,842	1,431,706
Issued in reinvestment of distributions	-	37,554
Redeemed	(1,241,488)	(1,836,791)
Net increase (decrease)	(333,646)	(367,531)

Financial Highlights

Years ended December 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 8.44	$ 9.64	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.12	.10	.10	.03
Net realized and unrealized gain (loss)	1.15	2.47	(1.21)	(.38)
Total from investment operations	1.27	2.57	(1.11)	(.35)
Distributions from net investment income	-	(.11)	(.10)	(.02)
Redemption fees added to paid in capitalE	.01	.01	.01	.01
Net asset value, end of period	$ 12.19	$ 10.91	$ 8.44	$ 9.64
Total ReturnB.C.D	11.73%	30.59%	(11.41)%	(3.40)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.85%	.97%	.92%	1.40%A
Expenses net of voluntary waivers, if any	.85%	.97%	.92%	1.40%A
Expenses net of all reductions	.83%	.96%	.89%	1.37%A
Net investment income (loss)	1.10%	1.06%	1.07%	.79%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,595	$ 40,900	$ 34,724	$ 29,069
Portfolio turnover rate	98%	66%	107%	114%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Financial Services Portfolio

Fidelity Variable Insurance Products: Health Care Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Health Care	8.97%	2.02%

A From July 18, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Health Care Portfolio on July 18, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Management's Discussion of Fund Performance

Comments from Sam Peters, Portfolio Manager of Fidelity® Variable Insurance Products: Health Care Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund performed better than the Goldman Sachs® Health Care Index, which had a total return of 6.27%, and slightly worse than the S&P 500®. Performance versus the sector benchmark was helped by maintaining an underweighting in pharmaceutical stocks, which continued to undergo a variety of market-driven and company-specific problems during the period. Despite the industry's troubles, favorable stock selection within the pharmaceutical group also helped, most notably through an underweighting in drug maker Merck and overweightings in more-diversified companies such as Johnson & Johnson and Abbott Laboratories. Medical equipment stocks boosted performance as well, with cardiac device maker St. Jude Medical making a strong contribution. With cost containment as a continuing theme in health care, the fund's overweighted positions in such managed care companies as UnitedHealth Group and PacifiCare Health were strong contributors to overall returns; however, not owning enough names in this strongly performing group - including index components WellPoint Health Networks and Anthem - held back performance. Among the stocks the fund owned, Millennium Pharmaceuticals suffered from the continuing weak growth prospects of its main drug products.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Johnson & Johnson	10.3
UnitedHealth Group, Inc.	6.8
Medtronic, Inc.	6.7
Pfizer, Inc.	6.5
Abbott Laboratories	6.2
36.5
Top Industries as of December 31, 2004
% of fund's net assets
Pharmaceuticals	37.5%
Health Care Equipment & Supplies	29.7%
Health Care Providers & Services	16.5%
Biotechnology	15.3%
Personal Products	0.1%
All Others*	0.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Health Care Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 15.3%
Biotechnology - 15.3%
Affymetrix, Inc. (a)	5,300	$ 193,715
Alkermes, Inc. (a)	9,600	135,264
Amgen, Inc. (a)	48,700	3,124,105
Biogen Idec, Inc. (a)	10,800	719,388
Charles River Laboratories International, Inc. (a)	1,104	50,795
Genentech, Inc. (a)	62,100	3,380,724
Genzyme Corp. - General Division (a)	13,000	754,910
ImClone Systems, Inc. (a)	4,500	207,360
MedImmune, Inc. (a)	17,830	483,371
Millennium Pharmaceuticals, Inc. (a)	34,000	412,080
Neurocrine Biosciences, Inc. (a)	7,000	345,100
OSI Pharmaceuticals, Inc. (a)	2,300	172,155
Protein Design Labs, Inc. (a)	3,900	80,574
		10,059,541
HEALTH CARE EQUIPMENT & SUPPLIES - 29.7%
Health Care Equipment - 25.4%
Aspect Medical Systems, Inc. (a)	4,300	105,178
Baxter International, Inc.	114,150	3,942,741
Beckman Coulter, Inc.	2,700	180,873
Biomet, Inc.	23,965	1,039,841
Boston Scientific Corp. (a)	30,520	1,084,986
Cytyc Corp. (a)	22,700	625,839
Epix Pharmaceuticals, Inc. (a)	7,900	141,489
Foxhollow Technologies, Inc.	1,250	30,738
Guidant Corp.	16,000	1,153,600
Hospira, Inc. (a)	352	11,792
IntraLase Corp.	400	9,392
Kinetic Concepts, Inc.	5,800	442,540
Medtronic, Inc.	88,660	4,403,742
ResMed, Inc. (a)	6,000	306,600
Respironics, Inc. (a)	5,300	288,108
St. Jude Medical, Inc. (a)	48,020	2,013,479
Stereotaxis, Inc.	14,400	141,552
Waters Corp. (a)	12,700	594,233
Zimmer Holdings, Inc. (a)	2,400	192,288
		16,709,011
Health Care Supplies - 4.3%
Advanced Medical Optics, Inc. (a)	4,100	168,674
Alcon, Inc.	19,600	1,579,760
Cooper Companies, Inc.	2,400	169,416
Dade Behring Holdings, Inc. (a)	6,050	338,800

	Shares	Value (Note 1)
DJ Orthopedics, Inc. (a)	7,000	$ 149,940
Edwards Lifesciences Corp. (a)	10,100	416,726
		2,823,316
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		19,532,327
HEALTH CARE PROVIDERS & SERVICES - 16.5%
Health Care Distributors & Services - 4.0%
Cardinal Health, Inc.	11,300	657,095
McKesson Corp.	42,200	1,327,612
Omnicare, Inc.	13,600	470,832
Patterson Companies, Inc. (a)	4,200	182,238
		2,637,777
Health Care Facilities - 0.2%
Community Health Systems, Inc. (a)	5,500	153,340
Health Care Services - 3.1%
DaVita, Inc. (a)	6,450	254,969
IMS Health, Inc.	22,700	526,867
Laboratory Corp. of America Holdings (a)	8,500	423,470
Quest Diagnostics, Inc.	6,300	601,965
WebMD Corp. (a)	28,000	228,480
		2,035,751
Managed Health Care - 9.2%
Health Net, Inc. (a)	7,900	228,073
PacifiCare Health Systems, Inc. (a)	23,300	1,316,916
UnitedHealth Group, Inc.	51,000	4,489,530
		6,034,519
TOTAL HEALTH CARE PROVIDERS & SERVICES		10,861,387
PERSONAL PRODUCTS - 0.1%
Personal Products - 0.1%
NBTY, Inc. (a)	2,900	69,629
PHARMACEUTICALS - 37.5%
Pharmaceuticals - 37.5%
Abbott Laboratories	87,220	4,068,813
Allergan, Inc.	6,900	559,383
Eli Lilly & Co.	39,800	2,258,650
Endo Pharmaceuticals Holdings, Inc. (a)	6,900	145,038
Forest Laboratories, Inc. (a)	7,700	345,422
Hollis-Eden Pharmaceuticals, Inc. (a)	13,100	123,402
Johnson & Johnson	106,415	6,748,838
Medicis Pharmaceutical Corp. Class A	2,200	77,242
Merck & Co., Inc.	101,680	3,267,995
Pfizer, Inc.	159,940	4,300,787
Schering-Plough Corp.	34,550	721,404
Sepracor, Inc. (a)	6,100	362,157
Common Stocks - continued
	Shares	Value (Note 1)
PHARMACEUTICALS - CONTINUED
Pharmaceuticals - continued
Watson Pharmaceuticals, Inc. (a)	9,500	$ 311,695
Wyeth	31,320	1,333,919
		24,624,745
TOTAL COMMON STOCKS (Cost $55,472,899)		65,147,629
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 2.24% (b) (Cost $618,652)	618,652	618,652
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $56,091,551)		65,766,281
NET OTHER ASSETS - (0.1)%		(47,976)
NET ASSETS - 100%		$ 65,718,305
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $9,189,000 of which $5,750,000, $3,336,000 and $103,000 will expire on December 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Fidelity Variable Insurance Products: Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $56,091,551) - See accompanying schedule		$ 65,766,281
Dividends receivable		99,043
Interest receivable		1,296
Prepaid expenses		298
Other receivables		3,436
Total assets		65,870,354

Liabilities
Payable for fund shares redeemed	$ 81,994
Accrued management fee	30,983
Other affiliated payables	6,156
Other payables and accrued expenses	32,916
Total liabilities		152,049

Net Assets		$ 65,718,305
Net Assets consist of:
Paid in capital		$ 65,655,101
Undistributed net investment income		133,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,744,979)
Net unrealized appreciation (depreciation) on investments		9,674,730
Net Assets, for 6,195,441 shares outstanding		$ 65,718,305
Net Asset Value, offering price and redemption price per share ($65,718,305 ÷ 6,195,441 shares)		$ 10.61

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 658,777
Interest		14,006
Security lending		192
Total income		672,975

Expenses
Management fee	$ 381,536
Transfer agent fees	47,538
Accounting and security lending fees	30,023
Non-interested trustees' compensation	363
Custodian fees and expenses	6,089
Audit	32,563
Legal	1,247
Miscellaneous	12,615
Total expenses before reductions	511,974
Expense reductions	(9,020)	502,954
Net investment income (loss)		170,021
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(63,216)
Foreign currency transactions	78
Total net realized gain (loss)		(63,138)
Change in net unrealized appreciation (depreciation) on investment securities		4,055,052
Net gain (loss)		3,991,914
Net increase (decrease) in net assets resulting from operations		$ 4,161,935

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 170,021	$ 162,579
Net realized gain (loss)	(63,138)	199,649
Change in net unrealized appreciation (depreciation)	4,055,052	6,634,464
Net increase (decrease) in net assets resulting from operations	4,161,935	6,996,692
Distributions to shareholders from net investment income	(200,555)	-
Share transactions Proceeds from sales of shares	31,011,321	15,153,175
Reinvestment of distributions	200,555	-
Cost of shares redeemed	(22,096,899)	(17,043,080)
Net increase (decrease) in net assets resulting from share transactions	9,114,977	(1,889,905)
Redemption fees	38,750	25,765
Total increase (decrease) in net assets	13,115,107	5,132,552

Net Assets
Beginning of period	52,603,198	47,470,646
End of period (including undistributed net investment income of $133,453 and undistributed net investment income of $162,579, respectively)	$ 65,718,305	$ 52,603,198
Other Information Shares
Sold	3,030,904	1,655,710
Issued in reinvestment of distributions	19,547	-
Redeemed	(2,239,742)	(1,914,631)
Net increase (decrease)	810,709	(258,921)

Financial Highlights

Years ended December 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 8.41	$ 10.19	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.03	.03	.04	.01
Net realized and unrealized gain (loss)	.84	1.33	(1.79)	.16
Total from investment operations	.87	1.36	(1.75)	.17
Distributions from net investment income	(.04)	-	(.03)	-
Distributions from net realized gain	-	-	(.01)	(.02)
Total distributions	(.04)	-	(.04)	(.02)
Redemption fees added to paid in capitalE	.01	-H	.01	.04
Net asset value, end of period	$ 10.61	$ 9.77	$ 8.41	$ 10.19
Total ReturnB,C,D	8.97%	16.17%	(17.08) %	2.10%
Ratios to Average Net AssetsG
Expenses before expense reductions	.77%	.89%	.84%	1.01%A
Expenses net of voluntary waivers, if any	.77%	.89%	.84%	1.01%A
Expenses net of all reductions	.76%	.85%	.79%	1.00%A
Net investment income (loss)	.26%	.32%	.39%	.13%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,718	$ 52,603	$ 47,471	$ 61,229
Portfolio turnover rate	56%	124%	166%	82%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 18, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care Portfolio

Fidelity Variable Insurance Products: Natural Resources Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Natural Resources	23.96%	9.94%

A From July 19, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Natural Resources Portfolio on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Variable Insurance Products: Natural Resources Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

Higher oil prices helped the portfolio more than double the increase of the S&P 500® during the 12-month period ending December 31, 2004, though it slightly trailed the Goldman Sachs® Natural Resources Index, which gained 24.59%. One word dominated the period - oil. Low supply, based on the inability to substantially increase refinery production, and continued growing demand contributed to record energy prices during the period. Integrated oil companies, including Exxon Mobil, BP and ChevronTexaco, saw their stock prices soar as they passed profits on to shareholders in the form of share buybacks and increased dividends. Overweighting these stocks helped performance relative to the sector index. Oil refiner Valero Energy also contributed to the fund's return. Detracting from performance were metals companies Freeport-McMoRan Copper & Gold, which experienced falling stock prices after an impressive run-up prior to 2004, and Alcoa, which struggled due to the rising costs of making aluminum. The portfolio had large overweightings in both stocks relative to the sector index. Elsewhere, concerns about Canadian Natural Resources' cost structure contributed to its stock's decline. Oil producer YUKOS, which was taken over by the Russian government amid charges of unpaid back taxes, also detracted from performance. We sold the position during the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Exxon Mobil Corp.	8.7
BP PLC sponsored ADR	8.1
ConocoPhillips	6.3
Halliburton Co.	5.6
Schlumberger Ltd. (NY Shares)	4.7
33.4
Top Industries as of December 31, 2004
% of fund's net assets
Oil & Gas	48.9%
Energy Equipment & Services	29.3%
Metals & Mining	12.2%
Paper & Forest Products	4.7%
Containers & Packaging	1.9%
All Others*	3.0%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (Note 1)
CHEMICALS - 0.3%
Industrial Gases - 0.3%
Stuart Energy Systems Corp. (a)	98,200	$ 347,792
CONTAINERS & PACKAGING - 1.9%
Paper Packaging - 1.9%
Packaging Corp. of America	29,890	703,910
Smurfit-Stone Container Corp. (a)	93,210	1,741,163
		2,445,073
ELECTRIC UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp.	2,300	122,544
ENERGY EQUIPMENT & SERVICES - 29.3%
Oil & Gas Drilling - 6.5%
ENSCO International, Inc.	21,100	669,714
Grey Wolf, Inc. (a)	27,700	145,979
Nabors Industries Ltd. (a)	25,000	1,282,250
Noble Corp. (a)	35,830	1,782,184
Precision Drilling Corp. (a)	12,300	774,080
Pride International, Inc. (a)	41,600	854,464
Transocean, Inc. (a)	61,800	2,619,702
		8,128,373
Oil & Gas Equipment & Services - 22.8%
Baker Hughes, Inc.	31,380	1,338,985
BJ Services Co.	21,200	986,648
Cooper Cameron Corp. (a)	11,400	613,434
Core Laboratories NV (a)	8,800	205,480
FMC Technologies, Inc. (a)	9,200	296,240
Grant Prideco, Inc. (a)	98,900	1,982,945
Halliburton Co.	179,400	7,039,656
National-Oilwell, Inc. (a)	28,450	1,004,001
Oil States International, Inc. (a)	23,600	455,244
Pason Systems, Inc.	5,500	169,583
RPC, Inc.	5,200	130,624
Schlumberger Ltd. (NY Shares)	88,060	5,895,617
Smith International, Inc. (a)	51,540	2,804,291
Superior Energy Services, Inc. (a)	74,800	1,152,668
Tenaris SA sponsored ADR	7,500	366,750
Varco International, Inc. (a)	66,640	1,942,556
Weatherford International Ltd. (a)	33,100	1,698,030
Willbros Group, Inc. (a)	25,500	587,775
		28,670,527
TOTAL ENERGY EQUIPMENT & SERVICES		36,798,900
MACHINERY - 0.3%
Construction & Farm Machinery & Heavy Trucks - 0.3%
Bucyrus International, Inc. Class A	10,800	438,912

	Shares	Value (Note 1)
METALS & MINING - 12.2%
Aluminum - 4.5%
Alcan, Inc.	45,620	$ 2,235,380
Alcoa, Inc.	107,290	3,371,052
		5,606,432
Diversified Metals & Mining - 3.1%
Breakwater Resources Ltd. (a)	449,000	213,275
Cameco Corp.	18,900	660,713
CONSOL Energy, Inc.	19,900	816,895
Freeport-McMoRan Copper & Gold, Inc. Class B	15,380	587,977
Industrias Penoles SA de CV	13,300	71,629
Massey Energy Co.	9,600	335,520
Peabody Energy Corp.	15,000	1,213,650
		3,899,659
Gold - 4.4%
Eldorado Gold Corp. (a)	81,500	241,104
Newmont Mining Corp.	119,700	5,315,877
		5,556,981
Precious Metals & Minerals - 0.2%
Stillwater Mining Co. (a)	19,900	224,074
TOTAL METALS & MINING		15,287,146
MULTI-UTILITIES & UNREGULATED POWER - 0.3%
Multi-Utilities & Unregulated Power - 0.3%
Questar Corp.	7,400	377,104
OIL & GAS - 48.9%
Integrated Oil & Gas - 32.2%
Amerada Hess Corp.	2,800	230,664
BG Group PLC ADR	26,900	926,705
BP PLC sponsored ADR	175,340	10,239,856
ChevronTexaco Corp.	21,300	1,118,463
ConocoPhillips	91,381	7,934,612
ENI Spa sponsored ADR	5,100	641,784
Exxon Mobil Corp.	213,200	10,928,631
Marathon Oil Corp.	32,400	1,218,564
Occidental Petroleum Corp.	49,300	2,877,148
Petro-Canada	9,900	504,653
Royal Dutch Petroleum Co. (NY Shares)	2,750	157,795
Sibneft sponsored ADR	100	3,025
Total SA sponsored ADR	34,510	3,790,578
		40,572,478
Oil & Gas Exploration & Production - 11.4%
Abraxas Petroleum Corp. (a)	55,800	129,456
Burlington Resources, Inc.	15,900	691,650
Canadian Natural Resources Ltd.	39,500	1,686,979
Denbury Resources, Inc. (a)	38,800	1,065,060
EnCana Corp.	72,218	4,116,426
Encore Acquisition Co. (a)	17,100	596,961
EOG Resources, Inc.	4,800	342,528
Forest Oil Corp. (a)	28,900	916,708
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Oil & Gas Exploration & Production - continued
Newfield Exploration Co. (a)	12,700	$ 749,935
Pioneer Natural Resources Co.	8,200	287,820
Plains Exploration & Production Co. (a)	4,500	117,000
Pogo Producing Co.	12,300	596,427
Quicksilver Resources, Inc. (a)	33,400	1,228,452
Range Resources Corp.	64,300	1,315,578
Ultra Petroleum Corp. (a)	10,800	519,804
		14,360,784
Oil & Gas Refining & Marketing & Transportation - 5.3%
Ashland, Inc.	10,200	595,476
Frontier Oil Corp.	19,800	527,868
Holly Corp.	32,500	905,775
Premcor, Inc.	23,000	969,910
Tesoro Petroleum Corp. (a)	16,000	509,760
Valero Energy Corp.	68,900	3,128,060
		6,636,849
TOTAL OIL & GAS		61,570,111
PAPER & FOREST PRODUCTS - 4.7%
Forest Products - 1.3%
Canfor Corp. (a)	184	2,400
Weyerhaeuser Co.	24,400	1,640,168
		1,642,568
Paper Products - 3.4%
Georgia-Pacific Corp.	26,900	1,008,212
International Paper Co.	58,800	2,469,600
MeadWestvaco Corp.	17,917	607,207
Tembec, Inc. (a)	29,300	176,044
		4,261,063
TOTAL PAPER & FOREST PRODUCTS		5,903,631
TOTAL COMMON STOCKS (Cost $107,745,898)		123,291,213
Money Market Funds - 1.7%

Fidelity Cash Central Fund, 2.24% (b) (Cost $2,147,251)	2,147,251	2,147,251
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $109,893,149)		125,438,464
NET OTHER ASSETS - 0.3%		342,665
NET ASSETS - 100%		$ 125,781,129
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	71.3%
Canada	9.2%
United Kingdom	8.8%
Netherlands Antilles	4.7%
France	3.0%
Cayman Islands	1.4%
Others (individually less than 1%)	1.6%
100.0%
Income Tax Information
The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $162,000 or, if different, the net capital gain of such year.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Fidelity Variable Insurance Products: Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $109,893,149) - See accompanying schedule		$ 125,438,464
Foreign currency held at value (cost $584)		584
Receivable for fund shares sold		331,955
Dividends receivable		92,610
Interest receivable		5,692
Prepaid expenses		243
Other receivables		13,103
Total assets		125,882,651

Liabilities
Accrued management fee	$ 58,152
Transfer agent fee payable	6,906
Other affiliated payables	3,803
Other payables and accrued expenses	32,661
Total liabilities		101,522

Net Assets		$ 125,781,129
Net Assets consist of:
Paid in capital		$ 110,914,638
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(679,010)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,545,501
Net Assets, for 9,234,093 shares outstanding		$ 125,781,129
Net Asset Value, offering price and redemption price per share ($125,781,129 ÷ 9,234,093 shares)		$ 13.62

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 1,055,361
Interest		53,313
Security lending		2,031
		1,110,705
Less foreign taxes withheld		(39,898)
Total income		1,070,807

Expenses
Management fee	$ 396,073
Transfer agent fees	50,992
Accounting and security lending fees	33,307
Non-interested trustees' compensation	343
Custodian fees and expenses	16,132
Audit	32,529
Legal	1,161
Miscellaneous	9,952
Total expenses before reductions	540,489
Expense reductions	(25,285)	515,204
Net investment income (loss)		555,603
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,918,741
Foreign currency transactions	(8,682)
Total net realized gain (loss)		3,910,059
Change in net unrealized appreciation (depreciation) on: Investment securities	11,070,094
Assets and liabilities in foreign currencies	(247)
Total change in net unrealized appreciation (depreciation)		11,069,847
Net gain (loss)		14,979,906
Net increase (decrease) in net assets resulting from operations		$ 15,535,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 555,603	$ 107,043
Net realized gain (loss)	3,910,059	(1,559,759)
Change in net unrealized appreciation (depreciation)	11,069,847	6,751,795
Net increase (decrease) in net assets resulting from operations	15,535,509	5,299,079
Distributions to shareholders from net investment income	(592,299)	(118,735)
Share transactions Proceeds from sales of shares	91,406,678	17,445,260
Reinvestment of distributions	592,299	118,735
Cost of shares redeemed	(12,885,896)	(11,686,648)
Net increase (decrease) in net assets resulting from share transactions	79,113,081	5,877,347
Redemption fees	101,073	29,307
Total increase (decrease) in net assets	94,157,364	11,086,998

Net Assets
Beginning of period	31,623,765	20,536,767
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $11,132, respectively)	$ 125,781,129	$ 31,623,765
Other Information Shares
Sold	7,384,923	1,760,481
Issued in reinvestment of distributions	43,392	11,565
Redeemed	(1,058,987)	(1,325,092)
Net increase (decrease)	6,369,328	446,954

Financial Highlights

Years ended December 31,	2004	2003	2002	2001F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.04	$ 8.49	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.10	.05	.06	.02
Net realized and unrealized gain (loss)	2.53	2.54	(1.20)	(.35)
Total from investment operations	2.63	2.59	(1.14)	(.33)
Distributions from net investment income	(.07)	(.05)	(.07)	(.01)
Redemption fees added to paid in capitalE	.02	.01	.02	.02
Net asset value, end of period	$ 13.62	$ 11.04	$ 8.49	$ 9.68
Total ReturnB,C,D	23.96%	30.61%	(11.58)%	(3.10)%
Ratios to Average Net AssetsG
Expenses before expense reductions	.78%	1.26%	1.10%	2.11%A
Expenses net of voluntary waivers, if any	.78%	1.26%	1.10%	1.50%A
Expenses net of all reductions	.74%	1.25%	1.08%	1.44%A
Net investment income (loss)	.80%	.56%	.70%	.49%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,781	$ 31,624	$ 20,537	$ 12,326
Portfolio turnover rate	87%	73%	83%	129%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period July 19, 2001 (commencement of operations) to December 31, 2001.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Portfolio

Fidelity Variable Insurance Products: Technology Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Technology	0.43%	-1.87%

A From July 19, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Technology Portfolio on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Management's Discussion of Fund Performance

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Variable Insurance Products: Technology Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund trailed both the 2.92% return of the Goldman Sachs® Technology Index and the S&P 500®. An overweighting in semiconductors and semiconductor equipment stocks had a negative impact on the fund's performance compared with the Goldman Sachs index, as did underweighting Internet retailers. Additionally, my stock picking in the systems software group hurt performance. Chip makers Agere Systems, Integrated Circuit Systems and Conexant Systems, along with semiconductor equipment manufacturer Teradyne, all were among the largest detractors from performance relative to the sector index. On the positive side, the fund's performance received a significant boost from my stock selection in computer hardware. In that group, Apple Computer stood out as our top contributor both in absolute terms and compared with the benchmark. The company's iPod digital music player became the must-have consumer electronics item during the period, driving sales and profits sharply higher. Personal computer manufacturer Dell, the fund's second-largest holding at period end, continued to take market share and benefit from its position as the industry's lowest-cost provider.

Note to shareholders: Charlie Chai became Portfolio Manager of Technology Portfolio on January 12, 2005.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Intel Corp.	8.9
Dell, Inc.	6.5
Microsoft Corp.	6.1
Cisco Systems, Inc.	5.6
EMC Corp.	5.1
32.2
Top Industries as of December 31, 2004
% of fund's net assets
Semiconductors & Semiconductor Equipment	31.0%
Computers & Peripherals	22.5%
Communications Equipment	18.4%
Software	15.5%
Internet Software & Services	4.7%
All Others*	7.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 18.4%
Communications Equipment - 18.4%
Alcatel SA sponsored ADR (a)	41,300	$ 645,519
Alvarion Ltd. (a)	8,800	116,864
Andrew Corp. (a)	23,000	313,490
Avaya, Inc. (a)	50,700	872,040
Carrier Access Corp. (a)	14,600	155,928
Cisco Systems, Inc. (a)	341,500	6,590,950
Comverse Technology, Inc. (a)	16,670	407,582
Corning, Inc. (a)	9,900	116,523
CSR PLC	30,909	231,332
Enterasys Networks, Inc. (a)	146,500	263,700
Extreme Networks, Inc. (a)	29,800	195,190
Foundry Networks, Inc. (a)	22,300	293,468
Juniper Networks, Inc. (a)	78,396	2,131,587
Motorola, Inc.	193,330	3,325,276
Nokia Corp. sponsored ADR	34,800	545,316
Plantronics, Inc.	10,800	447,876
Powerwave Technologies, Inc. (a)	34,500	292,560
QUALCOMM, Inc.	64,900	2,751,760
Research In Motion Ltd. (a)	17,400	1,432,310
Sierra Wireless, Inc. (a)	16,400	290,143
		21,419,414
COMPUTERS & PERIPHERALS - 22.5%
Computer Hardware - 13.4%
Apple Computer, Inc. (a)	68,400	4,404,960
Compal Electronics, Inc.	216,970	216,356
Dell, Inc. (a)	180,139	7,591,057
Hewlett-Packard Co.	17,600	369,072
International Business Machines Corp.	7,610	750,194
palmOne, Inc. (a)	7,256	228,927
Quanta Computer, Inc.	164,680	295,274
Sun Microsystems, Inc. (a)	334,700	1,800,686
		15,656,526
Computer Storage & Peripherals - 9.1%
Adaptec, Inc. (a)	13,300	100,947
Brocade Communications Systems, Inc. (a)	500	3,820
Dot Hill Systems Corp. (a)	76,100	596,624
EMC Corp. (a)	398,140	5,920,342
Emulex Corp. (a)	2,900	48,836
Lexmark International, Inc. Class A (a)	10,600	901,000
Network Appliance, Inc. (a)	25,100	833,822
QLogic Corp. (a)	16,100	591,353
Seagate Technology	62,000	1,070,740
Synaptics, Inc. (a)	2,069	63,270
Western Digital Corp. (a)	44,410	481,404
		10,612,158
TOTAL COMPUTERS & PERIPHERALS		26,268,684

	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.5%
Electronic Equipment & Instruments - 0.3%
Aeroflex, Inc. (a)	10,100	$ 122,412
Symbol Technologies, Inc.	11,600	200,680
		323,092
Electronic Manufacturing Svcs. - 2.0%
Benchmark Electronics, Inc. (a)	5,700	194,370
Celestica, Inc. (sub. vtg.) (a)	45,800	645,017
Flextronics International Ltd. (a)	28,800	398,016
Hon Hai Precision Industries Co. Ltd.	111,549	515,813
Solectron Corp. (a)	40,400	215,332
Xyratex Ltd.	21,500	354,320
		2,322,868
Technology Distributors - 1.2%
Arrow Electronics, Inc. (a)	13,700	332,910
Avnet, Inc. (a)	13,000	237,120
CDW Corp.	10,300	683,405
Ingram Micro, Inc. Class A (a)	9,200	191,360
		1,444,795
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,090,755
HOTELS, RESTAURANTS & LEISURE - 0.0%
Hotels, Resorts & Cruise Lines - 0.0%
eLong, Inc. ADR	100	1,865
HOUSEHOLD DURABLES - 0.5%
Consumer Electronics - 0.5%
Harman International Industries, Inc.	2,200	279,400
LG Electronics, Inc.	3,570	221,056
ReignCom Ltd.	3,226	87,568
		588,024
INTERNET & CATALOG RETAIL - 2.2%
Internet Retail - 2.2%
Amazon.com, Inc. (a)	13,700	606,773
eBay, Inc. (a)	17,100	1,988,388
		2,595,161
INTERNET SOFTWARE & SERVICES - 4.7%
Internet Software & Services - 4.7%
Akamai Technologies, Inc. (a)	15,100	196,753
DoubleClick, Inc. (a)	18,700	145,486
Google, Inc. Class A	9,800	1,892,380
Housevalues, Inc.	200	3,004
Openwave Systems, Inc. (a)	15,033	232,410
SonicWALL, Inc. (a)	35,600	224,992
Supportsoft, Inc. (a)	7,000	46,620
VeriSign, Inc. (a)	9,600	321,792
Yahoo!, Inc. (a)	64,140	2,416,795
		5,480,232
Common Stocks - continued
	Shares	Value (Note 1)
IT SERVICES - 1.2%
IT Consulting & Other Services - 1.2%
Cognizant Technology Solutions Corp. Class A (a)	21,800	$ 922,794
Infosys Technologies Ltd. sponsored ADR	4,700	325,757
Kanbay International, Inc.	2,100	65,730
Satyam Computer Services Ltd. ADR (d)	4,900	118,237
		1,432,518
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 31.0%
Semiconductor Equipment - 4.0%
Applied Materials, Inc. (a)	108,840	1,861,164
ATMI, Inc. (a)	12,000	270,360
KLA-Tencor Corp. (a)	22,100	1,029,418
Teradyne, Inc. (a)	66,700	1,138,569
Tessera Technologies, Inc. (a)	6,572	244,544
Varian Semiconductor Equipment Associates, Inc. (a)	3,400	125,290
		4,669,345
Semiconductors - 27.0%
Agere Systems, Inc.:
Class A (a)	58,500	80,145
Class B (a)	31,100	41,985
Altera Corp. (a)	32,400	670,680
Analog Devices, Inc.	59,000	2,178,280
Applied Micro Circuits Corp. (a)	31,800	133,878
Broadcom Corp. Class A (a)	4,400	142,032
Cambridge Display Technologies, Inc.	7,300	83,074
Cree, Inc. (a)	7,400	296,592
Cypress Semiconductor Corp. (a)	50,600	593,538
Fairchild Semiconductor International, Inc. (a)	17,400	282,924
Freescale Semiconductor, Inc.:
Class A	20,800	370,656
Class B	39,112	718,096
Integrated Circuit Systems, Inc. (a)	73,000	1,527,160
Integrated Device Technology, Inc. (a)	60,400	698,224
Intel Corp.	444,940	10,407,145
International Rectifier Corp. (a)	14,000	623,980
Intersil Corp. Class A	32,500	544,050
Linear Technology Corp.	7,900	306,204
Marvell Technology Group Ltd. (a)	58,600	2,078,542
Mindspeed Technologies, Inc. (a)	75,400	209,612
National Semiconductor Corp.	191,300	3,433,835
NVIDIA Corp. (a)	22,700	534,812
O2Micro International Ltd. (a)	13,700	156,728
ON Semiconductor Corp. (a)	65,100	295,554
PMC-Sierra, Inc. (a)	24,200	272,250
Portalplayer, Inc.	100	2,468
Samsung Electronics Co. Ltd.	1,111	483,487
Semiconductor Manufacturing International Corp. sponsored ADR	1,480	15,940

	Shares	Value (Note 1)
Sigmatel, Inc. (a)	20,391	$ 724,492
Silicon Image, Inc. (a)	14,380	236,695
Silicon Laboratories, Inc. (a)	6,900	243,639
Taiwan Semiconductor Manufacturing Co. Ltd.	215,410	342,190
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	89,257	757,792
Texas Instruments, Inc.	58,200	1,432,884
Trident Microsystems, Inc. (a)	2,800	46,816
United Microelectronics Corp.	265,000	170,887
United Microelectronics Corp. sponsored ADR (d)	123,505	435,973
		31,573,239
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		36,242,584
SOFTWARE - 15.5%
Application Software - 1.8%
Amdocs Ltd. (a)	6,100	160,125
JAMDAT Mobile, Inc.	6,000	123,900
Lawson Software, Inc. (a)	15,796	108,519
Quest Software, Inc. (a)	41,779	666,375
SAP AG sponsored ADR	10,500	464,205
Siebel Systems, Inc. (a)	58,100	610,050
		2,133,174
Systems Software - 13.7%
Adobe Systems, Inc.	4,775	299,584
Computer Associates International, Inc.	217	6,740
Macrovision Corp. (a)	15,635	402,132
McAfee, Inc. (a)	21,400	619,102
Microsoft Corp.	268,100	7,160,951
Novell, Inc. (a)	62,181	419,722
Oracle Corp. (a)	165,000	2,263,800
Red Hat, Inc. (a)	82,660	1,103,511
Secure Computing Corp. (a)	6,300	62,874
Symantec Corp. (a)	36,800	947,968
VERITAS Software Corp. (a)	92,930	2,653,152
Visual Networks, Inc. (a)	18,800	65,424
		16,004,960
TOTAL SOFTWARE		18,138,134
SPECIALTY RETAIL - 0.0%
Computer & Electronics Retail - 0.0%
Best Buy Co., Inc.	300	17,826
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
InPhonic, Inc.	100	2,748
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Wireless Telecommunication Services - continued
Leap Wireless International, Inc. (a)	8,100	$ 218,700
Nextel Communications, Inc. Class A (a)	5,900	177,000
		398,448
TOTAL COMMON STOCKS (Cost $95,598,301)		116,673,645
Money Market Funds - 0.4%

Fidelity Cash Central Fund, 2.24% (b)	150,221	150,221
Fidelity Securities Lending Cash Central Fund, 2.23% (b)(c)	370,451	370,451
TOTAL MONEY MARKET FUNDS (Cost $520,672)		520,672
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $96,118,973)		117,194,317
NET OTHER ASSETS - (0.3)%		(363,493)
NET ASSETS - 100%		$ 116,830,824
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Taiwan	2.4%
Bermuda	2.1%
Canada	2.0%
Cayman Islands	1.0%
Others (individually less than 1%)	3.3%
100.0%
Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $8,117,000 of which $6,957,000 and $1,160,000 will expire on December 31, 2010 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (including securities loaned of $351,713) (cost $96,118,973) - See accompanying schedule		$ 117,194,317
Foreign currency held at value (cost $1,371)		1,440
Receivable for investments sold		786,777
Receivable for fund shares sold		5,512
Dividends receivable		28,110
Interest receivable		2,846
Prepaid expenses		469
Other affiliated receivables		260
Other receivables		21,252
Total assets		118,040,983

Liabilities
Payable for investments purchased	$ 514,909
Payable for fund shares redeemed	221,091
Accrued management fee	56,896
Other affiliated payables	10,170
Other payables and accrued expenses	36,642
Collateral on securities loaned, at value	370,451
Total liabilities		1,210,159

Net Assets		$ 116,830,824
Net Assets consist of:
Paid in capital		$ 104,587,106
Undistributed net investment income		334,161
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(9,165,919)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,075,476
Net Assets, for 12,466,760 shares outstanding		$ 116,830,824
Net Asset Value, offering price and redemption price per share ($116,830,824 ÷ 12,466,760 shares)		$ 9.37

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 262,151
Special Dividends		936,900
Interest		20,260
Security lending		21,577
Total income		1,240,888

Expenses
Management fee	$ 779,318
Transfer agent fees	90,600
Accounting and security lending fees	51,418
Non-interested trustees' compensation	753
Custodian fees and expenses	29,591
Audit	33,786
Legal	2,117
Interest	1,056
Miscellaneous	22,841
Total expenses before reductions	1,011,480
Expense reductions	(91,687)	919,793
Net investment income (loss)		321,095
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(877,354)
Foreign currency transactions	(8,649)
Total net realized gain (loss)		(886,003)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,465,868)
Assets and liabilities in foreign currencies	122
Total change in net unrealized appreciation (depreciation)		(4,465,746)
Net gain (loss)		(5,351,749)
Net increase (decrease) in net assets resulting from operations		$ (5,030,654)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 321,095	$ (295,080)
Net realized gain (loss)	(886,003)	5,393,906
Change in net unrealized appreciation (depreciation)	(4,465,746)	28,897,858
Net increase (decrease) in net assets resulting from operations	(5,030,654)	33,996,684
Share transactions Proceeds from sales of shares	41,591,140	123,143,044
Cost of shares redeemed	(87,134,416)	(22,975,915)
Net increase (decrease) in net assets resulting from share transactions	(45,543,276)	100,167,129
Redemption fees	130,386	155,596
Total increase (decrease) in net assets	(50,443,544)	134,319,409

Net Assets
Beginning of period	167,274,368	32,954,959
End of period (including undistributed net investment income of $334,161 and $0, respectively)	$ 116,830,824	$ 167,274,368
Other Information Shares
Sold	4,379,607	15,303,104
Redeemed	(9,843,606)	(2,993,567)
Net increase (decrease)	(5,463,999)	12,309,537

Financial Highlights

Years ended December 31,	2004	2003	2002	2001H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.33	$ 5.86	$ 9.42	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.02F	(.03)	(.04)	(.03)
Net realized and unrealized gain (loss)	.01G	3.49	(3.54)	(.57)
Total from investment operations	.03	3.46	(3.58)	(.60)
Redemption fees added to paid in capitalE	.01	.01	.02	.02
Net asset value, end of period	$ 9.37	$ 9.33	$ 5.86	$ 9.42
Total ReturnB,C,D	.43%	59.22%	(37.79)%	(5.80)%
Ratios to Average Net AssetsI
Expenses before expense reductions	.75%	.83%	.99%	1.31%A
Expenses net of voluntary waivers, if any	.75%	.83%	.99%	1.31%A
Expenses net of all reductions	.68%	.75%	.86%	1.29%A
Net investment income (loss)	.24%	(.34)%	(.52)%	(.70)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 116,831	$ 167,274	$ 32,955	$ 43,430
Portfolio turnover rate	118%	129%	217%	129%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period July 19, 2001 (commencement of operations) to December 31, 2001.

I Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Portfolio

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fundA
Fidelity VIP: Telecommunications & Utilities Growth	24.61%	-1.51%

A From July 19, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Telecommunications & Utilities Growth Portfolio on July 19, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months ending December 31, 2004, the fund beat both the Goldman Sachs® Utilities Index, which returned 21.91%, and the S&P 500®. Stock selection in the electric utilities sector was the key to performance versus the sector benchmark, as I focused on companies with both good dividend yields and reasonable prospects for earnings and revenue growth. Among the fund's biggest gainers was TXU, a Texas-based utility that delivered strong earnings growth after restructuring and bringing in new management. Within telecommunications, the fund favored companies with stable businesses. American Tower, a wireless tower company, and Citizens Communications, a rural phone operator, both posted strong absolute and relative returns. Verizon Communications, a regional Bell operating company (RBOC) with a strong wireless business, also rallied nicely. Conversely, underweightings in AT&T Wireless and Sprint hampered returns relative to the index. Shares of AT&T Wireless took off after Cingular Wireless announced it would acquire the carrier, while Sprint's strength in wireless and potential merger with Nextel Communications fueled its outsized gains. Returns from BellSouth and SBC Communications, RBOCs that jointly own Cingular, also were disappointing. These stocks stalled amid concerns that Cingular had overpaid for its AT&T Wireless acquisition.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Verizon Communications, Inc.	9.9
SBC Communications, Inc.	9.6
BellSouth Corp.	8.9
Nextel Communications, Inc. Class A	7.7
TXU Corp.	7.0
43.1
Top Industries as of December 31, 2004
% of fund's net assets
Diversified Telecommunication Services	39.1%
Electric Utilities	24.1%
Wireless Telecommunication Services	17.4%
Media	7.9%
Multi-Utilities & Unregulated Power	7.6%
All Others*	3.9%

* Includes short-term investments and net other assets.

Annual Report

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Diversified Commercial Services - 0.1%
Adesa, Inc.	1,100	$ 23,342
CONSTRUCTION & ENGINEERING - 0.5%
Construction & Engineering - 0.5%
Dycom Industries, Inc. (a)	6,880	209,978
DIVERSIFIED TELECOMMUNICATION SERVICES - 39.1%
Integrated Telecommunication Services - 39.1%
ALLTEL Corp.	3,710	218,000
BellSouth Corp.	122,430	3,402,330
Citizens Communications Co.	114,530	1,579,369
Golden Telecom, Inc.	1,400	36,988
Iowa Telecommunication Services, Inc.	2,900	62,553
Qwest Communications International, Inc. (a)	203,970	905,627
SBC Communications, Inc.	142,310	3,667,329
Sprint Corp.	42,700	1,061,095
TELUS Corp. (non-vtg.)	7,300	211,335
Verizon Communications, Inc.	93,760	3,798,216
		14,942,842
ELECTRIC UTILITIES - 24.1%
Electric Utilities - 24.1%
Allegheny Energy, Inc. (a)	4,800	94,608
Allete, Inc.	233	8,563
Entergy Corp.	13,500	912,465
Exelon Corp.	41,000	1,806,870
FirstEnergy Corp.	30,720	1,213,747
PG&E Corp. (a)	46,000	1,530,880
PPL Corp.	13,400	713,952
TXU Corp.	41,540	2,681,822
Westar Energy, Inc.	1,700	38,879
Wisconsin Energy Corp.	6,620	223,160
		9,224,946
GAS UTILITIES - 0.8%
Gas Utilities - 0.8%
KeySpan Corp.	440	17,358
Nicor, Inc.	1,900	70,186
Peoples Energy Corp.	1,200	52,740
Piedmont Natural Gas Co., Inc.	1,000	23,240
Southern Union Co. (a)	3,600	86,328
UGI Corp.	1,000	40,910
		290,762
INTERNET SOFTWARE & SERVICES - 0.1%
Internet Software & Services - 0.1%
Raindance Communications, Inc. (a)	14,500	33,640
MEDIA - 7.9%
Broadcasting & Cable TV - 7.9%
EchoStar Communications Corp. Class A	53,100	1,765,044

	Shares	Value (Note 1)
NTL, Inc. (a)	1,300	$ 94,848
The DIRECTV Group, Inc. (a)	52,483	878,565
XM Satellite Radio Holdings, Inc. Class A (a)	7,300	274,626
		3,013,083
MULTI-UTILITIES & UNREGULATED POWER - 7.6%
Multi-Utilities & Unregulated Power - 7.6%
AES Corp. (a)	36,750	502,373
Constellation Energy Group, Inc.	4,890	213,742
Dominion Resources, Inc.	22,370	1,515,344
Energen Corp.	1,300	76,635
Equitable Resources, Inc.	2,200	133,452
ONEOK, Inc.	6,800	193,256
Sierra Pacific Resources (a)	24,750	259,875
		2,894,677
WATER UTILITIES - 0.1%
Water Utilities - 0.1%
Aqua America, Inc.	1,287	31,647
WIRELESS TELECOMMUNICATION SERVICES - 17.4%
Wireless Telecommunication Services - 17.4%
Alamosa Holdings, Inc. (a)	6,400	79,808
American Tower Corp. Class A (a)	58,010	1,067,384
Crown Castle International Corp. (a)	27,490	457,434
Nextel Communications, Inc. Class A (a)	97,620	2,928,600
Nextel Partners, Inc. Class A (a)	35,300	689,762
NII Holdings, Inc. (a)	13,500	640,575
Price Communications Corp. (a)	3,400	63,206
SpectraSite, Inc. (a)	6,700	387,930
Western Wireless Corp. Class A (a)	11,300	331,090
		6,645,789
TOTAL COMMON STOCKS (Cost $31,305,557)		37,310,706
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 2.24% (b) (Cost $794,574)	794,574	794,574
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $32,100,131)		38,105,280
NET OTHER ASSETS - 0.2%		76,895
NET ASSETS - 100%		$ 38,182,175
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information
At December 31, 2004, the fund had a capital loss carryforward of approximately $2,601,000 of which $2,273,000 and $328,000 will expire on December 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth Portfolio

Fidelity Variable Insurance Products: Telecommunications & Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004

Assets
Investment in securities, at value (cost $32,100,131) - See accompanying schedule		$ 38,105,280
Receivable for fund shares sold		84,215
Dividends receivable		37,955
Interest receivable		1,103
Prepaid expenses		58
Other receivables		3,236
Total assets		38,231,847

Liabilities
Payable for fund shares redeemed	$ 46
Accrued management fee	17,854
Other affiliated payables	4,592
Other payables and accrued expenses	27,180
Total liabilities		49,672

Net Assets		$ 38,182,175
Net Assets consist of:
Paid in capital		$ 35,166,452
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,989,432)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,005,155
Net Assets, for 4,178,666 shares outstanding		$ 38,182,175
Net Asset Value, offering price and redemption price per share ($38,182,175 ÷ 4,178,666 shares)		$ 9.14

Statement of Operations

Year ended December 31, 2004

Investment Income
Dividends		$ 466,113
Special Dividends		118,260
Interest		9,973
Total income		594,346

Expenses
Management fee	$ 111,795
Transfer agent fees	17,201
Accounting fees and expenses	30,001
Non-interested trustees' compensation	98
Custodian fees and expenses	8,040
Audit	32,349
Legal	574
Miscellaneous	3,144
Total expenses before reductions	203,202
Expense reductions	(6,853)	196,349
Net investment income (loss)		397,997
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	598,857
Foreign currency transactions	219
Total net realized gain (loss)		599,076
Change in net unrealized appreciation (depreciation) on: Investment securities	4,246,133
Assets and liabilities in foreign currencies	6
Total change in net unrealized appreciation (depreciation)		4,246,139
Net gain (loss)		4,845,215
Net increase (decrease) in net assets resulting from operations		$ 5,243,212

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 397,997	$ 128,322
Net realized gain (loss)	599,076	(15,779)
Change in net unrealized appreciation (depreciation)	4,246,139	2,009,227
Net increase (decrease) in net assets resulting from operations	5,243,212	2,121,770
Distributions to shareholders from net investment income	(420,028)	(127,557)
Share transactions Proceeds from sales of shares	30,485,065	8,094,462
Reinvestment of distributions	420,028	127,557
Cost of shares redeemed	(9,281,514)	(6,820,171)
Net increase (decrease) in net assets resulting from share transactions	21,623,579	1,401,848
Redemption fees	35,419	34,040
Total increase (decrease) in net assets	26,482,182	3,430,101

Net Assets
Beginning of period	11,699,993	8,269,892
End of period (including undistributed net investment income of $0 and undistributed net investment income of $855, respectively)	$ 38,182,175	$ 11,699,993
Other Information Shares
Sold	3,649,882	1,219,470
Issued in reinvestment of distributions	46,036	18,115
Redeemed	(1,094,472)	(1,050,360)
Net increase (decrease)	2,601,446	187,225

Financial Highlights

Years ended December 31,	2004	2003	2002	2001G
Selected Per-Share Data
Net asset value, beginning of period	$ 7.42	$ 5.95	$ 8.60	$ 10.00
Income from Investment Operations
Net investment income (loss)E	.17F	.08	.09	.02
Net realized and unrealized gain (loss)	1.65	1.45	(2.67)	(1.42)
Total from investment operations	1.82	1.53	(2.58)	(1.40)
Distributions from net investment income	(.11)	(.08)	(.08)	(.01)
Redemption fees added to paid in capitalE	.01	.02	.01	.01
Net asset value, end of period	$ 9.14	$ 7.42	$ 5.95	$ 8.60
Total ReturnB,C,D	24.61%	26.17%	(29.91)%	(13.90)%
Ratios to Average Net AssetsH
Expenses before expense reductions	1.04%	1.71%	1.82%	2.35%A
Expenses net of voluntary waivers, if any	1.04%	1.50%	1.50%	1.50%A
Expenses net of all reductions	1.00%	1.46%	1.39%	1.49%A
Net investment income (loss)	2.03%	1.19%	1.30%	.45%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,182	$ 11,700	$ 8,270	$ 9,833
Portfolio turnover rate	84%	123%	154%	85%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.06 per share.

G For the period July 19, 2001 (commencement of operations) to December 31, 2001.

H Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio, and Telecommunications & Utilities Growth Portfolio (the funds) are funds of Variable Insurance Products Fund IV (the trust) and are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. Shares of each fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each fund offers Initial Class shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Consumer Industries Portfolio	$ 9,950,027	$ 2,116,879	$ (170,956)	$ 1,945,923
Cyclical Industries Portfolio	54,185,678	8,602,085	(426,522)	8,175,563
Financial Services Portfolio	33,001,460	8,915,144	(223,169)	8,691,975
Health Care Portfolio	56,647,594	12,264,800	(3,146,113)	9,118,687
Natural Resources Portfolio	110,690,724	15,777,915	(1,030,175)	14,747,740
Technology Portfolio	97,158,073	23,776,242	(3,739,998)	20,036,244
Telecommunications & Utilities Growth Portfolio	32,488,312	6,002,034	(385,066)	5,616,968
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Capital Loss Carryforward
Consumer Industries Portfolio	$ -	$ -	$ (2,358,977)
Cyclical Industries Portfolio	25,010	189,139	-
Financial Services Portfolio	442,451	-	(1,758,019)
Health Care Portfolio	133,530	-	(9,189,013)
Natural Resources Portfolio	-	118,751	-
Technology Portfolio	324,127	-	(8,116,656)
Telecommunications & Utilities Growth Portfolio	-	-	(2,601,243)

The tax character of distributions paid was as follows:

	December 31, 2004
	Ordinary Income	Long-term Capital Gains
Cyclical Industries Portfolio	176,284	-
Health Care Portfolio	200,555	-
Natural Resources Portfolio	548,630	43,669
Telecommunications & Utilities Growth Portfolio	420,028	-
	December 31, 2003
	Ordinary Income
Cyclical Industries Portfolio	33,211
Financial Services Portfolio	403,705
Natural Resources Portfolio	118,735
Telecommunications & Utilities Growth Portfolio	127,557

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the funds and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Consumer Industries Portfolio	15,413,686	15,140,943
Cyclical Industries Portfolio	69,839,911	35,851,779
Financial Services Portfolio	38,822,876	42,411,327
Health Care Portfolio	45,719,910	36,325,597
Natural Resources Portfolio	137,376,600	59,066,567
Technology Portfolio	157,761,969	197,722,319
Telecommunications & Utilities Growth Portfolio	37,332,276	16,465,283

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Consumer Industries Portfolio	.30%	.28%	.57%
Cyclical Industries Portfolio	.30%	.28%	.57%
Financial Services Portfolio	.30%	.28%	.57%
Health Care Portfolio	.30%	.28%	.57%
Natural Resources Portfolio	.30%	.28%	.57%
Technology Portfolio	.30%	.28%	.58%
Telecommunications & Utilities Growth Portfolio	.30%	.28%	.57%

Transfer Agent Fees. Fidelity Investment Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each fund pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Consumer Industries Portfolio	$ 3,779
Cyclical Industries Portfolio	30,560
Financial Services Portfolio	18,059
Health Care Portfolio	13,991
Natural Resources Portfolio	55,827
Technology Portfolio	19,718
Telecommunications & Utilities Growth Portfolio	9,853

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were as follows:

Amount
Consumer Industries Portfolio	$ 793
Cyclical Industries Portfolio	4,398
Financial Services Portfolio	2,197
Health Care Portfolio	802
Natural Resources Portfolio	3,362
Technology Portfolio	34,107
Telecommunications & Utilities Growth Portfolio	806

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Each applicable fund's activity in this program during the period was as follows:

	Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Technology Portfolio	Borrower	$ 3,896,286	1.15%	-	$ 872

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Each applicable fund's activity in this program during the period was as follows:

	Average Daily Loan Balance	Weighted Average Interest Rate
Technology Portfolio	$5,279,000	1.25%

Annual Report

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. In addition, through arrangements with each applicable fund's custodian, credits realized as a result of uninvested cash balances were used to reduce each applicable fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service Arrangements	Custody expense reduction

Consumer Industries Portfolio	$ 4,059	$ -
Cyclical Industries Portfolio	13,507	122
Financial Services Portfolio	9,826	-
Health Care Portfolio	9,020	-
Natural Resources Portfolio	25,149	136
Technology Portfolio	91,687	-
Telecommunications & Utilities Growth Portfolio	6,853	-

9. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Fund	Affiliated %
Consumer Industries Portfolio	100%
Cyclical Industries Portfolio	100%
Financial Services Portfolio	100%
Health Care Portfolio	100%
Natural Resources Portfolio	100%
Technology Portfolio	100%
Telecommunications & Utilities Growth Portfolio	100%

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Consumer Industries Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Consumer Industries Portfolio, Financial Services Portfolio, Health Care Portfolio, Natural Resources Portfolio, Technology Portfolio and Telecommunications & Utilities Growth Portfolio (a funds of Variable Insurance Products Fund IV) at December 31, 2004 and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Variable Insurance Product Fund IV's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Consumer Industries (2001), VIP Cyclical Industries (2001), VIP Financial Services (2001), VIP Health Care (2001), VIP Natural Resources (2001) VIP Technology (2001), and VIP Telecommunications & Utilities Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Eric D. Roiter (56)

Year of Election or Appointment: 2001

Secretary of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment:2002

Chief Financial Officer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 2001

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Consumer Industries, VIP Cyclical Industries, VIP Financial Services, VIP Health Care, VIP Natural Resources VIP Technology, and VIP Telecommunications & Utilities Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Cyclical Industries	2/11/05	2/11/05	$.01	$.05
Financial Services	2/11/05	2/11/05	$.14	$-
Health Care	2/11/05	2/11/05	$.025	$-
Natural Resources	2/11/05	2/11/05	$-	$.015
Technology	2/11/05	2/11/05	$.035	$-

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Health Care	100%
Telecommunications & Utilities Growth	100%

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of each fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	458,190,063.70	83.431
Against	70,246,908.89	12.791
Abstain	20,745,786.74	3.778
TOTAL	549,182,759.33	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	521,583,205.95	94.974
Withheld	27,599,553.38	5.026
TOTAL	549,182,759.33	100.000
Ralph F. Cox
Affirmative	519,150,329.49	94.531
Withheld	30,032,429.84	5.469
TOTAL	549,182,759.33	100.000
Laura B. Cronin
Affirmative	520,911,931.53	94.852
Withheld	28,270,827.80	5.148
TOTAL	549,182,759.33	100.000
Dennis J. Dirks B
Affirmative	521,590,729.90	94.976
Withheld	27,592,029.43	5.024
TOTAL	549,182,759.33	100.000
Robert M. Gates
Affirmative	519,905,480.12	94.669
Withheld	29,277,279.21	5.331
TOTAL	549,182,759.33	100.000
George H. Heilmeier
Affirmative	520,921,777.54	94.854
Withheld	28,260,981.79	5.146
TOTAL	549,182,759.33	100.000
Abigail P. Johnson
Affirmative	519,065,339.91	94.516
Withheld	30,117,419.42	5.484
TOTAL	549,182,759.33	100.000
Edward C. Johnson 3d
Affirmative	518,847,346.05	94.476
Withheld	30,335,413.28	5.524
TOTAL	549,182,759.33	100.000
Donald J. Kirk
Affirmative	521,181,241.00	94.901
Withheld	28,001,518.33	5.099
TOTAL	549,182,759.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	521,391,176.23	94.939
Withheld	27,791,583.10	5.061
TOTAL	549,182,759.33	100.000
Ned C. Lautenbach
Affirmative	521,804,568.92	95.015
Withheld	27,378,190.41	4.985
TOTAL	549,182,759.33	100.000
Marvin L. Mann
Affirmative	520,497,408.02	94.777
Withheld	28,685,351.31	5.223
TOTAL	549,182,759.33	100.000
William O. McCoy
Affirmative	520,233,312.84	94.729
Withheld	28,949,446.49	5.271
TOTAL	549,182,759.33	100.000
Robert L. Reynolds
Affirmative	521,415,834.89	94.944
Withheld	27,766,924.44	5.056
TOTAL	549,182,759.33	100.000
Cornelia M. Small B
Affirmative	521,014,631.05	94.871
Withheld	28,168,128.28	5.129
TOTAL	549,182,759.33	100.000
William S. Stavropoulos
Affirmative	520,522,282.96	94.781
Withheld	28,660,476.37	5.219
TOTAL	549,182,759.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

State Street Bank & Trust Co.
Quincy, MA

VIPFCI-ANN-0205
1.768901.103

Fidelity® Variable Insurance Products:

Growth Stock Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of the fund's investments at period end.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	10	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	14	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	17
Trustees and Officers	18
Distributions	23
Proxy Voting Results	24

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Growth Stock Portfolio

Fidelity Variable Insurance Products: Growth Stock Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity® VIP: Growth Stock - Initial Class	2.31%	12.66%
Fidelity VIP: Growth Stock - Service Class B	2.32%	12.58%
Fidelity VIP: Growth Stock - Service Class 2 C	2.14%	12.40%

A From December 11, 2002

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Variable Insurance Products: Growth Stock Portfolio - Initial Class on December 11, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio

Management's Discussion of Fund Performance

Comments from Brian Hanson, Portfolio Manager of Fidelity® Variable Insurance Products: Growth Stock Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the 12 months that ended on December 31, 2004, the fund trailed the Russell 1000® Growth Index, which gained 6.30%, and significantly underperformed the LipperSM Variable Annuity Growth Funds Average, which rose 10.36%. The fund lagged its benchmarks mainly because of its bias toward large-cap growth stocks, which have been underperforming the more rapidly advancing small- and mid-cap growth stocks during this stage of the business cycle. Underweighting the retail space, which generally did well during the period, and overweighting pharmaceuticals, which performed poorly, also held back performance. Among stocks that hurt, chipmaker Intersil was the biggest detractor versus the index, missing its goal of surpassing industry-average earnings. Underweightings in better-than-expected performers Home Depot, pharmaceutical giant Johnson & Johnson and wireless technology pioneer QUALCOMM also hurt performance. Neither Home Depot nor QUALCOMM was held in the portfolio at period end. Contributors included Solectron, the electronics contract manufacturer, and BJ Services, an oil services provider, both of which benefited from positive industry-specific trends.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,005.50	$ 5.04 **
Hypothetical A	$ 1,000.00	$ 1,020.11	$ 5.08 **
Service Class
Actual	$ 1,000.00	$ 1,005.60	$ 5.55 **
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.58 **
Service Class 2
Actual	$ 1,000.00	$ 1,004.70	$ 6.30 **
Hypothetical A	$ 1,000.00	$ 1,018.85	$ 6.34 **

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.00% **
Service Class	1.10% **
Service Class 2	1.25% **

** If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

	Annualized Expense Ratio	Expenses Paid
Initial Class	.85%
Actual		$ 4.29
HypotheticalA		$ 4.32
Service Class	.95%
Actual		$ 4.79
HypotheticalA		$ 4.82
Service Class 2	1.10%
Actual		$ 5.55
HypotheticalA		$ 5.58

A 5% return per year before expenses

Growth Stock Portfolio

Fidelity Variable Insurance Products: Growth Stock Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Dell, Inc.	6.0
Microsoft Corp.	3.9
Schering-Plough Corp.	3.8
Johnson & Johnson	3.5
Foot Locker, Inc.	3.2
20.4
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Information Technology	31.8
Health Care	23.0
Consumer Discretionary	11.9
Energy	7.9
Consumer Staples	7.0
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	95.3%
Short-Term Investments and Net Other Assets	4.7%
* Foreign investments 4.1%

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 0.7%
Harley-Davidson, Inc.	700	$ 42,525
Internet & Catalog Retail - 0.4%
eBay, Inc. (a)	200	23,256
Media - 6.6%
Fox Entertainment Group, Inc. Class A (a)	1,100	34,386
Getty Images, Inc. (a)	1,000	68,850
Lamar Advertising Co. Class A (a)	2,800	119,784
Radio One, Inc. Class D (non-vtg.) (a)	1,400	22,568
Spanish Broadcasting System, Inc. Class A (a)	6,900	72,864
Univision Communications, Inc. Class A (a)	3,500	102,445
		420,897
Specialty Retail - 4.2%
Foot Locker, Inc.	7,600	204,668
RadioShack Corp.	1,000	32,880
Ross Stores, Inc.	1,200	34,644
		272,192
TOTAL CONSUMER DISCRETIONARY		758,870
CONSUMER STAPLES - 7.0%
Beverages - 1.1%
PepsiCo, Inc.	1,400	73,080
Food & Staples Retailing - 3.3%
CVS Corp.	1,100	49,577
Wal-Mart Stores, Inc.	3,100	163,742
		213,319
Household Products - 2.6%
Procter & Gamble Co.	2,960	163,037
TOTAL CONSUMER STAPLES		449,436
ENERGY - 7.9%
Energy Equipment & Services - 7.0%
BJ Services Co.	3,000	139,620
Halliburton Co.	1,600	62,784
Nabors Industries Ltd. (a)	1,700	87,193
National-Oilwell, Inc. (a)	1,900	67,051
Pride International, Inc. (a)	2,800	57,512
Varco International, Inc. (a)	1,200	34,980
		449,140
Oil & Gas - 0.9%
Teekay Shipping Corp.	600	25,266
Valero Energy Corp.	700	31,780
		57,046
TOTAL ENERGY		506,186

	Shares	Value (Note 1)
FINANCIALS - 4.3%
Capital Markets - 0.3%
Harris & Harris Group, Inc. (a)	1,200	$ 19,656
Commercial Banks - 1.3%
Bank of America Corp.	700	32,893
Wachovia Corp.	900	47,340
		80,233
Consumer Finance - 0.5%
American Express Co.	600	33,822
Insurance - 1.6%
American International Group, Inc.	1,600	105,072
Thrifts & Mortgage Finance - 0.6%
Golden West Financial Corp., Delaware	600	36,852
TOTAL FINANCIALS		275,635
HEALTH CARE - 23.0%
Biotechnology - 2.8%
Biogen Idec, Inc. (a)	400	26,644
Genentech, Inc. (a)	900	48,996
ImmunoGen, Inc. (a)	4,300	38,012
Millennium Pharmaceuticals, Inc. (a)	4,200	50,904
Protein Design Labs, Inc. (a)	700	14,462
		179,018
Health Care Equipment & Supplies - 5.9%
Cholestech Corp. (a)	2,600	21,167
Guidant Corp.	1,300	93,730
Kinetic Concepts, Inc.	400	30,520
Medtronic, Inc.	2,700	134,109
ResMed, Inc. (a)	400	20,440
St. Jude Medical, Inc. (a)	1,800	75,474
		375,440
Health Care Providers & Services - 3.3%
Cardinal Health, Inc.	600	34,890
McKesson Corp.	2,000	62,920
UnitedHealth Group, Inc.	900	79,227
WebMD Corp. (a)	4,000	32,640
		209,677
Pharmaceuticals - 11.0%
Eli Lilly & Co.	700	39,725
Johnson & Johnson	3,500	221,970
Pfizer, Inc.	2,500	67,225
Schering-Plough Corp.	11,700	244,296
Watson Pharmaceuticals, Inc. (a)	600	19,686
Wyeth	2,700	114,993
		707,895
TOTAL HEALTH CARE		1,472,030
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 6.6%
Aerospace & Defense - 2.4%
Honeywell International, Inc.	3,500	$ 123,935
The Boeing Co.	500	25,885
		149,820
Industrial Conglomerates - 1.0%
General Electric Co.	1,800	65,700
Machinery - 1.1%
Trinity Industries, Inc.	2,000	68,160
Road & Rail - 2.1%
Burlington Northern Santa Fe Corp.	1,400	66,234
Norfolk Southern Corp.	1,900	68,761
		134,995
TOTAL INDUSTRIALS		418,675
INFORMATION TECHNOLOGY - 31.8%
Communications Equipment - 2.1%
Cisco Systems, Inc. (a)	3,600	69,480
Juniper Networks, Inc. (a)	2,400	65,256
		134,736
Computers & Peripherals - 7.8%
Dell, Inc. (a)	9,100	383,473
UNOVA, Inc. (a)	4,700	118,863
		502,336
Electronic Equipment & Instruments - 7.3%
Benchmark Electronics, Inc. (a)	1,100	37,510
Flextronics International Ltd. (a)	10,100	139,582
Jabil Circuit, Inc. (a)	5,200	133,016
National Instruments Corp.	1,900	51,775
Solectron Corp. (a)	19,300	102,869
		464,752
Internet Software & Services - 1.4%
Yahoo!, Inc. (a)	2,300	86,664
Semiconductors & Semiconductor Equipment - 7.0%
Analog Devices, Inc.	1,000	36,920
Applied Materials, Inc. (a)	3,600	61,560
Integrated Circuit Systems, Inc. (a)	2,200	46,024
Intersil Corp. Class A	5,200	87,048
LTX Corp. (a)	9,100	69,979
Micrel, Inc. (a)	4,300	47,386
Silicon Laboratories, Inc. (a)	1,600	56,496
Varian Semiconductor Equipment Associates, Inc. (a)	1,200	44,220
		449,633
Software - 6.2%
Microsoft Corp.	9,200	245,732

	Shares	Value (Note 1)
Quest Software, Inc. (a)	7,300	$ 116,435
Siebel Systems, Inc. (a)	3,300	34,650
		396,817
TOTAL INFORMATION TECHNOLOGY		2,034,938
MATERIALS - 2.8%
Chemicals - 2.6%
NOVA Chemicals Corp.	2,000	94,500
PolyOne Corp. (a)	8,100	73,386
		167,886
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. Class B	300	11,469
TOTAL MATERIALS		179,355
TOTAL COMMON STOCKS (Cost $5,544,728)		6,095,125
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 2.24% (b) (Cost $332,706)	332,706	332,706
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $5,877,434)		6,427,831
NET OTHER ASSETS - (0.5)%		(32,548)
NET ASSETS - 100%		$ 6,395,283
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $145,122 or, if different, the net capital gain of such year; and for dividends with respect to the taxable year ended December 31, 2003, $2,925, or, if different, the excess of: (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Growth Stock Portfolio

Fidelity Variable Insurance Products: Growth Stock Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2004

Assets
Investment in securities, at value (cost $5,877,434) - See accompanying schedule		$ 6,427,831
Receivable for investments sold		26,076
Dividends receivable		1,707
Interest receivable		505
Prepaid expenses		24
Receivable from investment adviser for expense reductions		4,082
Other receivables		881
Total assets		6,461,106

Liabilities
Payable to custodian bank	$ 18,319
Payable for investments purchased	12,678
Accrued management fee	3,025
Distribution fees payable	683
Other affiliated payables	3,102
Other payables and accrued expenses	28,016
Total liabilities		65,823

Net Assets		$ 6,395,283
Net Assets consist of:
Paid in capital		$ 5,862,767
Undistributed net investment income		2,529
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(20,410)
Net unrealized appreciation (depreciation) on investments		550,397
Net Assets		$ 6,395,283

Initial Class: Net Asset Value, offering price and redemption price per share ($1,938,023 ÷ 173,929 shares)		$ 11.14

Service Class: Net Asset Value, offering price and redemption price per share ($1,913,624 ÷ 172,141 shares)		$ 11.12

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,543,636 ÷ 229,585 shares)		$ 11.08

Statement of Operations

		Year ended December 31, 2004

Investment Income
Dividends		$ 50,925
Special Dividends		27,600
Interest		2,177
Total income		80,702

Expenses
Management fee	$ 35,639
Transfer agent fees	5,395
Distribution fees	8,029
Accounting fees and expenses	33,001
Non-interested trustees' compensation	34
Custodian fees and expenses	7,267
Audit	34,825
Legal	89
Miscellaneous	890
Total expenses before reductions	125,169
Expense reductions	(58,104)	67,065
Net investment income (loss)		13,637
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	297,058
Foreign currency transactions	145
Total net realized gain (loss)		297,203
Change in net unrealized appreciation (depreciation) on: Investment securities	(171,294)
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		(171,296)
Net gain (loss)		125,907
Net increase (decrease) in net assets resulting from operations		$ 139,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Growth Stock Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,637	$ (11,094)
Net realized gain (loss)	297,203	536,643
Change in net unrealized appreciation (depreciation)	(171,296)	872,201
Net increase (decrease) in net assets resulting from operations	139,544	1,397,750
Distributions to shareholders from net investment income	(10,928)	(5,000)
Distributions to shareholders from net realized gain	(488,248)	(341,023)
Total distributions	(499,176)	(346,023)
Share transactions - net increase (decrease)	507,259	355,850
Total increase (decrease) in net assets	147,627	1,407,577

Net Assets
Beginning of period	6,247,656	4,840,079
End of period (including undistributed net investment income of $2,529 and $0, respectively)	$ 6,395,283	$ 6,247,656
Other Information:
Share Transactions	Year ended December 31, 2004
Shares	Initial Class	Service Class	Service Class 2
Sold	1,124	-	-
Reinvested	13,278	13,189	17,628
Redeemed	(425)	-	-
Net increase (decrease)	13,977	13,189	17,628

Dollars Sold	$ 12,923	$ -	$ -
Reinvested	150,698	149,337	199,141
Redeemed	(4,840)	-	-
Net increase (decrease)	$ 158,781	$ 149,337	$ 199,141
Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	2,425	-	-
Reinvested	8,994	8,952	11,957
Redeemed	(1,468)	-	-
Net increase (decrease)	9,951	8,952	11,957

Dollars Sold	$ 27,406	$ -	$ -
Reinvested	104,262	103,612	138,149
Redeemed	(17,579)	-	-
Net increase (decrease)	$ 114,089	$ 103,612	$ 138,149
Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 3,302	$ 3,268	$ 4,358
From net realized gain	147,396	146,069	194,783
Total	$ 150,698	$ 149,337	$ 199,141
	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 1,500	$ 1,500	$ 2,000
From net realized gain	102,762	102,112	136,149
Total	$ 104,262	$ 103,612	$ 138,149

See accompanying notes which are an integral part of the financial statements.

Growth Stock Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.79	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04 F	(.01)	- I
Net realized and unrealized gain (loss)	.23	2.81	(.32)
Total from investment operations	.27	2.80	(.32)
Distributions from net investment income	(.02)	(.01)	-
Distributions from net realized gain	(.90)	(.68)	-
Total distributions	(.92)	(.69)	-
Net asset value, end of period	$ 11.14	$ 11.79	$ 9.68
Total Return B, C, D	2.31%	29.05%	(3.20)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.94%	2.68%	9.76% A
Expenses net of voluntary waivers, if any	1.00%	1.14%	1.25% A
Expenses net of all reductions	.95%	1.09%	1.22% A
Net investment income (loss)	.35%	(.07)%	.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,938	$ 1,885	$ 1,452
Portfolio turnover rate	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period December 11, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.77	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03 F	(.02)	- I
Net realized and unrealized gain (loss)	.24	2.80	(.32)
Total from investment operations	.27	2.78	(.32)
Distributions from net investment income	(.02)	(.01)	-
Distributions from net realized gain	(.90)	(.68)	-
Total distributions	(.92)	(.69)	-
Net asset value, end of period	$ 11.12	$ 11.77	$ 9.68
Total Return B, C, D	2.32%	28.85%	(3.20)%
Ratios to Average Net Assets H
Expenses before expense reductions	1.97%	2.74%	9.86% A
Expenses net of voluntary waivers, if any	1.10%	1.24%	1.35% A
Expenses net of all reductions	1.05%	1.19%	1.32% A
Net investment income (loss)	.25%	(.17)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,914	$ 1,871	$ 1,452
Portfolio turnover rate	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period December 11, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 11.75	$ 9.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01 F	(.04)	- I
Net realized and unrealized gain (loss)	.24	2.80	(.32)
Total from investment operations	.25	2.76	(.32)
Distributions from net investment income	(.02)	(.01)	-
Distributions from net realized gain	(.90)	(.68)	-
Total distributions	(.92)	(.69)	-
Net asset value, end of period	$ 11.08	$ 11.75	$ 9.68
Total Return B, C, D	2.14%	28.64%	(3.20)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.12%	2.89%	10.01% A
Expenses net of voluntary waivers, if any	1.25%	1.39%	1.50% A
Expenses net of all reductions	1.20%	1.34%	1.47% A
Net investment income (loss)	.10%	(.33)%	.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,544	$ 2,491	$ 1,936
Portfolio turnover rate	151%	149%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.05 per share.

G For the period December 11, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

Growth Stock Portfolio

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Growth Stock Portfolio (the fund) is a fund of Variable Insurance Products Fund IV, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Growth Stock Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 644,196
Unrealized depreciation	(118,631)
Net unrealized appreciation (depreciation)	525,565
Undistributed ordinary income	20,829

Cost for federal income tax purposes	$ 5,902,266

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 351,131	$ 346,023
Long-term Capital Gains	148,045	-
Total	$ 499,176	$ 346,023

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $9,167,230 and $9,408,604, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,857
Service Class 2	6,172
$ 8,029

Growth Stock Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 2,556
Service Class	1,218
Service Class 2	1,621
$ 5,395

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,060 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,440 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective February 1, 2005 the expense limitations will be changed to 0.85%, 0.95% and 1.10%, for Initial Class, Service Class and Service Class 2, respectively.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.00%	$ 17,623
Service Class	1.10%	16,129
Service Class 2	1.25%	21,460
		$ 55,212

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,892 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Growth Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Stock Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Growth Stock Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Growth Stock (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Variable Insurance Products Fund IV. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of VIP Growth Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Brian J. Hanson (31)

Year of Election or Appointment: 2004

Vice President of VIP Growth Stock. Mr. Hanson also serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson worked as an analyst and manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of VIP Growth Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Growth Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Growth Stock. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Growth Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Growth Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Growth Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Growth Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Growth Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Growth Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Growth Stock. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Growth Stock Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/11/05	2/11/05	$.005	$.035
Service Class	2/11/05	2/11/05	$.005	$.035
Service Class 2	2/11/05	2/11/05	$.005	$.035

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	458,190,063.70	83.431
Against	70,246,908.89	12.791
Abstain	20,745,786.74	3.778
TOTAL	549,182,759.33	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	521,583,205.95	94.974
Withheld	27,599,553.38	5.026
TOTAL	549,182,759.33	100.000
Ralph F. Cox
Affirmative	519,150,329.49	94.531
Withheld	30,032,429.84	5.469
TOTAL	549,182,759.33	100.000
Laura B. Cronin
Affirmative	520,911,931.53	94.852
Withheld	28,270,827.80	5.148
TOTAL	549,182,759.33	100.000
Dennis J. Dirks B
Affirmative	521,590,729.90	94.976
Withheld	27,592,029.43	5.024
TOTAL	549,182,759.33	100.000
Robert M. Gates
Affirmative	519,905,480.12	94.669
Withheld	29,277,279.21	5.331
TOTAL	549,182,759.33	100.000
George H. Heilmeier
Affirmative	520,921,777.54	94.854
Withheld	28,260,981.79	5.146
TOTAL	549,182,759.33	100.000
Abigail P. Johnson
Affirmative	519,065,339.91	94.516
Withheld	30,117,419.42	5.484
TOTAL	549,182,759.33	100.000
Edward C. Johnson 3d
Affirmative	518,847,346.05	94.476
Withheld	30,335,413.28	5.524
TOTAL	549,182,759.33	100.000
Donald J. Kirk
Affirmative	521,181,241.00	94.901
Withheld	28,001,518.33	5.099
TOTAL	549,182,759.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	521,391,176.23	94.939
Withheld	27,791,583.10	5.061
TOTAL	549,182,759.33	100.000
Ned C. Lautenbach
Affirmative	521,804,568.92	95.015
Withheld	27,378,190.41	4.985
TOTAL	549,182,759.33	100.000
Marvin L. Mann
Affirmative	520,497,408.02	94.777
Withheld	28,685,351.31	5.223
TOTAL	549,182,759.33	100.000
William O. McCoy
Affirmative	520,233,312.84	94.729
Withheld	28,949,446.49	5.271
TOTAL	549,182,759.33	100.000
Robert L. Reynolds
Affirmative	521,415,834.89	94.944
Withheld	27,766,924.44	5.056
TOTAL	549,182,759.33	100.000
Cornelia M. Small B
Affirmative	521,014,631.05	94.871
Withheld	28,168,128.28	5.129
TOTAL	549,182,759.33	100.000
William S. Stavropoulos
Affirmative	520,522,282.96	94.781
Withheld	28,660,476.37	5.219
TOTAL	549,182,759.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Growth Stock Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPGR-ANN-0205
1.781993.102

Fidelity® Variable Insurance Products:

Real Estate Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	9	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	13	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	16
Trustees and Officers	17
Proxy Voting Results	22
Distributions	23

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Real Estate Portfolio

Fidelity Variable Insurance Products: Real Estate Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity VIP: Real Estate - Initial Class	34.14%	32.52%
Fidelity VIP: Real Estate - Service Class B	34.04%	32.39%
Fidelity VIP: Real Estate - Service Class 2 C	33.79%	32.18%

A From November 6, 2002.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Real Estate Portfolio - Initial Class on November 6, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® Variable Insurance Products: Real Estate Portfolio

Real estate securities continued to rally during 2004, enjoying their fifth consecutive year of outperformance relative to the broad stock market and their second consecutive year of gains exceeding 30%. For the 12 months ending December 31, 2004, the Dow Jones Wilshire® Real Estate Securities Index gained 34.83%, while the Standard & Poor's 500SM Index rose 10.88%. The strong performance came even as the market for real estate investment trusts (REITs) encountered unusual volatility. During a six-week period in the spring, as investors became increasingly confident that the Federal Reserve Board would be raising short-term interest rates, REIT prices tumbled nearly 20%. However, as confidence increased that the rate hikes would be implemented gradually, yields on the benchmark 10-year Treasury note remained relatively stable - providing investors in real estate securities with the confidence to return to the market. Accordingly, REITs returned to favor and enjoyed extremely strong performance for the rest of 2004, rising approximately 45% between the market's low point on May 10 and the end of the year.

The portfolio performed in line with both its benchmark, the Dow Jones Wilshire Real Estate Securities Index, and the 33.71% increase of the LipperSM Variable Annuity Real Estate Funds Average during the 12 months ending December 31, 2004. The fund's performance was slightly held back by holding cash in the portfolio at inopportune times in a rising market due to investment inflows. Compared to the broad equity market, the fund benefited from the strong backdrop for real estate securities. Two of the biggest detractors relative to the Dow Jones Wilshire benchmark resulted from underweighting apartment REITs Archstone Smith Trust and AvalonBay Communities, each a component of the sector index. Both businesses, which own a number of high-rise apartment buildings in desirable areas of the United States, benefited as investors saw appreciation potential in converting the companies' apartments to condos. On the plus side, the fund was helped by a large position in Starwood Hotels & Resorts Worldwide, which benefited from its strong business fundamentals and reasonable valuation. Also boosting results was Vornado Realty Trust, whose office properties performed well in the New York City and Washington, D.C. markets.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,263.50	$ 4.32
HypotheticalA	$ 1,000.00	$ 1,021.32	$ 3.86
Service Class
Actual	$ 1,000.00	$ 1,263.40	$ 4.84
HypotheticalA	$ 1,000.00	$ 1,020.86	$ 4.32
Service Class 2
Actual	$ 1,000.00	$ 1,261.80	$ 5.69
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.08

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.76%
Service Class	.85%
Service Class 2	1.00%

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Investment Summary

Top Ten Stocks as of December 31, 2004
% of fund's net assets
Starwood Hotels & Resorts Worldwide, Inc. unit	8.5
Vornado Realty Trust	7.8
ProLogis	7.1
Simon Property Group, Inc.	6.1
Equity Office Properties Trust	5.5
General Growth Properties, Inc.	5.4
Reckson Associates Realty Corp.	5.0
Duke Realty Corp.	4.9
CBL & Associates Properties, Inc.	4.8
Public Storage, Inc.	3.7
58.8
Top Five REIT Sectors as of December 31, 2004
% of fund's net assets
REITs - Industrial Buildings	23.3
REITs - Malls	17.5
REITs - Office Buildings	14.9
REITs - Shopping Centers	14.7
REITs - Apartments	8.4
Asset Allocation (% of fund's net assets)
As of December 31, 2004
Stocks	95.8%
Short-Term Investments and Net Other Assets	4.2%

Annual Report

Fidelity Variable Insurance Products: Real Estate Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
HOTELS, RESTAURANTS & LEISURE - 8.5%
Hotels, Resorts & Cruise Lines - 8.5%
Starwood Hotels & Resorts Worldwide, Inc. unit	221,630	$ 12,943,191
MARINE - 0.0%
Marine - 0.0%
Alexander & Baldwin, Inc.	800	33,936
REAL ESTATE - 87.3%
Real Estate Investment Trusts - 4.1%
American Financial Realty Trust (SBI)	21,500	347,870
Digital Realty Trust, Inc.	40,300	542,841
GMH Communities Trust	63,900	900,990
HomeBanc Mortgage Corp., Georgia	62,600	605,968
Trizec Properties, Inc.	204,600	3,871,032
TOTAL REAL ESTATE INVESTMENT TRUSTS		6,268,701
REITs - Apartments - 8.4%
American Campus Communities, Inc.	37,800	850,122
Apartment Investment & Management Co. Class A	109,620	4,224,755
AvalonBay Communities, Inc.	32,400	2,439,720
Cornerstone Realty Income Trust, Inc.	39,600	395,208
Equity Residential (SBI)	126,300	4,569,534
United Dominion Realty Trust, Inc. (SBI)	17,200	426,560
TOTAL REITS - APARTMENTS		12,905,899
REITs - Health Care Facilities - 0.9%
Ventas, Inc.	51,400	1,408,874
REITs - Hotels - 0.4%
Eagle Hospitality Properties Trust, Inc.	1,000	10,300
MeriStar Hospitality Corp. (a)	60,620	506,177
TOTAL REITS - HOTELS		516,477
REITs - Industrial Buildings - 23.3%
Catellus Development Corp.	166,152	5,084,251
CenterPoint Properties Trust (SBI)	105,630	5,058,621
Duke Realty Corp.	218,120	7,446,617
Plum Creek Timber Co., Inc.	22,300	857,212
ProLogis	251,920	10,915,694
Public Storage, Inc.	102,640	5,722,180
U-Store-It Trust	31,100	539,585
TOTAL REITS - INDUSTRIAL BUILDINGS		35,624,160
REITs - Malls - 17.5%
CBL & Associates Properties, Inc.	96,610	7,376,174
General Growth Properties, Inc.	228,451	8,260,788

	Shares	Value (Note 1)
Simon Property Group, Inc.	144,640	$ 9,353,869
The Mills Corp.	28,650	1,826,724
TOTAL REITS - MALLS		26,817,555
REITs - Management/Investment - 2.3%
Equity Lifestyle Properties, Inc.	33,800	1,208,350
Newcastle Investment Corp. (a)	72,100	2,291,338
TOTAL REITS - MANAGEMENT/INVESTMENT		3,499,688
REITs - Office Buildings - 14.9%
Boston Properties, Inc.	85,200	5,509,884
Equity Office Properties Trust	292,600	8,520,512
Highwoods Properties, Inc. (SBI)	12,390	343,203
Kilroy Realty Corp.	20,400	872,100
Reckson Associates Realty Corp.	233,010	7,645,058
TOTAL REITS - OFFICE BUILDINGS		22,890,757
REITs - Prisons - 0.8%
Correctional Properties Trust	43,898	1,267,774
REITs - Shopping Centers - 14.7%
Federal Realty Investment Trust (SBI)	58,340	3,013,261
Inland Real Estate Corp.	68,133	1,086,721
Kimco Realty Corp.	67,800	3,931,722
Pan Pacific Retail Properties, Inc.	15,300	959,310
Vornado Realty Trust	156,800	11,937,184
Weingarten Realty Investors (SBI)	41,300	1,656,130
TOTAL REITS - SHOPPING CENTERS		22,584,328
TOTAL REAL ESTATE		133,784,213
TOTAL COMMON STOCKS (Cost $121,803,061)		146,761,340
Money Market Funds - 4.4%

Fidelity Cash Central Fund, 2.24% (b) (Cost $6,771,360)	6,771,360	6,771,360
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $128,574,421)		153,532,700
NET OTHER ASSETS - (0.2)%		(274,528)
NET ASSETS - 100%		$ 153,258,172
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $918,000 or, if different, the net capital gain of such year, and for dividends with respect to the taxable year ended December 31, 2003, $103,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Real Estate Portfolio

Fidelity Variable Insurance Products Fund: Real Estate Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2004

Assets
Investment in securities, at value (cost $128,574,421) - See accompanying schedule		$ 153,532,700
Receivable for investments sold		648,273
Receivable for fund shares sold		559,161
Dividends receivable		832,078
Interest receivable		12,509
Prepaid expenses		298
Other receivables		4,692
Total assets		155,589,711

Liabilities
Payable for investments purchased	$ 2,210,452
Payable for fund shares redeemed	3,707
Accrued management fee	68,580
Distribution fees payable	783
Other affiliated payables	13,325
Other payables and accrued expenses	34,692
Total liabilities		2,331,539

Net Assets		$ 153,258,172
Net Assets consist of:
Paid in capital		$ 127,642,701
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		657,192
Net unrealized appreciation (depreciation) on investments		24,958,279
Net Assets		$ 153,258,172

Initial Class: Net Asset Value, offering price and redemption price per share ($147,779,093 ÷ 8,465,436 shares)		$ 17.46

Service Class: Net Asset Value, offering price and redemption price per share ($2,743,974 ÷ 157,441 shares)		$ 17.43

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,735,105 ÷ 157,273 shares)		$ 17.39

Statement of Operations

	Year ended December 31, 2004

Investment Income
Dividends		$ 3,191,606
Interest		60,044
Total income		3,251,650

Expenses
Management fee	$ 493,539
Transfer agent fees	62,098
Distribution fees	7,901
Accounting fees and expenses	38,014
Non-interested trustees' compensation	428
Custodian fees and expenses	17,362
Audit	32,983
Legal	1,077
Interest	928
Miscellaneous	14,966
Total expenses before reductions	669,296
Expense reductions	(18,086)	651,210
Net investment income (loss)		2,600,440
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	995,619
Foreign currency transactions	453
Total net realized gain (loss)		996,072
Change in net unrealized appreciation (depreciation) on: Investment securities	22,297,662
Assets and liabilities in foreign currencies	(18)
Total change in net unrealized appreciation (depreciation)		22,297,644
Net gain (loss)		23,293,716
Net increase (decrease) in net assets resulting from operations		$ 25,894,156

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurace Products Fund: Real Estate Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	Year ended December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,600,440	$ 514,875
Net realized gain (loss)	996,072	304,087
Change in net unrealized appreciation (depreciation)	22,297,644	2,580,758
Net increase (decrease) in net assets resulting from operations	25,894,156	3,399,720
Distributions to shareholders from net investment income	(2,574,398)	(513,643)
Distributions to shareholders from net realized gain	(431,678)	(239,700)
Total distributions	(3,006,076)	(753,343)
Share transactions - net increase (decrease)	80,958,007	41,635,633
Total increase (decrease) in net assets	103,846,087	44,282,010

Net Assets
Beginning of period	49,412,085	5,130,075
End of period (including undistributed net investment income of $0 and $7,211, respectively)	$ 153,258,172	$ 49,412,085
Other Information:
Share Transactions	Year ended December 31, 2004
Shares	Initial Class	Service Class	Service Class 2
Sold	7,277,962	-	-
Reinvested	169,297	3,283	3,109
Redeemed	(2,389,526)	-	-
Net increase (decrease)	5,057,733	3,283	3,109

Dollars Sold	$ 110,246,700	$ -	$ -
Reinvested	2,897,952	55,606	52,518
Redeemed	(32,294,769)	-	-
Net increase (decrease)	$ 80,849,883	$ 55,606	$ 52,518

Share Transactions	Year ended December 31, 2003
Shares	Initial Class	Service Class	Service Class 2
Sold	3,172,692	-	-
Reinvested	51,781	2,518	2,524
Redeemed	(18,958)	-	-
Net increase (decrease)	3,205,515	2,518	2,524

Dollars Sold	$ 41,129,487	$ -	$ -
Reinvested	686,621	33,361	33,361
Redeemed	(247,197)	-	-
Net increase (decrease)	$ 41,568,911	$ 33,361	$ 33,361

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 2,484,800	$ 46,343	$ 43,255
From net realized gain	413,152	9,263	9,263
Total	$ 2,897,952	$ 55,606	$ 52,518

	Year ended December 31, 2003
	Initial Class	Service Class	Service Class 2
From net investment income	$ 468,151	$ 22,746	$ 22,746
From net realized gain	218,470	10,615	10,615
Total	$ 686,621	$ 33,361	$ 33,361

See accompanying notes which are an integral part of the financial statements.

Real Estate Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.30	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.45	.48F	.08
Net realized and unrealized gain (loss)	4.08	2.89	.18
Total from investment operations	4.53	3.37	.26
Distributions from net investment income	(.31)	(.15)	(.11)
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.37)	(.22)	(.11)
Net asset value, end of period	$ 17.46	$ 13.30	$ 10.15
Total Return B, C, D	34.14%	33.21%	2.61%
Ratios to Average Net Assets H
Expenses before expense reductions	.77%	1.72%	4.89% A
Expenses net of voluntary waivers, if any	.77%	1.03%	1.25% A
Expenses net of all reductions	.74%	1.00%	1.22% A
Net investment income (loss)	3.02%	4.44%	5.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 147,779	$ 45,320	$ 2,052
Portfolio turnover rate	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G For the period November 6, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.28	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.43	.49 F	.08
Net realized and unrealized gain (loss)	4.08	2.86	.18
Total from investment operations	4.51	3.35	.26
Distributions from net investment income	(.30)	(.15)	(.11)
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.36)	(.22)	(.11)
Net asset value, end of period	$ 17.43	$ 13.28	$ 10.15
Total Return B, C, D	34.04%	33.01%	2.61%
Ratios to Average Net Assets H
Expenses before expense reductions	.86%	1.80%	4.99% A
Expenses net of voluntary waivers, if any	.86%	1.24%	1.35% A
Expenses net of all reductions	.84%	1.22%	1.31% A
Net investment income (loss)	2.92%	4.23%	5.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,744	$ 2,048	$ 1,539
Portfolio turnover rate	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G For the period November 6, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Annual Report

Fidelity Variable Insurance Products Fund: Real Estate Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003	2002 G
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.41	.47 F	.08
Net realized and unrealized gain (loss)	4.06	2.86	.18
Total from investment operations	4.47	3.33	.26
Distributions from net investment income	(.28)	(.15)	(.11)
Distributions from net realized gain	(.06)	(.07)	-
Total distributions	(.34)	(.22)	(.11)
Net asset value, end of period	$ 17.39	$ 13.26	$ 10.15
Total Return B, C, D	33.79%	32.81%	2.61%
Ratios to Average Net Assets H
Expenses before expense reductions	1.01%	1.95%	5.14% A
Expenses net of voluntary waivers, if any	1.01%	1.39%	1.50% A
Expenses net of all reductions	.99%	1.37%	1.46% A
Net investment income (loss)	2.77%	4.08%	5.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,735	$ 2,044	$ 1,539
Portfolio turnover rate	66%	46%	44% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.11 per share.

G For the period November 6, 2002 (commencement of operations) to December 31, 2002.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Real Estate Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Real Estate Portfolio (the fund) is a fund of Variable Insurance Products Fund IV, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Real Estate Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,734,033
Unrealized depreciation	(275,189)
Net unrealized appreciation (depreciation)	24,458,844
Undistributed ordinary income	567,419
Undistributed long-term capital gain	589,207

Cost for federal income tax purposes	$ 129,073,856

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 2,574,398	$ 719,100
Long-term Capital Gains	431,678	34,243
Total	$ 3,006,076	$ 753,343

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $133,857,851 and $55,710,710, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 2,261
Service Class 2	5,640
$ 7,901

Real Estate Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 59,074
Service Class	1,514
Service Class 2	1,510
$ 62,098

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $58,701 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $15,456 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 3,276,222	1.13%	-	$ 928

5. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $18,086 for the period.

6. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Real Estate Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment:1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Real Estate (2002). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2002

Vice President of VIP Real Estate. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (37)

Year of Election or Appointment: 2002

Vice President of VIP Real Estate. Mr. Buller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds. Mr. Buller also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2002

Secretary of VIP Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Real Estate. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2002

Chief Financial Officer of VIP Real Estate. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Real Estate. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of VIP Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment:2004

Assistant Treasurer of VIP Real Estate. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	458,190,063.70	83.431
Against	70,246,908.89	12.791
Abstain	20,745,786.74	3.778
TOTAL	549,182,759.33	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	521,583,205.95	94.974
Withheld	27,599,553.38	5.026
TOTAL	549,182,759.33	100.000
Ralph F. Cox
Affirmative	519,150,329.49	94.531
Withheld	30,032,429.84	5.469
TOTAL	549,182,759.33	100.000
Laura B. Cronin
Affirmative	520,911,931.53	94.852
Withheld	28,270,827.80	5.148
TOTAL	549,182,759.33	100.000
Dennis J. Dirks B
Affirmative	521,590,729.90	94.976
Withheld	27,592,029.43	5.024
TOTAL	549,182,759.33	100.000
Robert M. Gates
Affirmative	519,905,480.12	94.669
Withheld	29,277,279.21	5.331
TOTAL	549,182,759.33	100.000
George H. Heilmeier
Affirmative	520,921,777.54	94.854
Withheld	28,260,981.79	5.146
TOTAL	549,182,759.33	100.000
Abigail P. Johnson
Affirmative	519,065,339.91	94.516
Withheld	30,117,419.42	5.484
TOTAL	549,182,759.33	100.000
Edward C. Johnson 3d
Affirmative	518,847,346.05	94.476
Withheld	30,335,413.28	5.524
TOTAL	549,182,759.33	100.000
Donald J. Kirk
Affirmative	521,181,241.00	94.901
Withheld	28,001,518.33	5.099
TOTAL	549,182,759.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	521,391,176.23	94.939
Withheld	27,791,583.10	5.061
TOTAL	549,182,759.33	100.000
Ned C. Lautenbach
Affirmative	521,804,568.92	95.015
Withheld	27,378,190.41	4.985
TOTAL	549,182,759.33	100.000
Marvin L. Mann
Affirmative	520,497,408.02	94.777
Withheld	28,685,351.31	5.223
TOTAL	549,182,759.33	100.000
William O. McCoy
Affirmative	520,233,312.84	94.729
Withheld	28,949,446.49	5.271
TOTAL	549,182,759.33	100.000
Robert L. Reynolds
Affirmative	521,415,834.89	94.944
Withheld	27,766,924.44	5.056
TOTAL	549,182,759.33	100.000
Cornelia M. Small B
Affirmative	521,014,631.05	94.871
Withheld	28,168,128.28	5.129
TOTAL	549,182,759.33	100.000
William S. Stavropoulos
Affirmative	520,522,282.96	94.781
Withheld	28,660,476.37	5.219
TOTAL	549,182,759.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Distributions

The Board of Trustees of Variable Insurance Products: Real Estate Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Capital Gains
Initial Class	2/11/05	2/11/05	$.135
Service Class	2/11/05	2/11/05	$.135
Service Class 2	2/11/05	2/11/05	$.135

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Ltd.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPRE-ANN-0205
1.781992.102

Fidelity® Variable Insurance Products:

Value Leaders Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	6	A summary of the fund's investments at period end.
Investments	7	A complete list of the fund's investments with their market values.
Financial Statements	11	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	15	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	18
Trustees and Officers	19
Distributions	24
Proxy Voting Results	25

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Value Leaders Portfolio

Fidelity Variable Insurance Products: Value Leaders Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity VIP®: Value Leaders Portfolio - Initial Class	15.15%	18.29%
Fidelity VIP: Value Leaders Portfolio - Service Class B	15.08%	18.17%
Fidelity VIP: Value Leaders Portfolio - Service Class 2 C	14.91%	17.98%

A From June 17, 2003.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Variable Insurance Products: Value Leaders Portfolio - Initial Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio

Management's Discussion of Fund Performance

Comments from Brian Hogan, Portfolio Manager of Fidelity® Variable Insurance Products: Value Leaders Portfolio

The year ending December 31, 2004, generally was positive for equity investors, as many stock market benchmarks produced double-digit gains. Broad-based themes included the continued dominance of small-cap stocks, which outperformed large-caps for the sixth consecutive year. The small-cap Russell 2000® Index was up 18.33% in 2004, while the larger-cap Standard & Poor's 500SM Index rose 10.88%. Value stocks ended the year well ahead of growth stocks: The Russell 3000® Value Index advanced 16.94%, compared to 6.93% for the Russell 3000 Growth Index. Energy and basic materials stocks led the market upward. Energy stocks were boosted by record-high oil prices, while strong demand from China helped support commodity prices. The health care sector was among the market's weakest performers. Technology also fell off the pace, though it was helped by a rally late in the year. The tech-heavy NASDAQ Composite® Index returned 9.15%, thanks primarily to a 14.87% jump in the fourth quarter. Elsewhere, the Dow Jones Industrial AverageSM gained 5.37% for the year.

For the one-year period that ended December 31, 2004, the fund modestly underperformed the Russell 1000® Value Index, which returned 16.49%, but outperformed the LipperSM Variable Annuity Growth Funds Average, which returned 10.36%. The largest detractor relative to the index was Clear Channel Communications, which owns 1,200 radio stations and whose stock declined after the company's revenues didn't meet expectations. Underweighting strong-performing Exxon Mobil also took a big toll on performance relative to the Russell index, as the company benefited from high oil prices. On the positive side, industrial conglomerate Tyco International was the fund's top contributor in both relative and absolute terms. The company benefited from its new management team, significantly reduced its gross debt and generated more cash than had been anticipated. Another key contributor was Nucor Corporation, the largest U.S. steel maker. Its stock continued to rise as the company significantly exceeded consensus earnings estimates due to better-than-expected pricing and continued strong product demand.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,100.90	$ 5.28 * *
HypotheticalA	$ 1,000.00	$ 1,020.11	$ 5.08 * *
Service Class
Actual	$ 1,000.00	$ 1,101.10	$ 5.81 * *
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.58 * *
Service Class 2
Actual	$ 1,000.00	$ 1,099.40	$ 6.60 * *
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.34 * *

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.00% * *
Service Class	1.10% * *
Service Class 2	1.25% * *

* * If changes to voluntary expense limitations effective February 1, 2005 had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Initial Class	.85%
Actual		$ 4.49
HypotheticalA		$ 4.32
Service Class	.95%
Actual		$ 5.02
HypotheticalA		$ 4.82
Service Class 2	1.10%
Actual		$ 5.81
HypotheticalA		$ 5.58

A 5% return per year before expenses

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
General Electric Co.	6.1
Exxon Mobil Corp.	3.6
Bank of America Corp.	3.4
American International Group, Inc.	2.5
Honeywell International, Inc.	2.4
18.0
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Financials	20.3
Industrials	19.2
Energy	12.7
Health Care	10.4
Consumer Discretionary	9.2
Asset Allocation as of December 31, 2004
% of fund's net assets *
Stocks	99.7%
Short-Term Investments and Net Other Assets	0.3%

* Foreign investments 3.5%

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.2%
Distributors - 0.1%
WESCO International, Inc. (a)	300	$ 8,892
Hotels, Restaurants & Leisure - 1.0%
McDonald's Corp.	1,840	58,990
Wendy's International, Inc.	100	3,926
		62,916
Household Durables - 1.6%
Blount International, Inc. (a)	400	6,968
Centex Corp.	500	29,790
KB Home	300	31,320
LG Electronics, Inc.	100	6,192
Sony Corp. sponsored ADR	400	15,584
Techtronic Industries Co. Ltd.	5,500	11,994
		101,848
Leisure Equipment & Products - 0.3%
Eastman Kodak Co.	620	19,995
Media - 4.0%
Clear Channel Communications, Inc.	1,180	39,518
Emmis Communications Corp. Class A (a)	550	10,555
Fox Entertainment Group, Inc. Class A (a)	300	9,378
Grupo Televisa SA de CV sponsored ADR	300	18,150
Lamar Advertising Co. Class A (a)	600	25,668
News Corp. Class A	338	6,307
NTL, Inc. (a)	105	7,661
Omnicom Group, Inc.	160	13,491
Time Warner, Inc. (a)	1,350	26,244
Univision Communications, Inc. Class A (a)	100	2,927
Valassis Communications, Inc. (a)	200	7,002
Viacom, Inc. Class B (non-vtg.)	1,213	44,141
Walt Disney Co.	1,680	46,704
		257,746
Multiline Retail - 0.8%
99 Cents Only Stores (a)	1,200	19,392
JCPenney Co., Inc.	400	16,560
Nordstrom, Inc.	300	14,019
		49,971
Specialty Retail - 1.4%
American Eagle Outfitters, Inc.	200	9,420
CarMax, Inc. (a)	300	9,315
Home Depot, Inc.	900	38,466
The Pep Boys - Manny, Moe & Jack	400	6,828
Toys 'R' Us, Inc. (a)	1,400	28,658
		92,687
TOTAL CONSUMER DISCRETIONARY		594,055
CONSUMER STAPLES - 3.5%
Beverages - 0.3%
PepsiCo, Inc.	350	18,270

	Shares	Value (Note 1)
Food & Staples Retailing - 0.5%
Albertsons, Inc.	500	$ 11,940
Safeway, Inc. (a)	1,100	21,714
		33,654
Food Products - 0.3%
Bunge Ltd.	200	11,402
Smithfield Foods, Inc. (a)	200	5,918
		17,320
Household Products - 0.1%
Clorox Co.	140	8,250
Personal Products - 0.4%
Gillette Co.	600	26,868
Tobacco - 1.9%
Altria Group, Inc.	1,970	120,367
TOTAL CONSUMER STAPLES		224,729
ENERGY - 12.7%
Energy Equipment & Services - 5.0%
Baker Hughes, Inc.	200	8,534
BJ Services Co.	300	13,962
ENSCO International, Inc.	510	16,187
FMC Technologies, Inc. (a)	200	6,440
GlobalSantaFe Corp.	700	23,177
Halliburton Co.	1,500	58,860
Hornbeck Offshore Services, Inc.	400	7,720
National-Oilwell, Inc. (a)	210	7,411
Pride International, Inc. (a)	1,500	30,810
Rowan Companies, Inc. (a)	300	7,770
Schlumberger Ltd. (NY Shares)	200	13,390
Smith International, Inc. (a)	300	16,323
Transocean, Inc. (a)	1,000	42,390
Varco International, Inc. (a)	1,260	36,729
Weatherford International Ltd. (a)	620	31,806
		321,509
Oil & Gas - 7.7%
Apache Corp.	430	21,745
BP PLC sponsored ADR	340	19,856
Burlington Resources, Inc.	740	32,190
ChevronTexaco Corp.	1,200	63,012
ConocoPhillips	430	37,337
Encore Acquisition Co. (a)	300	10,473
Exxon Mobil Corp.	4,550	233,233
Occidental Petroleum Corp.	550	32,098
Premcor, Inc.	370	15,603
Quicksilver Resources, Inc. (a)	600	22,068
Valero Energy Corp.	300	13,620
		501,235
TOTAL ENERGY		822,744
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 20.3%
Capital Markets - 3.9%
Bear Stearns Companies, Inc.	400	$ 40,924
Lehman Brothers Holdings, Inc.	500	43,740
Merrill Lynch & Co., Inc.	1,640	98,023
Morgan Stanley	840	46,637
State Street Corp.	300	14,736
TradeStation Group, Inc. (a)	800	5,616
		249,676
Commercial Banks - 6.3%
Banco Bradesco SA sponsored ADR (non-vtg.)	600	15,036
Bank of America Corp.	4,598	216,060
Texas Capital Bancshares, Inc. (a)	300	6,486
UCBH Holdings, Inc.	400	18,328
Wachovia Corp.	2,312	121,611
Wells Fargo & Co.	450	27,968
		405,489
Consumer Finance - 0.2%
MBNA Corp.	500	14,095
Diversified Financial Services - 1.8%
Citigroup, Inc.	1,650	79,497
J.P. Morgan Chase & Co.	896	34,953
		114,450
Insurance - 5.1%
ACE Ltd.	820	35,055
AFLAC, Inc.	600	23,904
AMBAC Financial Group, Inc.	340	27,924
American International Group, Inc.	2,410	158,265
Hartford Financial Services Group, Inc.	300	20,793
Hilb Rogal & Hobbs Co.	400	14,496
MetLife, Inc.	430	17,419
Scottish Re Group Ltd.	200	5,180
W.R. Berkley Corp.	600	28,302
		331,338
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	900	34,686
Equity Lifestyle Properties, Inc.	150	5,363
General Growth Properties, Inc.	570	20,611
iStar Financial, Inc.	200	9,052
		69,712
Thrifts & Mortgage Finance - 1.9%
Fannie Mae	400	28,484
Freddie Mac	300	22,110
Golden West Financial Corp., Delaware	240	14,741
New York Community Bancorp, Inc.	833	17,135
Sovereign Bancorp, Inc.	800	18,040

	Shares	Value (Note 1)
W Holding Co., Inc.	306	$ 7,020
Washington Mutual, Inc.	400	16,912
		124,442
TOTAL FINANCIALS		1,309,202
HEALTH CARE - 10.4%
Biotechnology - 0.8%
Biogen Idec, Inc. (a)	100	6,661
BioMarin Pharmaceutical, Inc. (a)	1,200	7,668
Genentech, Inc. (a)	300	16,332
MedImmune, Inc. (a)	500	13,555
Millennium Pharmaceuticals, Inc. (a)	450	5,454
		49,670
Health Care Equipment & Supplies - 4.2%
Baxter International, Inc.	2,980	102,929
Dade Behring Holdings, Inc. (a)	300	16,800
Guidant Corp.	400	28,840
Medtronic, Inc.	1,040	51,657
PerkinElmer, Inc.	700	15,743
St. Jude Medical, Inc. (a)	200	8,386
Thermo Electron Corp. (a)	300	9,057
Waters Corp. (a)	800	37,432
		270,844
Health Care Providers & Services - 1.9%
McKesson Corp.	900	28,314
PacifiCare Health Systems, Inc. (a)	340	19,217
Sierra Health Services, Inc. (a)	300	16,533
UnitedHealth Group, Inc.	700	61,621
		125,685
Pharmaceuticals - 3.5%
Johnson & Johnson	610	38,686
Merck & Co., Inc.	1,600	51,424
Pfizer, Inc.	900	24,201
Schering-Plough Corp.	2,550	53,244
Wyeth	1,300	55,367
		222,922
TOTAL HEALTH CARE		669,121
INDUSTRIALS - 19.2%
Aerospace & Defense - 4.0%
Engineered Support Systems, Inc.	100	5,922
Hexcel Corp. (a)	600	8,700
Honeywell International, Inc.	4,300	152,263
Lockheed Martin Corp.	510	28,331
Precision Castparts Corp.	250	16,420
Raytheon Co.	700	27,181
The Boeing Co.	400	20,708
		259,525
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	200	$ 11,176
Airlines - 0.5%
AirTran Holdings, Inc. (a)	500	5,350
Delta Air Lines, Inc. (a)	1,200	8,976
Southwest Airlines Co.	1,200	19,536
		33,862
Building Products - 1.2%
Masco Corp.	2,100	76,713
Commercial Services & Supplies - 2.3%
Apollo Group, Inc. Class A (a)	300	24,213
Career Education Corp. (a)	700	28,000
Cintas Corp.	1,000	43,860
On Assignment, Inc. (a)	566	2,938
Robert Half International, Inc.	1,700	50,031
		149,042
Construction & Engineering - 1.4%
Chicago Bridge & Iron Co. NV (NY Shares)	600	24,000
Fluor Corp.	600	32,706
Jacobs Engineering Group, Inc. (a)	300	14,337
MasTec, Inc. (a)	2,100	21,231
		92,274
Industrial Conglomerates - 8.0%
General Electric Co.	10,720	391,279
Siemens AG sponsored ADR	100	8,467
Tyco International Ltd.	3,230	115,440
		515,186
Machinery - 0.2%
ITT Industries, Inc.	200	16,890
Marine - 0.1%
Alexander & Baldwin, Inc.	100	4,242
Road & Rail - 1.1%
Norfolk Southern Corp.	1,000	36,190
Swift Transportation Co., Inc. (a)	800	17,184
Union Pacific Corp.	300	20,175
		73,549
Trading Companies & Distributors - 0.2%
UAP Holding Corp.	300	5,181
W.W. Grainger, Inc.	100	6,662
		11,843
TOTAL INDUSTRIALS		1,244,302
INFORMATION TECHNOLOGY - 8.6%
Communications Equipment - 1.5%
Cisco Systems, Inc. (a)	300	5,790
Comverse Technology, Inc. (a)	1,000	24,450
Foundry Networks, Inc. (a)	1,400	18,424

	Shares	Value (Note 1)
Juniper Networks, Inc. (a)	1,100	$ 29,909
QUALCOMM, Inc.	500	21,200
		99,773
Computers & Peripherals - 0.8%
International Business Machines Corp.	220	21,688
Sun Microsystems, Inc. (a)	1,300	6,994
Western Digital Corp. (a)	2,100	22,764
		51,446
Electronic Equipment & Instruments - 0.8%
Amphenol Corp. Class A (a)	300	11,022
Flextronics International Ltd. (a)	600	8,292
National Instruments Corp.	250	6,813
Solectron Corp. (a)	400	2,132
Symbol Technologies, Inc.	1,200	20,760
		49,019
Internet Software & Services - 0.5%
Akamai Technologies, Inc. (a)	500	6,515
Yahoo!, Inc. (a)	600	22,608
		29,123
IT Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	660	39,725
BearingPoint, Inc. (a)	400	3,212
Sapient Corp. (a)	600	4,746
		47,683
Office Electronics - 0.4%
Xerox Corp. (a)	1,700	28,917
Semiconductors & Semiconductor Equipment - 1.6%
Analog Devices, Inc.	400	14,768
Applied Materials, Inc. (a)	400	6,840
Cabot Microelectronics Corp. (a)	400	16,020
Freescale Semiconductor, Inc. Class A	1,020	18,176
Intel Corp.	600	14,034
KLA-Tencor Corp. (a)	200	9,316
Lam Research Corp. (a)	400	11,564
Samsung Electronics Co. Ltd.	35	15,231
		105,949
Software - 2.3%
BEA Systems, Inc. (a)	1,800	15,948
Macrovision Corp. (a)	100	2,572
Microsoft Corp.	3,660	97,759
Oracle Corp. (a)	500	6,860
PalmSource, Inc. (a)	200	2,548
Symantec Corp. (a)	800	20,608
		146,295
TOTAL INFORMATION TECHNOLOGY		558,205
MATERIALS - 8.7%
Chemicals - 5.3%
Dow Chemical Co.	1,430	70,799
E.I. du Pont de Nemours & Co.	1,940	95,157
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Lubrizol Corp.	200	$ 7,372
Lyondell Chemical Co.	3,135	90,664
Monsanto Co.	700	38,885
Mosaic Co. (a)	400	6,528
Nalco Holding Co.	600	11,712
Olin Corp.	700	15,414
Valspar Corp.	100	5,001
		341,532
Containers & Packaging - 1.6%
Crown Holdings, Inc. (a)	500	6,870
Owens-Illinois, Inc. (a)	1,100	24,915
Packaging Corp. of America	1,200	28,260
Smurfit-Stone Container Corp. (a)	2,246	41,955
		102,000
Metals & Mining - 1.7%
Alcoa, Inc.	1,000	31,420
Freeport-McMoRan Copper & Gold, Inc. Class B	300	11,469
International Steel Group, Inc.	200	8,112
Massey Energy Co.	300	10,485
Newmont Mining Corp.	450	19,985
Nucor Corp.	250	13,085
Phelps Dodge Corp.	160	15,827
		110,383
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	200	5,348
TOTAL MATERIALS		559,263
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 3.8%
Covad Communications Group, Inc. (a)	11,000	23,650
SBC Communications, Inc.	4,590	118,284
Telewest Global, Inc. (a)	1,200	21,096
Verizon Communications, Inc.	2,000	81,020
		244,050
Wireless Telecommunication Services - 1.2%
American Tower Corp. Class A (a)	1,400	25,760
Leap Wireless International, Inc. (a)	200	5,400
Nextel Communications, Inc. Class A (a)	650	19,500
Nextel Partners, Inc. Class A (a)	1,000	19,540
SpectraSite, Inc. (a)	200	11,580
		81,780
TOTAL TELECOMMUNICATION SERVICES		325,830
UTILITIES - 2.1%
Electric Utilities - 1.5%
Entergy Corp.	460	31,091
FirstEnergy Corp.	500	19,755

	Shares	Value (Note 1)
PG&E Corp. (a)	600	$ 19,968
PPL Corp.	370	19,714
Southern Co.	140	4,693
TXU Corp.	50	3,228
		98,449
Multi-Utilities & Unregulated Power - 0.6%
AES Corp. (a)	1,300	17,771
CMS Energy Corp. (a)	1,600	16,720
Public Service Enterprise Group, Inc.	100	5,177
		39,668
TOTAL UTILITIES		138,117
TOTAL COMMON STOCKS (Cost $5,367,650)		6,445,568
Cash Equivalents - 0.4%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.52%, dated 12/31/04 due 1/3/05) (Cost $26,000)	$ 26,003	26,000
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $5,393,650)		6,471,568
NET OTHER ASSETS - (0.1)%		(6,077)
NET ASSETS - 100%		$ 6,465,491
Legend
(a) Non-income producing
Income Tax Information

The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $122,000 or, if different, the net capital gain of such year, and for dividends with respect to the taxable year ended December 31, 2003, $1,000 or, if different, the excess of (a) the net capital gain of such year, over (b) amounts previously designated as capital gain dividends with respect to such year.

See accompanying notes which are an integral part of the financial statements.

Value Leaders Portfolio

Fidelity Variable Insurance Products: Value Leaders Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2004
Assets
Investment in securities, at value (including repurchase agreements of $26,000) (cost $5,393,650) - See accompanying schedule		$ 6,471,568
Receivable for investments sold		23,115
Dividends receivable		9,865
Prepaid expenses		22
Receivable from investment adviser for expense reductions		3,837
Other receivables		661
Total assets		6,509,068

Liabilities
Payable to custodian bank	$ 1,688
Payable for investments purchased	10,336
Accrued management fee	3,038
Distribution fees payable	688
Other affiliated payables	3,106
Other payables and accrued expenses	24,721
Total liabilities		43,577

Net Assets		$ 6,465,491
Net Assets consist of:
Paid in capital		$ 5,331,856
Undistributed net investment income		3,147
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		52,568
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,077,920
Net Assets		$ 6,465,491
Initial Class: Net Asset Value, offering price and redemption price per share ($1,943,545 ÷ 158,255 shares)		$ 12.28

Service Class: Net Asset Value, offering price and redemption price per share ($1,940,545 ÷ 158,267 shares)		$ 12.26

Service Class 2: Net Asset Value, offering price and redemption price per share ($2,581,401 ÷ 211,039 shares)		$ 12.23

Statement of Operations

	Year ended December 31, 2004
Investment Income
Dividends		$ 96,312
Special dividends		10,980
Interest		262
Total income		107,554

Expenses
Management fee	$ 33,557
Transfer agent fees	3,855
Distribution fees	7,581
Accounting fees and expenses	33,000
Non-interested trustees' compensation	32
Custodian fees and expenses	18,147
Audit	31,380
Legal	84
Miscellaneous	1,100
Total expenses before reductions	128,736
Expense reductions	(64,981)	63,755
Net investment income (loss)		43,799
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	287,943
Foreign currency transactions	60
Total net realized gain (loss)		288,003
Change in net unrealized appreciation (depreciation) on: Investment securities	512,778
Assets and liabilities in foreign currencies	(36)
Total change in net unrealized appreciation (depreciation)		512,742
Net gain (loss)		800,745
Net increase (decrease) in net assets resulting from operations		$ 844,544

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	For the period June 17, 2003 (commencement of operations) to December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 43,799	$ 17,703
Net realized gain (loss)	288,003	38,036
Change in net unrealized appreciation (depreciation)	512,742	565,178
Net increase (decrease) in net assets resulting from operations	844,544	620,917
Distributions to shareholders from net investment income	(40,547)	(20,000)
Distributions to shareholders from net realized gain	(265,610)	(5,000)
Total distributions	(306,157)	(25,000)
Share transactions - net increase (decrease)	306,157	5,025,030
Total increase (decrease) in net assets	844,544	5,620,947
Net Assets
Beginning of period	5,620,947	-
End of period (including undistributed net investment income of $3,147 and undistributed net investment income of $0, respectively)	$ 6,465,491	$ 5,620,947
Other Information:
Share Transactions	Year ended December 31, 2004
Shares	Initial Class	Service Class	Service Class 2
Reinvested	7,575	7,586	10,131
Dollars
Reinvested	$ 91,846	$ 91,847	$ 122,464

Share Transactions	Year ended December 31, 2003A
Shares	Initial Class	Service Class	Service Class 2
Sold	150,001	150,001	200,001
Reinvested	679	680	907
Redeemed	-	-	-
Net increase (decrease)	150,680	150,681	200,908
Dollars Sold	$ 1,500,010	$ 1,500,010	$ 2,000,010
Reinvested	7,500	7,500	10,000
Redeemed	-	-	-
Net increase (decrease)	$ 1,507,510	$ 1,507,510	$ 2,010,010

Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 12,164	$ 12,164	$ 16,219
From net realized gain	79,682	79,683	106,245
Total	$ 91,846	$ 91,847	$ 122,464

Year ended December 31, 2003 A
	Initial Class	Service Class	Service Class 2
From net investment income	$ 6,000	$ 6,000	$ 8,000
From net realized gain	1,500	1,500	2,000
Total	$ 7,500	$ 7,500	$ 10,000

A For the period June 17, 2003 (commencement of operations) to December 31, 2003.

See accompanying notes which are an integral part of the financial statements.

Value Leaders Portfolio

Financial Highlights - Initial Class

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.20	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.10 H	.04
Net realized and unrealized gain (loss)	1.59	1.21
Total from investment operations	1.69	1.25
Distributions from net investment income	(.08)	(.04)
Distributions from net realized gain	(.53)	(.01)
Total distributions	(.61)	(.05)
Net asset value, end of period	$ 12.28	$ 11.20
Total Return B, C, D	15.15%	12.51%
Ratios to Average Net Assets G
Expenses before expense reductions	2.07%	3.63% A
Expenses net of voluntary waivers, if any	1.00%	1.06% A
Expenses net of all reductions	.96%	1.04% A
Net investment income (loss)	.88%	.78% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,944	$ 1,687
Portfolio turnover rate	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

Financial Highlights - Service Class

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.19	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09 H	.04
Net realized and unrealized gain (loss)	1.59	1.20
Total from investment operations	1.68	1.24
Distributions from net investment income	(.08)	(.04)
Distributions from net realized gain	(.53)	(.01)
Total distributions	(.61)	(.05)
Net asset value, end of period	$ 12.26	$ 11.19
Total Return B, C, D	15.08%	12.41%
Ratios to Average Net Assets G
Expenses before expense reductions	2.17%	3.73% A
Expenses net of voluntary waivers, if any	1.10%	1.16% A
Expenses net of all reductions	1.06%	1.14% A
Net investment income (loss)	.78%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,941	$ 1,687
Portfolio turnover rate	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Value Leaders Portfolio
Financial Statements - continued

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.18	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07 H	.03
Net realized and unrealized gain (loss)	1.59	1.20
Total from investment operations	1.66	1.23
Distributions from net investment income	(.08)	(.04)
Distributions from net realized gain	(.53)	(.01)
Total distributions	(.61)	(.05)
Net asset value, end of period	$ 12.23	$ 11.18
Total Return B, C, D	14.91%	12.31%
Ratios to Average Net Assets G
Expenses before expense reductions	2.32%	3.88% A
Expenses net of voluntary waivers, if any	1.25%	1.32% A
Expenses net of all reductions	1.21%	1.29% A
Net investment income (loss)	.63%	.52% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,581	$ 2,247
Portfolio turnover rate	121%	119% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period June 17, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.02 per share.

See accompanying notes which are an integral part of the financial statements.

Value Leaders Portfolio

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Value Leaders Portfolio (the fund) is a fund of Variable Insurance Products Fund IV, (the trust) (referred to in this report as Fidelity Variable Insurance Products: Value Leaders Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Com-pany Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 1,109,126
Unrealized depreciation	(44,018)
Net unrealized appreciation (depreciation)	1,065,108
Undistributed ordinary income	21,853
Undistributed long-term capital gain	46,675

Cost for federal income tax purposes	$ 5,406,460

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 230,132	$ 25,000
Long-term Capital Gains	76,025	-
Total	$ 306,157	$ 25,000

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $7,075,077 and $7,057,873, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 1,752
Service Class 2	5,829
$ 7,581

Value Leaders Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 1,158
Service Class	1,158
Service Class 2	1,539
$ 3,855

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $696 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.00%	$ 18,852
Service Class	1.10%	18,834
Service Class 2	1.25%	25,070
		$ 62,756

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,174 for the period. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $51.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Value Leaders Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Leaders Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Value Leaders Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Value Leaders (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of VIP Value Leaders. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (56)
Year of Election or Appointment: 2003

Secretary of VIP Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Value Leaders. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Value Leaders. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2003

Chief Financial Officer of VIP Value Leaders. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Value Leaders. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Value Leaders. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Value Leaders. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Value Leaders. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Value Leaders. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Variable Insurance Products IV: Value Leaders Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/11/05	2/11/05	$.01	$.125
Service Class	2/11/05	2/11/05	$.01	$.125
Service Class 2	2/11/05	2/11/05	$.01	$.125

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	458,190,063.70	83.431
Against	70,246,908.89	12.791
Abstain	20,745,786.74	3.778
TOTAL	549,182,759.33	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	521,583,205.95	94.974
Withheld	27,599,553.38	5.026
TOTAL	549,182,759.33	100.000
Ralph F. Cox
Affirmative	519,150,329.49	94.531
Withheld	30,032,429.84	5.469
TOTAL	549,182,759.33	100.000
Laura B. Cronin
Affirmative	520,911,931.53	94.852
Withheld	28,270,827.80	5.148
TOTAL	549,182,759.33	100.000
Dennis J. Dirks B
Affirmative	521,590,729.90	94.976
Withheld	27,592,029.43	5.024
TOTAL	549,182,759.33	100.000
Robert M. Gates
Affirmative	519,905,480.12	94.669
Withheld	29,277,279.21	5.331
TOTAL	549,182,759.33	100.000
George H. Heilmeier
Affirmative	520,921,777.54	94.854
Withheld	28,260,981.79	5.146
TOTAL	549,182,759.33	100.000
Abigail P. Johnson
Affirmative	519,065,339.91	94.516
Withheld	30,117,419.42	5.484
TOTAL	549,182,759.33	100.000
Edward C. Johnson 3d
Affirmative	518,847,346.05	94.476
Withheld	30,335,413.28	5.524
TOTAL	549,182,759.33	100.000
Donald J. Kirk
Affirmative	521,181,241.00	94.901
Withheld	28,001,518.33	5.099
TOTAL	549,182,759.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	521,391,176.23	94.939
Withheld	27,791,583.10	5.061
TOTAL	549,182,759.33	100.000
Ned C. Lautenbach
Affirmative	521,804,568.92	95.015
Withheld	27,378,190.41	4.985
TOTAL	549,182,759.33	100.000
Marvin L. Mann
Affirmative	520,497,408.02	94.777
Withheld	28,685,351.31	5.223
TOTAL	549,182,759.33	100.000
William O. McCoy
Affirmative	520,233,312.84	94.729
Withheld	28,949,446.49	5.271
TOTAL	549,182,759.33	100.000
Robert L. Reynolds
Affirmative	521,415,834.89	94.944
Withheld	27,766,924.44	5.056
TOTAL	549,182,759.33	100.000
Cornelia M. Small B
Affirmative	521,014,631.05	94.871
Withheld	28,168,128.28	5.129
TOTAL	549,182,759.33	100.000
William S. Stavropoulos
Affirmative	520,522,282.96	94.781
Withheld	28,660,476.37	5.219
TOTAL	549,182,759.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Annual Report

Annual Report

Value Leaders Portfolio

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VVL-ANN-0205
1.796594.101

Fidelity® Variable Insurance Products:

Strategic Income Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Management's Discussion	4	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	5	An example of shareholder expenses.
Investment Summary	7	A summary of the fund's investments at period end.
Investments	8	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	26
Central Investment Portfolio Top Fifty Holdings	27	Top Fifty holdings of each Fidelity Central Investment Portfolio held by the fund.
Trustees and Officers	28
Distributions	33
Proxy Voting Results	34

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Strategic Income Portfolio

Fidelity Variable Insurance Products: Strategic Income Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2004	Past 1 year	Life of fund A
Fidelity® VIP: Strategic Income - Initial Class	8.66%	8.44%
Fidelity VIP: Strategic Income - Service Class B	8.41%	8.19%
Fidelity VIP: Strategic Income - Service Class 2 C	8.26%	8.05%

A From December 23, 2003.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Variable Insurance Products: Strategic Income Portfolio - Initial Class on December 23, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® U.S. High Yield Master II Index performed over the same period.

Annual Report

Fidelity Variable Insurance Products: Strategic Income Portfolio

Management's Discussion of Fund Performance

Comments from William Eigen, Portfolio Manager of Fidelity® Variable Insurance Products: Strategic Income Portfolio

Investors in U.S. domestic and international fixed-income markets generally found positive returns in 2004, with the strongest gains coming from riskier debt classes. High-yield bonds had another solid year, with the Merrill Lynch® U.S. High Yield Master II Index rising 10.87%. Lower-rated securities once again led the surge, bolstered by improving issuer fundamentals, declining default rates and robust demand from yield-hungry investors. Emerging-markets debt - as measured by the J.P. Morgan Emerging Markets Bond Index Global - also did well, gaining 11.73% on strengthening export-driven local economies and heavy capital flows into the region. Foreign investment-grade debt was a standout in its own right, returning 12.14% according to the Citigroup® Non-U.S. Dollar World Government Bond Index. The U.S. dollar's slide versus most major currencies helped pace the sector. Meanwhile, U.S. government securities struggled as Treasuries were held back by fears of an upturn in long-term interest rates. The Lehman Brothers® Government Bond Index rose just 3.48%.

During the year, the fund performed roughly in line with the Fidelity Strategic Income Composite Index and the LipperSM Variable Annuity Income Funds Average, which returned 9.25% and 8.47%, respectively. Though solid, the fund's overall results could have been better, I felt, given that we benefited from some well-timed tactical asset allocation shifts and two of the four subportfolios beat their respective benchmarks - with the other two finishing about even with their indexes. However, in ramping up operations, the fund received heavy asset flows at times when the market was extremely volatile, a factor that generally restrained performance. I positioned the fund offensively in terms of riskier assets outperforming, but defensively against rising interest rates. This approach largely worked well, particularly among U.S. government securities, whose low single-digit return as a group significantly trailed the broader bond market. In addition to heavily underweighting nominal Treasuries, the fund benefited from investing in Treasury Inflation-Protected Securities, which fared nicely. Unfortunately, substituting cash for some Treasuries curbed our gains slightly in a rising bond market. Modestly overweighting high-yield bonds aided returns versus the index, as did some well-timed tactical shifts among the foreign debt components. Strong credit analysis helped the high-yield subportfolio wipe out an early deficit versus its benchmark, while the emerging-markets subportfolio solidly outperformed due to country and security selection. The U.S. government subportfolio was in line with its index despite favorable sector positioning, while the developed-markets subportfolio did well, helped by capturing relative valuation differences between various interest rate markets in Europe, Canada and Japan.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Strategic Income Portfolio

Fidelity Variable Insurance Products: Strategic Income Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2004	Ending Account Value December 31, 2004	Expenses Paid During Period* July 1, 2004 to December 31, 2004
Initial Class
Actual	$ 1,000.00	$ 1,100.40	$ 4.17**
HypotheticalA	$ 1,000.00	$ 1,021.17	$ 4.01**
Service Class
Actual	$ 1,000.00	$ 1,098.90	$ 5.80**
HypotheticalA	$ 1,000.00	$ 1,019.61	$ 5.58**
Service Class 2
Actual	$ 1,000.00	$ 1,097.40	$ 6.59**
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.34**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	.79%**
Service Class	1.10%**
Service Class 2	1.25%**

** If changes to voluntary expense limitations effective February 1, 2005, had been in effect during the period, the annualized expense ratio and the expenses paid in the actual and hypothetical examples above would have been as follows:

Annual Report

Fidelity Variable Insurance Products: Strategic Income Portfolio

Shareholder Expense Example - Continued

	Annualized Expense Ratio	Expenses Paid
Initial Class	.75%
Actual		$ 3.96
HypotheticalA		$ 3.81
Service Class	.85%
Actual		$ 4.49
HypotheticalA		$ 4.32
Service Class 2	1.00%
Actual		$ 5.28
HypotheticalA		$ 5.08

A 5% return per year before expenses

Strategic Income Portfolio

Fidelity Variable Insurance Products: Strategic Income Portfolio

Investment Summary

Top Five Holdings as of December 31, 2004
(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	13.9
Fannie Mae	5.0
German Federal Republic	4.8
Brazilian Federative Republic	2.8
Japan Government	2.3
28.8
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Telecommunication Services	10.2
Consumer Discretionary	9.7
Materials	5.2
Energy	5.1
Financials	4.5
Quality Diversification (% of fund's net assets)
As of December 31, 2004
U.S. Government and U.S. Government Agency Obligations	19.6%
AAA, AA, A	13.9%
BBB	3.8%
BB	13.6%
B	30.0%
CCC, CC, C	9.1%
D	0.1%
Not Rated	1.1%
Other Investments	0.0%
Equities	0.8%
Short-Term Investments and Net Other Assets	8.0%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. Percentages are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)
As of December 31, 2004*
Corporate Bonds	45.8%
U.S. Government and U.S. Government Agency Obligations	19.6%
Foreign Government & Government Agency Obligations	25.2%
Stocks	0.8%
Other Investments	0.6%
Short-Term Investments and Net Other Assets	8.0%

* Foreign investments 38.5%
The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.

Annual Report

Fidelity Variable Insurance Products: Strategic Income Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Nonconvertible Bonds - 45.3%
		Principal Amount (d)	Value (Note 1)
CONSUMER DISCRETIONARY - 9.3%
Auto Components - 0.5%
Affinia Group, Inc. 9% 11/30/14(g)		$ 150,000	$ 156,375
Cooper Standard Auto, Inc.:
7% 12/15/12 (g)		40,000	40,600
8.375% 12/15/14 (g)		90,000	90,000
EaglePicher, Inc. 9.75% 9/1/13		30,000	30,000
Tenneco Automotive, Inc. 8.625% 11/15/14 (g)		50,000	51,875
TRW Automotive Acquisition Corp.:
9.375% 2/15/13		120,000	138,600
11% 2/15/13		13,000	15,665
			523,115
Hotels, Restaurants & Leisure - 2.4%
Carrols Corp. 9% 1/15/13 (g)		145,000	150,075
Domino's, Inc. 8.25% 7/1/11		100,000	109,000
Gaylord Entertainment Co.:
6.75% 11/15/14 (g)		265,000	265,663
8% 11/15/13		100,000	108,000
Herbst Gaming, Inc.:
7% 11/15/14 (g)		60,000	60,900
8.125% 6/1/12		100,000	107,250
ITT Corp. 7.375% 11/15/15		125,000	139,688
Landry's Seafood Restaurants, Inc. 7.5% 12/15/14 (g)		120,000	119,550
Mandalay Resort Group:
6.375% 12/15/11		80,000	83,600
6.5% 7/31/09		20,000	21,000
MGM MIRAGE:
6% 10/1/09		40,000	41,000
6.75% 9/1/12		110,000	116,050
8.5% 9/15/10		50,000	57,250
Morton's Restaurant Group, Inc. 7.5% 7/1/10		90,000	87,750
Penn National Gaming, Inc. 6.875% 12/1/11		140,000	145,600
Royal Caribbean Cruises Ltd. 6.875% 12/1/13		40,000	43,200
Scientific Games Corp. 6.25% 12/15/12 (g)		40,000	40,500
Speedway Motorsports, Inc. 6.75% 6/1/13		95,000	99,750
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 5/1/12		100,000	114,500
Station Casinos, Inc.:
6% 4/1/12		80,000	82,400
6.5% 2/1/14		20,000	20,550
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11		120,000	131,700
Town Sports International Holdings, Inc. 0% 2/1/14 (e)		35,000	18,550

		Principal Amount (d)	Value (Note 1)
Vail Resorts, Inc. 6.75% 2/15/14		$ 225,000	$ 228,656
Virgin River Casino Corp./RBG LLC/B&BB, Inc.:
0% 1/15/13 (e)(g)		60,000	37,500
9% 1/15/12 (g)		40,000	41,600
			2,471,282
Household Durables - 0.9%
Beazer Homes USA, Inc. 8.625% 5/15/11		50,000	54,375
Goodman Global Holdings, Inc.:
5.76% 6/15/12 (g)(i)		40,000	40,700
7.875% 12/15/12 (g)		190,000	189,288
K. Hovnanian Enterprises, Inc.:
6% 1/15/10 (g)		40,000	40,400
6.25% 1/15/15 (g)		60,000	59,100
7.75% 5/15/13		100,000	106,500
KB Home 8.625% 12/15/08		50,000	56,625
Levitz Home Furnishings, Inc. 12% 11/1/11 (g)		90,000	91,800
Standard Pacific Corp.:
7.75% 3/15/13		20,000	21,475
9.25% 4/15/12		30,000	34,800
Technical Olympic USA, Inc. 7.5% 1/15/15 (g)		90,000	89,100
William Lyon Homes, Inc. 7.5% 2/15/14		100,000	96,000
			880,163
Leisure Equipment & Products - 0.0%
Riddell Bell Holdings, Inc. 8.375% 10/1/12 (g)		40,000	41,600
Media - 5.0%
AMC Entertainment, Inc.:
8% 3/1/14		75,000	73,875
8.625% 8/15/12 (g)		50,000	55,125
9.875% 2/1/12		70,000	75,600
Cablevision Systems Corp. 8% 4/15/12 (g)		715,000	760,581
CanWest Media, Inc. 8% 9/15/12 (g)		40,000	42,700
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8% 4/30/12 (g)		50,000	52,125
8.375% 4/30/14 (g)		85,000	89,144
Cinemark USA, Inc. 9% 2/1/13		30,000	34,275
Cinemark, Inc. 0% 3/15/14 (e)		160,000	121,200
Corus Entertainment, Inc. 8.75% 3/1/12		60,000	65,775
CSC Holdings, Inc.:
7.625% 4/1/11		40,000	43,200
7.625% 7/15/18		525,000	556,500
7.875% 2/15/18		160,000	172,800
Dex Media, Inc. 8% 11/15/13		230,000	248,400
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
CONSUMER DISCRETIONARY - continued
Media - continued
EchoStar DBS Corp.:
6.375% 10/1/11		$ 45,000	$ 46,125
6.625% 10/1/14 (g)		350,000	355,250
Entravision Communications Corp. 8.125% 3/15/09		90,000	94,950
Haights Cross Communications, Inc. 0% 8/15/11 (e)		20,000	13,100
Haights Cross Operating Co. 11.75% 8/15/11		40,000	45,200
Houghton Mifflin Co.:
0% 10/15/13 (e)		580,000	429,200
8.25% 2/1/11		20,000	21,300
9.875% 2/1/13		130,000	142,025
IMAX Corp. 9.625% 12/1/10		45,000	49,050
Innova S. de R.L. 9.375% 9/19/13		240,000	273,600
Lamar Media Corp. 7.25% 1/1/13		50,000	53,500
PanAmSat Holding Corp. 0% 11/1/14 (e)(g)		175,000	119,875
PEI Holdings, Inc. 11% 3/15/10		60,000	69,900
Rainbow National LLC & RNS Co. Corp.:
8.75% 9/1/12 (g)		110,000	119,350
10.375% 9/1/14 (g)		280,000	316,400
Rogers Cable, Inc.:
5.5% 3/15/14		65,000	61,263
6.25% 6/15/13		240,000	239,700
6.75% 3/15/15 (g)		60,000	60,975
The Reader's Digest Association, Inc. 6.5% 3/1/11		125,000	130,625
WDAC Subsidiary Corp. 8.375% 12/1/14 (g)		50,000	49,250
			5,081,938
Specialty Retail - 0.2%
The Pep Boys - Manny, Moe & Jack 7.5% 12/15/14		150,000	152,250
Textiles, Apparel & Luxury Goods - 0.3%
AAC Group Holding Corp. 0% 10/1/12 (e)(g)		225,000	149,625
Levi Strauss & Co. 9.75% 1/15/15 (g)		170,000	167,875
			317,500
TOTAL CONSUMER DISCRETIONARY			9,467,848
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.4%
Ahold Finance USA, Inc. 8.25% 7/15/10		153,000	174,420
Pathmark Stores, Inc. 8.75% 2/1/12		50,000	48,500

		Principal Amount (d)	Value (Note 1)
Reddy Ice Holdings, Inc. 0% 11/1/12 (e)(g)		$ 130,000	$ 89,700
Southern States Cooperative, Inc. 10.5% 11/1/10 (g)		80,000	82,800
			395,420
Food Products - 0.3%
Doane Pet Care Co.:
9.75% 5/15/07		25,000	24,625
10.75% 3/1/10		135,000	144,450
Hines Nurseries, Inc. 10.25% 10/1/11		120,000	131,100
Philipp Brothers Chemicals, Inc. 9.875% 6/1/08		35,000	32,900
			333,075
Household Products - 0.1%
Central Garden & Pet Co. 9.125% 2/1/13		75,000	83,063
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14		40,000	42,400
TOTAL CONSUMER STAPLES			853,958
ENERGY - 5.0%
Energy Equipment & Services - 0.6%
CHC Helicopter Corp. 7.375% 5/1/14		240,000	252,000
Hanover Compressor Co. 9% 6/1/14		30,000	33,300
Petroliam Nasional BHD (Petronas) 7.625% 10/15/26 (Reg. S)		105,000	127,903
Seabulk International, Inc. 9.5% 8/15/13		135,000	143,100
			556,303
Oil & Gas - 4.4%
Belden & Blake Corp. 8.75% 7/15/12 (g)		190,000	194,275
Chesapeake Energy Corp.:
7.5% 9/15/13		40,000	43,550
7.5% 6/15/14		35,000	38,150
7.75% 1/15/15		30,000	32,700
Encore Acquisition Co. 8.375% 6/15/12		40,000	44,600
Energy Partners Ltd. 8.75% 8/1/10		155,000	168,950
EXCO Resources, Inc. 7.25% 1/15/11		10,000	10,750
General Maritime Corp. 10% 3/15/13		250,000	287,500
Harvest Operations Corp. 7.875% 10/15/11 (g)		50,000	50,375
Hurricane Finance BV:
9.625% 2/12/10 (g)		40,000	44,600
9.625% 2/12/10 (Reg. S)		10,000	11,150
InterNorth, Inc. 9.625% 3/15/06 (c)		100,000	31,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Markwest Energy Partners LP/ Markwest Energy Finance Corp. 6.875% 11/1/14 (g)		$ 25,000	$ 25,500
OAO Gazprom:
9.625% 3/1/13		250,000	296,250
10.5% 10/21/09		115,000	136,850
Pan American Energy LLC 7.125% 10/27/09 (g)		150,000	150,375
Pecom Energia SA 9% 5/1/09 (Reg. S)		45,000	48,218
Pemex Project Funding Master Trust:
3.79% 6/15/10 (g)(i)		365,000	374,490
8.625% 2/1/22		160,000	185,400
Petrobras Energia SA 9.375% 10/30/13		170,000	183,345
Petroleos Mexicanos 9.25% 3/30/18		115,000	141,738
Plains Exploration & Production Co.:
7.125% 6/15/14		40,000	43,800
8.75% 7/1/12		90,000	100,688
Range Resources Corp. 7.375% 7/15/13		100,000	107,000
Ship Finance International Ltd. 8.5% 12/15/13		145,000	149,350
Teekay Shipping Corp. 8.875% 7/15/11		220,000	255,200
The Coastal Corp. 7.75% 6/15/10		55,000	57,475
Venoco, Inc. 8.75% 12/15/11 (g)		70,000	72,100
Williams Companies, Inc.:
7.625% 7/15/19		215,000	234,350
7.75% 6/15/31		150,000	156,000
7.875% 9/1/21		30,000	33,300
8.125% 3/15/12		530,000	612,150
YPF SA yankee 9.125% 2/24/09		135,000	150,525
			4,471,704
TOTAL ENERGY			5,028,007
FINANCIALS - 4.4%
Capital Markets - 0.5%
BCP Caylux Holdings Luxembourg SCA 9.625% 6/15/14 (g)		350,000	392,000
J.P. Morgan AG (Vimpel Communications) loan participation note 10.45% 4/26/05 (Reg. S)		100,000	101,000
			493,000
Commercial Banks - 0.1%
Standard Bank London Ltd. 8.125% 9/30/09		100,000	101,500

		Principal Amount (d)	Value (Note 1)
Diversified Financial Services - 3.2%
Aries Vermogensverwaltngs GmbH 9.6% 10/25/14 (g)		$ 250,000	$ 306,250
Canada Housing Trust No. 1 4.65% 9/15/09	CAD	550,000	475,200
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 0% 5/15/11 (e)		80,000	58,800
Crystal US Holding 3LLC/Crystal US Sub 3Corp.:
Series A, 0% 10/1/14 (e)(g)		90,000	62,100
Series B, 0% 10/1/14 (e)(g)		230,000	156,400
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14		125,000	134,375
FIMEP SA 10.5% 2/15/13		70,000	82,775
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11		70,000	82,250
Global Cash Access LLC/Global Cash Access Finance Corp. 8.75% 3/15/12		240,000	257,700
Graham Packaging Co. LP/ GPC Capital Corp.:
8.5% 10/15/12 (g)		195,000	203,775
9.875% 10/15/14 (g)		210,000	223,650
Jostens Holding Corp. 0% 12/1/13 (e)		400,000	284,000
Marquee Holdings, Inc. 0% 8/15/14 (e)(g)		315,000	209,475
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10		120,000	126,000
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11		75,000	77,625
New Asat Finance Ltd. 9.25% 2/1/11 (g)		80,000	72,800
Norcraft Holdings LP/Norcraft Capital Corp. 0% 9/1/12 (e)		160,000	120,000
Refco Finance Holdings LLC/Refco Finance, Inc. 9% 8/1/12 (g)		100,000	109,000
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10		90,000	106,538
Universal City Florida Holding Co. I/II:
7.2% 5/1/10 (g)(i)		50,000	51,875
8.375% 5/1/10 (g)		60,000	62,400
WH Holdings Ltd./WH Capital Corp. 9.5% 4/1/11		50,000	55,000
			3,317,988
Real Estate - 0.6%
American Real Estate Partners/American Real Estate Finance Corp. 8.125% 6/1/12		110,000	117,288
BF Saul REIT 7.5% 3/1/14		95,000	98,325
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
FINANCIALS - continued
Real Estate - continued
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09		$ 50,000	$ 54,875
La Quinta Properties, Inc.:
7% 8/15/12		50,000	53,250
8.875% 3/15/11		80,000	89,200
Senior Housing Properties Trust 8.625% 1/15/12		140,000	159,950
			572,888
TOTAL FINANCIALS			4,485,376
HEALTH CARE - 3.2%
Biotechnology - 0.0%
Polypore, Inc. 8.75% 5/15/12		20,000	20,850
Health Care Equipment & Supplies - 0.1%
Bio-Rad Laboratories, Inc. 7.5% 8/15/13		70,000	76,300
Health Care Providers & Services - 2.6%
AmeriPath, Inc. 10.5% 4/1/13		150,000	159,375
AmerisourceBergen Corp.:
7.25% 11/15/12		40,000	44,500
8.125% 9/1/08		20,000	22,250
Beverly Enterprises, Inc. 7.875% 6/15/14 (g)		285,000	304,594
Concentra Operating Corp. 9.125% 6/1/12 (g)		120,000	135,600
Curative Health Services, Inc. 10.75% 5/1/11		105,000	93,450
Fresenius Medical Care Capital Trust IV 7.875% 6/15/11		125,000	137,813
Genesis HealthCare Corp. 8% 10/15/13		125,000	135,625
HCA, Inc.:
6.375% 1/15/15		190,000	190,407
7.875% 2/1/11		100,000	110,190
IASIS Healthcare LLC/IASIS Capital Corp. 8.75% 6/15/14		90,000	98,217
Service Corp. International (SCI) 6.75% 4/1/16		150,000	153,375
Triad Hospitals, Inc. 7% 11/15/13		120,000	123,000
U.S. Oncology, Inc.:
9% 8/15/12 (g)		150,000	165,750
10.75% 8/15/14 (g)		185,000	211,825
Vanguard Health Holding Co. I 0% 10/1/15 (e)(g)		345,000	225,975
Vanguard Health Holding Co. II LLC 9% 10/1/14 (g)		345,000	367,425
			2,679,371

		Principal Amount (d)	Value (Note 1)
Pharmaceuticals - 0.5%
CDRV Investors, Inc. 0% 1/1/15 (e)(g)		$ 175,000	$ 108,063
Elan Finance PLC/Elan Finance Corp. 7.75% 11/15/11 (g)		110,000	117,700
Leiner Health Products, Inc. 11% 6/1/12		90,000	98,325
VWR International, Inc. 6.875% 4/15/12 (g)		150,000	157,125
			481,213
TOTAL HEALTH CARE			3,257,734
INDUSTRIALS - 3.2%
Airlines - 0.7%
American Airlines, Inc. pass thru trust certificates:
7.377% 5/23/19		72,582	50,807
7.379% 5/23/16		6,735	4,714
AMR Corp. 9% 9/15/16		50,000	38,500
Continental Airlines, Inc. pass thru trust certificates 6.9% 7/2/18		23,731	19,934
Delta Air Lines, Inc.:
7.9% 12/15/09		150,000	94,500
8.3% 12/15/29		260,000	125,450
10% 8/15/08		30,000	22,275
Delta Air Lines, Inc. pass thru trust certificates:
7.57% 11/18/10		30,000	29,592
7.711% 9/18/11		25,000	19,000
7.779% 11/18/05		55,000	49,500
7.92% 5/18/12		110,000	84,700
Northwest Airlines Corp. 10% 2/1/09		20,000	16,800
Northwest Airlines, Inc. 7.875% 3/15/08		65,000	52,650
Northwest Airlines, Inc. pass thru trust certificates:
7.95% 9/1/16		53,363	45,359
8.304% 9/1/10		44,723	38,015
			691,796
Building Products - 0.3%
Jacuzzi Brands, Inc. 9.625% 7/1/10		155,000	172,050
Maax Holdings, Inc. 0% 12/15/12 (e)(g)		140,000	88,200
			260,250
Commercial Services & Supplies - 0.2%
Allied Security Escrow Corp. 11.375% 7/15/11 (g)		40,000	42,800
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Browning-Ferris Industries, Inc. 9.25% 5/1/21		$ 100,000	$ 104,000
R.H. Donnelley Finance Corp. I 10.875% 12/15/12		75,000	89,250
			236,050
Construction & Engineering - 0.0%
Blount, Inc. 8.875% 8/1/12		50,000	54,250
Electrical Equipment - 0.3%
General Cable Corp. 9.5% 11/15/10		125,000	140,313
Polypore, Inc. 0% 10/1/12 (e)(g)		205,000	130,688
			271,001
Machinery - 0.1%
Navistar International Corp. 7.5% 6/15/11		100,000	107,000
Marine - 0.4%
H-Lines Finance Holding Corp. 0% 4/1/13 (e)(g)		110,000	80,025
OMI Corp. 7.625% 12/1/13		190,000	203,300
Ultrapetrol Bahamas Ltd. 9% 11/24/14 (g)		120,000	119,700
			403,025
Road & Rail - 1.2%
Kansas City Southern Railway Co.:
7.5% 6/15/09		340,000	357,000
9.5% 10/1/08		45,000	50,625
TFM SA de CV yankee:
10.25% 6/15/07		260,000	278,200
11.75% 6/15/09		505,000	512,575
			1,198,400
TOTAL INDUSTRIALS			3,221,772
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.5%
Lucent Technologies, Inc.:
6.45% 3/15/29		525,000	477,750
6.5% 1/15/28		30,000	27,000
			504,750
Electronic Equipment & Instruments - 0.3%
Altra Industrial Motion, Inc. 9% 12/1/11 (g)		50,000	50,750
Celestica, Inc. 7.875% 7/1/11		250,000	267,500
			318,250

		Principal Amount (d)	Value (Note 1)
IT Services - 0.5%
Iron Mountain, Inc.:
6.625% 1/1/16		$ 455,000	$ 425,425
7.75% 1/15/15		80,000	80,400
			505,825
Office Electronics - 1.2%
Xerox Capital Trust I 8% 2/1/27		265,000	275,600
Xerox Corp.:
6.875% 8/15/11		210,000	223,650
7.125% 6/15/10		225,000	243,000
7.2% 4/1/16		140,000	149,800
7.625% 6/15/13		300,000	330,000
			1,222,050
Semiconductors & Semiconductor Equipment - 0.5%
Freescale Semiconductor, Inc. 7.125% 7/15/14		215,000	233,275
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co.:
5.78% 12/15/11 (g)(i)		40,000	41,050
6.875% 12/15/11 (g)		60,000	61,800
8% 12/15/14 (g)		30,000	31,275
Viasystems, Inc. 10.5% 1/15/11		140,000	137,200
			504,600
TOTAL INFORMATION TECHNOLOGY			3,055,475
MATERIALS - 5.1%
Chemicals - 1.9%
America Rock Salt Co. LLC 9.5% 3/15/14		160,000	167,200
Braskem SA 11.75% 1/22/14 (g)		50,000	58,750
Equistar Chemicals LP/Equistar Funding Corp. 10.625% 5/1/11		40,000	46,200
Huntsman Advanced Materials LLC 11% 7/15/10 (g)		20,000	23,500
Huntsman ICI Chemicals LLC 10.125% 7/1/09		114,000	120,270
Huntsman International LLC 7.375% 1/1/15 (g)		215,000	216,613
Huntsman LLC:
9.32% 7/15/11 (g)(i)		20,000	22,300
11.625% 10/15/10		280,000	331,800
Innophos, Inc. 8.875% 8/15/14 (g)		30,000	32,475
JohnsonDiversey Holdings, Inc. 0% 5/15/13 (e)		295,000	255,175
Lyondell Chemical Co. 11.125% 7/15/12		100,000	118,250
Millennium America, Inc. 9.25% 6/15/08		145,000	163,850
Phibro Animal Health Corp.:
13% 12/1/07 unit (g)		40,000	43,600
13% 12/1/07 unit (g)		9,000	9,810
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Resolution Performance Products LLC/RPP Capital Corp. 9.5% 4/15/10		$ 50,000	$ 53,750
Rockwood Specialties Group, Inc. 7.5% 11/15/14 (g)		50,000	51,750
Solutia, Inc.:
6.72% 10/15/37 (c)		240,000	195,600
7.375% 10/15/27 (c)		55,000	44,825
			1,955,718
Containers & Packaging - 0.9%
BWAY Corp. 10% 10/15/10		90,000	95,850
Crown Cork & Seal, Inc. 8% 4/15/23		185,000	182,225
Crown European Holdings SA:
9.5% 3/1/11		25,000	28,375
10.875% 3/1/13		150,000	177,375
Owens-Brockway Glass Container, Inc.:
6.75% 12/1/14 (g)		80,000	81,600
8.25% 5/15/13		110,000	121,000
8.75% 11/15/12		100,000	112,250
8.875% 2/15/09		80,000	86,800
			885,475
Metals & Mining - 1.6%
Compass Minerals International, Inc. 0% 6/1/13 (e)		160,000	129,600
CSN Islands VIII Corp. 9.75% 12/16/13 (g)		500,000	535,000
Foundation Pennsylvania Coal Co. 7.25% 8/1/14 (g)		50,000	52,875
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14		300,000	297,750
IMCO Recycling Escrow, Inc. 9% 11/15/14 (g)		30,000	31,050
International Steel Group, Inc. 6.5% 4/15/14		275,000	297,000
Ispat Inland ULC 9.75% 4/1/14		20,000	24,700
Luscar Coal Ltd. 9.75% 10/15/11		40,000	45,300
Massey Energy Co. 6.625% 11/15/10		70,000	72,800
Oregon Steel Mills, Inc. 10% 7/15/09		60,000	67,350
Peabody Energy Corp. 6.875% 3/15/13		50,000	54,125
			1,607,550
Paper & Forest Products - 0.7%
Boise Cascade LLC/Boise Cascade Finance Corp.:
5.005% 10/15/12 (g)(i)		30,000	30,675
7.125% 10/15/14 (g)		40,000	42,000
Georgia-Pacific Corp.:
7.375% 12/1/25		307,000	334,630

		Principal Amount (d)	Value (Note 1)
8% 1/15/24		$ 90,000	$ 104,288
8.875% 5/15/31		50,000	62,500
9.375% 2/1/13		70,000	81,550
Millar Western Forest Products Ltd. 7.75% 11/15/13		95,000	101,650
			757,293
TOTAL MATERIALS			5,206,036
TELECOMMUNICATION SERVICES - 9.5%
Diversified Telecommunication Services - 4.8%
AT&T Corp. 8.75% 11/15/31		360,000	427,950
Empresa Brasileira de Telecomm SA 11% 12/15/08		245,000	279,300
Eschelon Operating Co. 8.375% 3/15/10		95,000	76,000
Indosat Finance Co. BV 7.75% 11/5/10		50,000	53,250
Level 3 Financing, Inc. 10.75% 10/15/11 (g)		80,000	72,000
MCI, Inc. 7.735% 5/1/14		195,000	209,625
Mobifon Holdings BV 12.5% 7/31/10		280,000	333,200
New Skies Satellites BV:
7.4375% 11/1/11 (g)(i)		40,000	42,000
9.125% 11/1/12 (g)		30,000	31,200
NTL Cable PLC 8.75% 4/15/14 (g)		1,050,000	1,181,250
Qwest Corp.:
7.875% 9/1/11 (g)		320,000	345,600
9.125% 3/15/12 (g)		1,120,000	1,293,600
Qwest Services Corp.:
14% 12/15/10 (g)(i)		10,000	12,000
14.5% 12/15/14 (g)(i)		10,000	12,525
Telefonica de Argentina SA 9.125% 11/7/10		115,000	121,038
Telenet Group Holding NV 0% 6/15/14 (e)(g)		500,000	380,000
U.S. West Communications:
7.25% 9/15/25		5,000	4,875
7.5% 6/15/23		25,000	24,563
8.875% 6/1/31		5,000	5,300
			4,905,276
Wireless Telecommunication Services - 4.7%
American Tower Corp. 7.125% 10/15/12 (g)		240,000	246,600
Centennial Cellular Operating Co./Centennial Communications Corp. 10.125% 6/15/13		380,000	425,600
Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (i)		80,000	82,400
Crown Castle International Corp.:
Series B, 7.5% 12/1/13		235,000	252,038
Nonconvertible Bonds - continued
		Principal Amount (d)	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Crown Castle International Corp.: - continued
7.5% 12/1/13		$ 10,000	$ 10,725
9.375% 8/1/11		15,000	16,800
DirecTV Holdings LLC/DirecTV Financing, Inc. 8.375% 3/15/13		20,000	22,400
Dobson Cellular Systems, Inc. 9.875% 11/1/12 (g)		80,000	79,000
Globe Telecom, Inc. 9.75% 4/15/12		85,000	92,863
Inmarsat Finance II PLC 0% 11/15/12 (e)(g)		735,000	529,200
Kyivstar GSM 10.375% 8/17/09 (g)		200,000	221,000
Millicom International Cellular SA 10% 12/1/13 (g)		635,000	663,575
Mobile Telesystems Finance SA:
8.375% 10/14/10 (g)		130,000	131,950
9.75% 1/30/08 (g)		35,000	36,838
9.75% 1/30/08 (Reg. S)		85,000	89,463
Nextel Communications, Inc.:
5.95% 3/15/14		20,000	20,900
7.375% 8/1/15		620,000	685,100
Rogers Communications, Inc.:
5.525% 12/15/10 (g)(i)		80,000	83,800
6.375% 3/1/14		200,000	198,000
7.25% 12/15/12 (g)		50,000	53,000
7.5% 3/15/15 (g)		80,000	84,200
8% 12/15/12 (g)		160,000	168,800
Telemig Cellular SA/Amazonia Cellular SA 8.75% 1/20/09 (g)		140,000	145,600
UbiquiTel Operating Co.:
9.875% 3/1/11		20,000	22,400
9.875% 3/1/11 (g)		60,000	67,200
Western Wireless Corp. 9.25% 7/15/13		315,000	343,350
			4,772,802
TOTAL TELECOMMUNICATION SERVICES			9,678,078
UTILITIES - 1.8%
Electric Utilities - 0.2%
Texas Genco LLC/Texas Genco Financing Corp. 6.875% 12/15/14 (g)		205,000	213,200
Gas Utilities - 0.8%
Southern Natural Gas Co.:
7.35% 2/15/31		190,000	197,363
8% 3/1/32		35,000	38,238
8.875% 3/15/10		120,000	134,250

		Principal Amount (d)	Value (Note 1)
Tennessee Gas Pipeline Co.:
7% 10/15/28		$ 20,000	$ 19,875
7.5% 4/1/17		320,000	356,000
7.625% 4/1/37		50,000	52,625
8.375% 6/15/32		40,000	45,100
			843,451
Multi-Utilities & Unregulated Power - 0.8%
Calpine Corp.:
8.5% 7/15/10 (g)		60,000	51,300
8.75% 7/15/13 (g)		335,000	274,700
9.875% 12/1/11 (g)		20,000	17,400
Chivor SA E.S.P. 9.75% 12/30/14 (g)		300,000	312,000
Enron Corp. 7.625% 9/10/04 (c)		400,000	122,500
			777,900
TOTAL UTILITIES			1,834,551
TOTAL NONCONVERTIBLE BONDS (Cost $43,888,297)			46,088,835
U.S. Government and Government Agency Obligations - 18.6%

U.S. Government Agency Obligations - 4.7%
Fannie Mae:
3.25% 1/15/08		400,000	396,925
3.25% 2/15/09		2,681,000	2,628,868
4.25% 5/15/09		1,000,000	1,017,488
Freddie Mac 5.625% 3/15/11		640,000	691,723
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			4,735,004
U.S. Treasury Inflation Protected Obligations - 3.5%
U.S. Treasury Inflation-Indexed Bonds:
2.375% 1/15/25		354,403	378,976
3.625% 4/15/28		446,074	585,542
U.S. Treasury Inflation-Indexed Notes:
1.875% 7/15/13		2,058,695	2,117,722
2% 1/15/14		103,298	106,913
2% 7/15/14		405,032	417,879
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS			3,607,032
U.S. Treasury Obligations - 10.4%
U.S. Treasury Bonds 6.125% 8/15/29		921,000	1,081,311
U.S. Treasury Notes:
1.875% 11/30/05		3,689,000	3,660,167
U.S. Government and Government Agency Obligations - continued
		Principal Amount (d)	Value (Note 1)
U.S. Treasury Obligations - continued
U.S. Treasury Notes: - continued
2.375% 8/31/06		$ 2,400,000	$ 2,376,094
4.25% 11/15/13		3,438,000	3,459,622
TOTAL U.S. TREASURY OBLIGATIONS			10,577,194
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $18,748,273)			18,919,230
U.S. Government Agency - Mortgage Securities - 1.0%

Fannie Mae - 1.0%
4% 1/1/20 (h) (Cost $976,563)		1,000,000	975,313
Asset-Backed Securities - 0.1%

Cumbernauld Funding 5.2% 3/16/09 (Cost $89,816)	GBP	50,000	96,720
Foreign Government and Government Agency Obligations - 25.2%

Argentine Republic 1.98% 8/3/12 (i)		335,000	283,023
Bogota Distrito Capital 9.5% 12/12/06 (Reg. S)		120,000	130,800
Brazilian Federative Republic:
Brady:
capitalization bond 8% 4/15/14		1,414,946	1,448,551
par Z-L 6% 4/15/24		250,000	231,875
10.5% 7/14/14		75,000	89,025
11% 8/17/40		695,000	824,965
12% 4/15/10		80,000	99,000
12.25% 3/6/30		125,000	165,375
12.75% 1/15/20		10,000	13,540
Canadian Government:
3% 6/1/06	CAD	250,000	208,958
5.5% 6/1/09	CAD	1,220,000	1,093,832
5.75% 6/1/29	CAD	476,000	448,035
Central Bank of Nigeria promissory note 5.092% 1/5/10		54,438	51,687
City of Kiev 8.75% 8/8/08		200,000	210,000
Colombian Republic:
10.75% 1/15/13		170,000	203,575
11.75% 3/1/10	COP	100,000,000	42,772
11.75% 2/25/20		75,000	96,375
Dominican Republic:
Brady 2.75% 8/30/09 (i)		258,333	213,124

		Principal Amount (d)	Value (Note 1)
3.4425% 8/30/24 (i)		$ 250,000	$ 199,063
9.04% 1/23/13 (g)		25,000	20,938
9.5% 9/27/06 (Reg. S)		10,000	9,400
Ecuador Republic:
8% 8/15/30 (Reg. S) (f)		150,000	129,600
12% 11/15/12 (Reg. S)		165,000	169,125
German Federal Republic:
2.75% 6/23/06	EUR	100,000	136,333
4.25% 1/4/14	EUR	2,530,000	3,600,682
4.5% 7/4/09	EUR	590,000	850,387
4.75% 7/4/34	EUR	280,000	409,081
Hellenic Republic 3.25% 6/21/07	EUR	1,500,000	2,062,295
Japan Government:
0.2% 7/20/06	JPY	35,000,000	342,507
0.5% 12/20/06	JPY	72,000,000	708,535
1.5% 3/20/14	JPY	123,000,000	1,217,548
2.4% 6/20/24	JPY	10,000,000	103,531
Lebanese Republic 5.88% 11/30/09 (g)(i)		70,000	69,650
Panamanian Republic:
Brady discount 2.6925% 7/17/26 (i)		49,000	43,978
9.625% 2/8/11		75,000	88,875
10.75% 5/15/20		85,000	110,500
Peruvian Republic:
9.125% 2/21/12		115,000	134,263
9.875% 2/6/15		65,000	80,275
Philippine Republic:
Brady principal collateralized interest reduction bond 6.5% 12/1/17		250,000	245,625
8.375% 2/15/11		520,000	522,600
9% 2/15/13		70,000	71,400
9.875% 1/15/19		80,000	82,300
Russian Federation:
5% 3/31/30 (Reg. S) (f)		1,180,000	1,216,875
8.25% 3/31/10 (Reg. S)		70,000	77,000
12.75% 6/24/28 (Reg. S)		145,000	237,075
South African Republic:
8.5% 6/23/17		100,000	125,250
13% 8/31/10	ZAR	185,000	40,373
Turkish Republic:
0% 12/7/05	TRL	288,830,000,000	180,209
10.5% 1/13/08		180,000	206,550
11% 1/14/13		60,000	76,350
11.75% 6/15/10		150,000	189,750
11.875% 1/15/30		50,000	72,188
20% 10/17/07	TRL	283,100,000,000	225,463
Ukraine Government:
5.33% 8/5/09 (i)		100,000	105,750
11% 3/15/07 (Reg. S)		77,002	82,854
Foreign Government and Government Agency Obligations - continued
		Principal Amount (d)	Value (Note 1)
United Kingdom, Great Britain & Northern Ireland:
Index Linked 2.5% 7/26/16	GBP	289,450	$ 591,595
4.25% 3/7/36	GBP	30,000	56,111
4.75% 9/7/15	GBP	40,000	78,067
5% 3/7/08	GBP	260,000	506,737
5% 9/7/14	GBP	331,000	658,009
5.75% 12/7/09	GBP	40,000	80,984
6% 12/7/28	GBP	100,000	235,006
United Mexican States:
7.5% 4/8/33		$ 710,000	766,800
8.375% 1/14/11		185,000	217,190
9% 12/20/12	MXN	1,575,000	136,213
10.375% 2/17/09		200,000	244,500
11.5% 5/15/26		225,000	344,250
Uruguay Republic:
7.25% 2/15/11		130,000	128,700
17.75% 2/4/06	UYU	3,100,000	122,454
Venezuelan Republic:
Discount A, 3.0625% 3/31/20 (i)		250,000	228,125
8.5% 10/8/14		70,000	74,130
9.25% 9/15/27		80,000	84,400
10.75% 9/19/13		410,000	490,463
13.625% 8/15/18		135,000	182,588
euro Brady par W-A 6.75% 3/31/20		250,000	248,125
Vietnamese Socialist Republic Brady par 3.75% 3/12/28 (f)		125,000	91,875
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $23,838,749)			25,665,012
Common Stocks - 0.7%
		Shares
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Centerplate, Inc. unit		10,000	132,300
INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Coinmach Service Corp. unit		13,000	178,100
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Telewest Global, Inc. (a)		21,681	381,152
TOTAL COMMON STOCKS (Cost $629,649)			691,552
Nonconvertible Preferred Stocks - 0.1%
		Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Spanish Broadcasting System, Inc. Class B, 10.75%		62	$ 68,820
Specialty Retail - 0.0%
GNC Corp. Series A, 12.00% (a)		30	28,875
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $93,961)			97,695
Floating Rate Loans - 0.4%
		Principal Amount (d)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
AM General LLC:
Tranche B1, term loan 6.759% 11/1/11 (i)		$ 100,000	102,000
Tranche C2, term loan 11.21% 5/2/12 (i)		50,000	51,750
			153,750
FINANCIALS - 0.1%
Consumer Finance - 0.1%
Metris Companies, Inc. term loan 11.78% 5/6/07 (i)		75,000	78,750
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Valor Telecommunications Enterprises LLC:
term loan 12.875% 5/10/12 (i)		50,000	52,000
Tranche 2, term loan 10.0815% 11/10/11 (i)		100,000	103,000
			155,000
UTILITIES - 0.0%
Electric Utilities - 0.0%
Astoria Energy LLC term loan 11.31% 4/15/12 (i)		50,000	51,250
TOTAL FLOATING RATE LOANS (Cost $424,570)			438,750
Sovereign Loan Participations - 0.1%
		Principal Amount (d)	Value (Note 1)
Indonesian Republic loan participation:
- Credit Suisse First Boston 3.4375% 3/28/13 (i)		$ 121,371	$ 109,233
- Deutsche Bank 0.96% 3/28/13 (i)	JPY	2,790,244	23,631
TOTAL SOVEREIGN LOAN PARTICIPATIONS (Cost $124,129)			132,864
Fixed-Income Funds - 0.5%
		Shares
Fidelity Floating Rate Central Investment Portfolio (b) (Cost $499,949)		5,005	499,949
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 2.24% (b) (Cost $7,316,110)		7,316,110	7,316,110
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $96,630,066)			100,922,030
NET OTHER ASSETS - 0.8%			816,129
NET ASSETS - 100%			$ 101,738,159
Currency Abbreviations
CAD	-	Canadian dollar
COP	-	Colombian peso
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
MXN	-	Mexican peso
TRL	-	Turkish lira
UYU	-	Uruguay peso
ZAR	-	South African rand
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted for Money Market funds is the annualized seven-day yield of the fund at period end. A complete listing of each fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,391,310 or 17.1% of net assets.

(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	61.5%
Germany	5.4%
Canada	4.4%
United Kingdom	4.2%
Brazil	3.3%
Mexico	2.8%
Japan	2.3%
Russia	2.0%
Greece	2.0%
Venezuela	1.4%
Luxembourg	1.2%
Argentina	1.1%
Philippines	1.0%
Turkey	1.0%
Others (individually less than 1%)	6.4%
100.0%

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's fixed-income central funds.
Income Tax Information
The fund hereby designates as capital gain dividends: For dividends with respect to the taxable year ended December 31, 2004, $673 or, if different, the net captial gain of such year.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Variable Insurance Products: Strategic Income Portfolio

Financial Statements

Statement of Assets and Liabilities

December 31, 2004
Assets
Investment in securities, at value (cost $96,630,066) - See accompanying schedule		$ 100,922,030
Cash		81,796
Foreign currency held at value (cost $4,192)		4,192
Receivable for investments sold		2,376
Receivable for fund shares sold		431,736
Interest receivable		1,517,517
Prepaid expenses		208
Total assets		102,959,855

Liabilities
Payable for investments purchased Regular delivery	$ 146,600
Delayed delivery	978,563
Payable for fund shares redeemed	21
Accrued management fee	48,361
Distribution fees payable	1,098
Other affiliated payables	9,388
Other payables and accrued expenses	37,665
Total liabilities		1,221,696

Net Assets		$ 101,738,159
Net Assets consist of:
Paid in capital		$ 96,650,845
Undistributed net investment income		388,911
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		397,150
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,301,253
Net Assets		$ 101,738,159

Initial Class: Net Asset Value, offering price and redemption price per share ($94,153,548 ÷ 8,872,928 shares)		$ 10.61

Service Class: Net Asset Value, offering price and redemption price per share ($3,795,219 ÷ 358,290 shares)		$ 10.59

Service Class 2: Net Asset Value, offering price and redemption price per share ($3,789,392 ÷ 357,793 shares)		$ 10.59

Statement of Operations

Year ended December 31, 2004
Investment Income
Dividends		$ 6,009
Interest		2,768,378
Total income		2,774,387

Expenses
Management fee	$ 271,033
Transfer agent fees	35,014
Distribution fees	12,442
Accounting fees and expenses	36,453
Non-interested trustees' compensation	233
Custodian fees and expenses	30,414
Audit	36,387
Legal	527
Miscellaneous	5,235
Total expenses before reductions	427,738
Expense reductions	(5,447)	422,291
Net investment income		2,352,096
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	728,470
Foreign currency transactions	17,648
Total net realized gain (loss)		746,118
Change in net unrealized appreciation (depreciation) on: Investment securities	4,293,331
Assets and liabilities in foreign currencies	9,139
Total change in net unrealized appreciation (depreciation)		4,302,470
Net gain (loss)		5,048,588
Net increase (decrease) in net assets resulting from operations		$ 7,400,684

See accompanying notes which are an integral part of the financial statements.

Strategic Income Portfolio

Fidelity Variable Insurance Products: Strategic Income Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2004	December 23, 2003 (commencement of operations) to December 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 2,352,096	$ 3,059
Net realized gain (loss)	746,118	(290)
Change in net unrealized appreciation (depreciation)	4,302,470	(1,217)
Net increase (decrease) in net assets resulting from operations	7,400,684	1,552
Distributions to shareholders from net investment income	(2,222,168)	-
Distributions to shareholders from net realized gain	(92,747)	-
Total distributions	(2,314,915)	-
Share transactions - net increase (decrease)	86,650,808	10,000,030
Total increase (decrease) in net assets	91,736,577	10,001,582
Net Assets
Beginning of period	10,001,582	-
End of period (including undistributed net investment income of $388,911 and undistributed net investment income of $3,059, respectively)	$ 101,738,159	$ 10,001,582
Other Information:
	Year ended December 31, 2004
Share Transactions	Initial Class	Service Class	Service Class 2
Shares Sold	8,556,458	-	-
Reinvested	202,564	8,289	7,792
Redeemed	(186,095)	-	-
Net increase (decrease)	8,572,927	8,289	7,792
Dollars Sold	$ 86,237,635	$ -	$ -
Reinvested	2,145,082	87,543	82,290
Redeemed	(1,901,742)	-	-
Net increase (decrease)	$ 86,480,975	$ 87,543	$ 82,290
	Year ended December 23, 2003 (commencement of operations) to December 31, 2003
Share Transactions	Initial Class	Service Class	Service Class 2
Shares Sold	300,001	350,001	350,001
Reinvested	-	-	-
Redeemed	-	-	-
Net increase (decrease)	300,001	350,001	350,001
Dollars Sold	$ 3,000,010	$ 3,500,010	$ 3,500,010
Reinvested	-	-	-
Redeemed	-	-	-
Net increase (decrease)	$ 3,000,010	$ 3,500,010	$ 3,500,010
Distributions	Year ended December 31, 2004
	Initial Class	Service Class	Service Class 2
From net investment income	$ 2,059,339	$ 84,041	$ 78,788
From net realized gain	85,743	3,502	3,502
Total	$ 2,145,082	$ 87,543	$ 82,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.510	.003
Net realized and unrealized gain (loss)	.355	(.003)
Total from investment operations	.865	.000
Distributions from net investment income	(.245)	-
Distributions from net realized gain	(.010)	-
Total distributions	(.255)	-
Net asset value, end of period	$ 10.61	$ 10.00
Total Return B, C, D	8.66%	.00%
Ratios to Average Net Assets G
Expenses before expense reductions	.85%	10.00% A
Expenses net of voluntary waivers, if any	.85%	1.00% A
Expenses net of all reductions	.84%	1.00% A
Net investment income	5.02%	1.36% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,154	$ 3,001
Portfolio turnover rate	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.485	.003
Net realized and unrealized gain (loss)	.355	(.003)
Total from investment operations	.840	.000
Distributions from net investment income	(.240)	-
Distributions from net realized gain	(.010)	-
Total distributions	(.250)	-
Net asset value, end of period	$ 10.59	$ 10.00
Total Return B, C, D	8.41%	.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.15%	10.10% A
Expenses net of voluntary waivers, if any	1.10%	1.10% A
Expenses net of all reductions	1.10%	1.10% A
Net investment income	4.77%	1.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,795	$ 3,501
Portfolio turnover rate	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Strategic Income Portfolio

Financial Highlights - Service Class 2

Years ended December 31,	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00	$ 10.00
Income from Investment Operations
Net investment income E	.469	.003
Net realized and unrealized gain (loss)	.356	(.003)
Total from investment operations	.825	.000
Distributions from net investment income	(.225)	-
Distributions from net realized gain	(.010)	-
Total distributions	(.235)	-
Net asset value, end of period	$ 10.59	$ 10.00
Total Return B, C, D	8.26%	.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.30%	10.25% A
Expenses net of voluntary waivers, if any	1.25%	1.25% A
Expenses net of all reductions	1.25%	1.25% A
Net investment income	4.62%	1.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,789	$ 3,500
Portfolio turnover rate	78%	0%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 23, 2003 (commencement of operations) to December 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

Strategic Income Portfolio (the fund) is a fund of Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products: Strategic Income Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated fixed income and money market central funds (underlying funds) managed by affiliates of Fidelity Management & Research Company (FMR).

Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund and underlying funds (funds):

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies, including underlying funds, are valued at their net asset value each business day.

Foreign Currency. The funds use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions, including purchases and sales of the underlying funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation- indexed bond is recorded as interest income, even though the principal is not received until maturity. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Strategic Income Portfolio

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,540,806
Unrealized depreciation	(198,998)
Net unrealized appreciation (depreciation)	4,341,808
Undistributed ordinary income	745,505

Cost for federal income tax purposes	$ 96,580,222

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Ordinary Income	$ 2,314,242	$ -
Long-Term Capital Gains	673	-
Total	$ 2,314,915	$ -

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Delayed Delivery Transactions and When-Issued Securities. The funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The funds may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the fund to supply additional cash to the bor-rower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The funds may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities, aggregated $90,856,813 and $29,724,564, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 3,557
Service Class 2	8,885
$ 12,442

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 30,022
Service Class	2,497
Service Class 2	2,495
$ 35,014

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), or Fidelity Management and Research Co, Inc. (FMRC), affiliates of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Money Market Central Funds seek preservation of capital and current income. The Floating Rate Central Investment Portfolio seeks a high level of income and may also seek capital appreciation. The Central Funds do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $62,059 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Strategic Income Portfolio

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective February 1, 2005, the expense limitation will be changed to .75%, .85% and 1.00% for Initial Class, Service Class and Service Class 2, respectively.

	Expense Limitations	Reimbursement from adviser

Initial Class	1.00%	$ -
Service Class	1.10%	1,993
Service Class 2	1.25%	1,988
		$ 3,981

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $113 for the period. In addition through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1,353.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered
Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Income Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Strategic Income Portfolio

Fidelity Floating Rate Central Investment Portfolio

December 31, 2004 (Unaudited)

Top Fifty Holdings (excluding cash equivalents)*
	Principal Amount	Value	% of Fund's Net Assets
General Growth Properties, Inc. Tranche B, term loan 4.53% 11/12/08	$ 6,000,000	$ 6,015,000	4.8
Lake Las Vegas LLC Tranche 1, term loan 5.1197% 11/1/09	4,310,000	4,342,325	3.5
Qwest Corp. Tranche A, term loan 7.39% 6/30/07	4,000,000	4,170,000	3.3
UPC Distribution Holdings BV Tranche F, term loan 5.98% 12/31/11	4,000,000	4,050,000	3.2
Dex Media West LLC/Dex Media West Finance Co. Tranche B, term loan 4.1033% 9/9/10	3,993,293	4,043,209	3.2
El Paso Corp. Credit-Linked Deposit 5.15% 11/22/09	4,000,000	4,030,000	3.2
Marina District Finance Co., Inc. term loan 3.93% 10/14/11	4,000,000	4,030,000	3.2
R.H. Donnelley Corp. Tranche B2, term loan 4.3086% 6/30/11	3,965,788	4,005,446	3.2
PacifiCare Health Systems, Inc. Tranche B, term loan 4.1618% 12/6/10	4,000,000	4,000,000	3.2
Nexstar Broadcasting, Inc. Tranche D, term loan 4.31% 12/31/10	3,989,975	3,999,975	3.2
Starwood Hotels & Resorts Worldwide, Inc. term loan 3.67% 10/9/06	3,666,667	3,666,667	2.9
Smurfit-Stone Container Enterprises, Inc. Tranche B, term loan 4.5208% 11/1/11	3,489,621	3,537,603	2.8
Vicar Operating, Inc. Tranche F, term loan 4.1875% 9/30/08	3,100,000	3,119,375	2.5
RailAmerica, Inc. term loan 4.375% 9/29/11	3,000,000	3,052,500	2.4
Constellation Brands, Inc. Tranche B, term loan 4.5866% 12/22/11	3,000,000	3,037,500	2.4
Texas Genco LLC term loan 4.48% 12/14/11	3,000,000	3,033,750	2.4
Lamar Media Corp. Tranche C, term loan 4.0625% 6/30/10	3,000,000	3,030,000	2.4
ON Semiconductor Corp. Tranche G, term loan 5.5625% 12/15/11	3,000,000	3,007,500	2.4
HCA, Inc. term loan 3.42% 11/9/09	3,000,000	2,992,500	2.4
Charter Communication Operating LLC Tranche A, term loan 5.13% 4/27/10	3,000,000	2,981,250	2.4
Century Cable Holdings LLC Tranche B, term loan 7.25% 6/30/09	3,000,000	2,977,500	2.4
Kansas City Southern Railway Co. Tranche B1, term loan 4.0939% 3/30/08	2,800,000	2,842,000	2.3
Iron Mountain, Inc. Tranche R, term loan 4.1875% 4/2/11	2,500,000	2,512,500	2.0
NRG Energy, Inc. term loan 4.95% 12/24/11	2,193,750	2,193,750	1.8
Valor Telecommunications Enterprises LLC Tranche 2, term loan 10.0815% 11/10/11	2,000,000	2,060,000	1.6
AM General LLC Tranche B1, term loan 6.759% 11/1/11	2,000,000	2,040,000	1.6
Simmons Bedding Co. Tranche C, term loan 4.0535% 12/19/11	2,000,000	2,030,000	1.6
Herbalife International, Inc. term loan 4.58% 12/21/10	2,000,000	2,027,500	1.6
Reliant Energy, Inc. term loan 4.795% 4/30/10	2,000,000	2,025,000	1.6
Advertising Directory Solutions, Inc. Tranche 1, term loan 4.4% 11/9/11	2,000,000	2,015,000	1.6
LNR Property Corp. Tranche B, term loan 5.59% 1/31/08	2,000,000	2,010,000	1.6
Community Health Systems, Inc. term loan 4.15% 8/19/11	1,995,000	2,004,975	1.6
Nextel Communications, Inc. Tranche E, term loan 4.6875% 12/15/10	1,994,962	1,996,209	1.6
NRG Energy, Inc. Credit-Linked Deposit 4.325% 12/24/11	1,706,250	1,708,383	1.4
Domino's, Inc. term loan 4.3125% 6/25/10	1,632,486	1,650,852	1.3
Goodman Global Holdings, Inc. term loan 4.8125% 12/23/11	1,220,000	1,226,100	1.0
Smurfit-Stone Container Enterprises, Inc. Tranche C, term loan 4.3958% 11/1/11	1,073,729	1,088,493	0.9
Georgia-Pacific Corp. term loan 3.4647% 7/2/09	1,000,000	998,750	0.8
Cooper Standard Auto, Inc. Tranche C, term loan 6.25% 12/23/11	616,667	624,375	0.5
Landry's Seafood Restaurants, Inc. term loan 4.5276% 12/28/10	465,000	469,650	0.4
Smurfit-Stone Container Enterprises, Inc. Credit-Linked Deposit 2.4% 11/1/10	436,650	442,654	0.4
Cooper Standard Auto, Inc. Tranche B, term loan 6.25% 12/23/11	383,333	388,125	0.3
* The fund commenced operations on December 15, 2004 and holds 42 securities, excluding cash equivalents, which represent 88.9% of the fund's net assets.

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP Strategic Income (2003). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Strategic Income Portfolio

Trustees and Officers - continued

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trus-tees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of VIP Strategic Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Charles S. Morrison (44)

Year of Election or Appointment: 2003

Vice President of VIP Strategic Income. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

William Eigen (36)

Year of Election or Appointment: 2003

Vice President of VIP Strategic Income. Mr. Eigen also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Eigen worked as a director, strategist, and portfolio manager.

George Fischer (43)

Year of Election or Appointment: 2003

Vice President of VIP Strategic Income. Mr. Fischer also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fischer managed a variety of Fidelity funds.

Mark J. Notkin (40)

Year of Election or Appointment: 2003

Vice President of VIP Strategic Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Eric D. Roiter (56)

Year of Election or Appointment: 2003

Secretary of VIP Strategic Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of VIP Strategic Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP Strategic Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most re-cently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2003

Chief Financial Officer of VIP Strategic Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP Strategic Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of VIP Strategic Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP Strategic Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Strategic Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP Strategic Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2003 Assistant Treasurer of VIP Strategic Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP Strategic Income. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Strategic Income Portfolio

Distributions

The Board of Trustees of Strategic Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	2/11/05	2/11/05	$.005	$.065
Service Class	2/11/05	2/11/05	$.005	$.065
Service Class 2	2/11/05	2/11/05	$.005	$.065

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on December 14, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval. A
	# of Votes	% of Votes
Affirmative	458,190,063.70	83.431
Against	70,246,908.89	12.791
Abstain	20,745,786.74	3.778
TOTAL	549,182,759.33	100.000
PROPOSAL 2
To elect a Board of Trustees. A
	# of Votes	% of Votes
J. Michael Cook
Affirmative	521,583,205.95	94.974
Withheld	27,599,553.38	5.026
TOTAL	549,182,759.33	100.000
Ralph F. Cox
Affirmative	519,150,329.49	94.531
Withheld	30,032,429.84	5.469
TOTAL	549,182,759.33	100.000
Laura B. Cronin
Affirmative	520,911,931.53	94.852
Withheld	28,270,827.80	5.148
TOTAL	549,182,759.33	100.000
Dennis J. Dirks B
Affirmative	521,590,729.90	94.976
Withheld	27,592,029.43	5.024
TOTAL	549,182,759.33	100.000
Robert M. Gates
Affirmative	519,905,480.12	94.669
Withheld	29,277,279.21	5.331
TOTAL	549,182,759.33	100.000
George H. Heilmeier
Affirmative	520,921,777.54	94.854
Withheld	28,260,981.79	5.146
TOTAL	549,182,759.33	100.000
Abigail P. Johnson
Affirmative	519,065,339.91	94.516
Withheld	30,117,419.42	5.484
TOTAL	549,182,759.33	100.000
Edward C. Johnson 3d
Affirmative	518,847,346.05	94.476
Withheld	30,335,413.28	5.524
TOTAL	549,182,759.33	100.000
Donald J. Kirk
Affirmative	521,181,241.00	94.901
Withheld	28,001,518.33	5.099
TOTAL	549,182,759.33	100.000
	# of Votes	% of Votes
Marie L. Knowles
Affirmative	521,391,176.23	94.939
Withheld	27,791,583.10	5.061
TOTAL	549,182,759.33	100.000
Ned C. Lautenbach
Affirmative	521,804,568.92	95.015
Withheld	27,378,190.41	4.985
TOTAL	549,182,759.33	100.000
Marvin L. Mann
Affirmative	520,497,408.02	94.777
Withheld	28,685,351.31	5.223
TOTAL	549,182,759.33	100.000
William O. McCoy
Affirmative	520,233,312.84	94.729
Withheld	28,949,446.49	5.271
TOTAL	549,182,759.33	100.000
Robert L. Reynolds
Affirmative	521,415,834.89	94.944
Withheld	27,766,924.44	5.056
TOTAL	549,182,759.33	100.000
Cornelia M. Small B
Affirmative	521,014,631.05	94.871
Withheld	28,168,128.28	5.129
TOTAL	549,182,759.33	100.000
William S. Stavropoulos
Affirmative	520,522,282.96	94.781
Withheld	28,660,476.37	5.219
TOTAL	549,182,759.33	100.000
A Denotes trust-wide proposals and voting results. B Effective January 1, 2005.

Strategic Income Portfolio

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

VIPSI-ANN-0205
1.796350.102

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Shareholder Expense Example	4	An example of shareholder expenses.
Investment Summary	5	A summary of the fund's investments at period end.
Investments	6	A complete list of the fund's investments with their market values.
Financial Statements	8	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	13	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	16
Trustees and Officers	17
Distributions	22

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

International Capital Appreciation Portfolio

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Performance: The Bottom Line

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Variable Insurance Products: International Capital Appreciation Portfolio's cumulative total return and show you what would have happened if Fidelity Variable Insurance Products: International Capital Appreciation Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next annual report.

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 22, 2004 to December 31, 2004). The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31, 2004	Expenses Paid During Period
Initial Class
Actual	$ 1,000.00	$ 1,024.00	$ .30B
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.58C
Service Class
Actual	$ 1,000.00	$ 1,024.00	$ .33B
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.09C
Service Class 2
Actual	$ 1,000.00	$ 1,024.00	$ .37B
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.85C
Initial Class R
Actual	$ 1,000.00	$ 1,024.00	$ .30B
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.58C
Service Class R
Actual	$ 1,000.00	$ 1,024.00	$ .33B
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.09C
Service Class 2R
Actual	$ 1,000.00	$ 1,024.00	$ .37B
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.85C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 10/366 (to reflect the period December 22, 2004 to December 31, 2004).

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.10%
Service Class	1.20%
Service Class 2	1.35%
Initial Class R	1.10%
Service Class R	1.20%
Service Class 2R	1.35%

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Alcatel SA (RFD) (France)	4.1
Vodafone Group PLC (United Kingdom)	3.9
Actelion Ltd. (Reg.) (Switzerland)	3.5
ASML Holding NV (NY Shares) (Netherlands)	3.3
UBS AG (Reg.) (Switzerland)	3.2
18.0
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Financials	22.5
Consumer Discretionary	14.8
Information Technology	12.8
Health Care	12.5
Telecommunication Services	8.2
Top Five Countries as of December 31, 2004
(excluding cash equivalents)	% of fund's net assets
Switzerland	15.1
Japan	14.2
France	12.5
United Kingdom	11.9
Germany	7.0

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Australia - 2.1%
CSL Ltd.	1,900	$ 43,482
Bahamas (Nassau) - 0.6%
Kerzner International Ltd. (a)	200	12,010
Bermuda - 0.5%
GOME Electrical Appliances Holdings Ltd. (a)	10,000	9,070
Brazil - 3.9%
Aracruz Celulose SA sponsored ADR	1,500	56,550
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	1,400	22,680
TOTAL BRAZIL		79,230
Canada - 3.1%
Canadian Natural Resources Ltd.	700	29,896
EnCana Corp.	600	34,200
TOTAL CANADA		64,096
China - 1.6%
Global Bio-Chem Technology Group Co. Ltd.	20,000	13,123
People's Food Holdings Ltd.	16,000	14,705
Weichai Power Co. Ltd. (H Shares)	2,000	5,545
TOTAL CHINA		33,373
Denmark - 2.1%
Novo Nordisk AS Series B	800	43,629
France - 12.5%
Alcatel SA (RFD) (a)	5,400	84,400
Pernod-Ricard	300	45,865
Societe Generale Series A	400	40,398
Technip-Coflexip SA	100	18,449
Thomson SA	900	23,746
Total SA Series B	200	43,936
TOTAL FRANCE		256,794
Germany - 7.0%
Allianz AG (Reg.)	100	13,290
Deutsche Telekom AG (Reg.) (a)	2,300	52,164
HeidelbergCement AG	603	36,237
Siemens AG (Reg.)	500	42,335
TOTAL GERMANY		144,026
Hong Kong - 3.5%
China Merchants Holdings International Co. Ltd.	6,000	11,309
Johnson Electric Holdings Ltd.	14,000	13,599
Li & Fung Ltd.	6,000	10,112
Techtronic Industries Co. Ltd.	17,000	37,072
TOTAL HONG KONG		72,092
India - 2.8%
Bank of Baroda	4,200	23,655

	Shares	Value (Note 1)
State Bank of India	700	$ 11,445
Zee Telefilms Ltd.	5,600	22,212
TOTAL INDIA		57,312
Italy - 3.1%
Banca Intesa Spa	5,100	24,491
e.Biscom Spa (a)	200	11,520
ENI Spa	1,100	27,685
TOTAL ITALY		63,696
Japan - 14.2%
Aisin Seiki Co. Ltd.	500	12,667
Aruze Corp.	200	5,096
Fast Retailing Co. Ltd.	200	15,230
Fuji Photo Film Co. Ltd.	700	25,886
Honda Motor Co. Ltd.	400	20,848
Hoya Corp.	100	11,296
JAFCO Co. Ltd.	300	20,385
Matsui Securities Co. Ltd.	300	10,456
Mitsui Trust Holdings, Inc.	1,000	9,997
Mizuho Financial Group, Inc.	8	40,301
Nomura Holdings, Inc.	1,000	14,560
SFCG Co. Ltd.	70	17,700
SKY Perfect Communications, Inc.	8	8,669
Softbank Corp.	500	24,358
Sumitomo Mitsui Financial Group, Inc.	6	43,640
Tv Asahi Corp.	5	10,153
TOTAL JAPAN		291,242
Korea (South) - 0.1%
Korea Exchange Bank (a)	310	2,575
Netherlands - 5.8%
ASML Holding NV (a)	1,500	23,865
ASML Holding NV (NY Shares) (a)	4,300	68,413
ING Groep NV (Certificaten Van Aandelen)	900	27,225
TOTAL NETHERLANDS		119,503
Spain - 1.6%
Antena 3 Television SA (a)	100	7,210
Telefonica SA	1,300	24,483
TOTAL SPAIN		31,693
Sweden - 1.2%
Hennes & Mauritz AB (H&M) (B Shares)	700	24,384
Switzerland - 15.1%
ABB Ltd. (Reg.) (a)	5,150	28,700
Actelion Ltd. (Reg.) (a)	706	72,369
Credit Suisse Group (Reg.)	795	33,541
Julius Baer Holding AG (Bearer)	40	12,015
Novartis AG (Reg.)	650	32,851
Roche Holding AG (participation certificate)	303	34,622
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
The Swatch Group AG (Reg.)	1,010	$ 29,960
UBS AG (Reg.)	767	64,305
TOTAL SWITZERLAND		308,363
Taiwan - 1.9%
ASUSTeK Computer, Inc.	4,000	10,632
Optimax Technology Corp.	11,000	28,028
TOTAL TAIWAN		38,660
United Kingdom - 11.9%
BAE Systems PLC	2,200	9,732
BHP Billiton PLC	1,500	17,574
British Airways PLC (a)	4,900	22,098
Capita Group PLC	2,100	14,740
Enterprise Inns PLC	900	13,731
HSBC Holdings PLC (United Kingdom) (Reg.)	1,800	30,650
Invensys PLC (a)	56,300	16,747
Man Group PLC	700	19,774
Shire Pharmaceuticals Group PLC	1,800	19,170
Vodafone Group PLC	29,200	79,950
TOTAL UNITED KINGDOM		244,166
United States of America - 1.1%
NTL, Inc. (a)	300	21,888
TOTAL COMMON STOCKS (Cost $1,913,012)		1,961,284
Cash Equivalents - 8.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.52%, dated 12/31/04 due 1/3/05) (Cost $169,000)	$ 169,021	169,000
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $2,082,012)		2,130,284
NET OTHER ASSETS - (4.0)%		(81,472)
NET ASSETS - 100%		$ 2,048,812
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $169,000) (cost $2,082,012) - See accompanying schedule		$ 2,130,284
Cash		159
Foreign currency held at value (cost $14,130)		14,226
Dividends receivable		282
Receivable from investment adviser for expense reductions		23,758
Other receivables		104
Total assets		2,168,813

Liabilities
Payable for investments purchased	$ 96,402
Accrued management fee	388
Distribution fees payable	70
Other affiliated payables	911
Other payables and accrued expenses	22,230
Total liabilities		120,001

Net Assets		$ 2,048,812
Net Assets consist of:
Paid in capital		$ 2,000,060
Accumulated net investment loss		(408)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		965
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,195
Net Assets		$ 2,048,812
Calculation of Maximum Offering Price

Initial Class: Net Asset Value, offering price and redemption price per share ($307,334 ÷ 30,001 shares)		$ 10.24

Service Class: Net Asset Value, offering price and redemption price per share ($307,325 ÷ 30,001 shares)		$ 10.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($409,747 ÷ 40,001 shares)		$ 10.24

Initial Class R: Net Asset Value, offering price and redemption price per share ($307,334 ÷ 30,001 shares)		$ 10.24

Service Class R: Net Asset Value, offering price and redemption price per share ($307,325 ÷ 30,001 shares)		$ 10.24

Service Class 2R: Net Asset Value, offering price and redemption price per share ($409,747 ÷ 40,001 shares)		$ 10.24

Statement of Operations

For the period December 22, 2004 (commencement of operations) to December 31, 2004

Investment Income
Dividends		$ 283
Interest		686
Total income		969

Expenses
Management fee	$ 388
Transfer agent fees	34
Distribution fees	70
Accounting fees and expenses	875
Custodian fees and expenses	3,406
Audit	18,677
Miscellaneous	1,000
Total expenses before reductions	24,450
Expense reductions	(23,862)	588
Net investment income (loss)		381
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	964
Foreign currency transactions	(788)
Total net realized gain (loss)		176
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $150)	48,122
Assets and liabilities in foreign currencies	73
Total change in net unrealized appreciation (depreciation)		48,195
Net gain (loss)		48,371
Net increase (decrease) in net assets resulting from operations		$ 48,752

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period December 22, 2004 (commencement of operations) to December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 381
Net realized gain (loss)	176
Change in net unrealized appreciation (depreciation)	48,195
Net increase (decrease) in net assets resulting from operations	48,752
Share transactions - net increase (decrease)	2,000,060
Total increase (decrease) in net assets	2,048,812

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $408)	$ 2,048,812
Other Information:
Share Transactions	For the period December 22, 2004 (commencement of operations) to December 31, 2004
Shares	Initial Class	Service Class	Service Class 2	Initial Class R	Service Class R	Service Class 2R
Sold	30,001	30,001	40,001	30,001	30,001	40,001

Dollars Sold	$ 300,010	$ 300,010	$ 400,010	$ 300,010	$ 300,010	$ 400,010

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.27% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	.92% A
Net investment income (loss)	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.36% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.51% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 410
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.27% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	.92% A
Net investment income (loss)	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.36% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.51% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 410
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

International Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products: International Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 48,638
Unrealized depreciation	(1,615)
Net unrealized appreciation (depreciation)	$ 47,023
Undistributed ordinary income	1,726

Cost for federal income tax purposes	$ 2,083,261

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,938,963 and $26,915, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 8
Service Class 2	27
Service Class R	8
Service Class 2R	27
$ 70

International Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5
Service Class	5
Service Class 2	7
Initial Class R	5
Service Class R	5
Service Class 2R	7
$ 34

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.10%	$ 3,564
Service Class	1.20%	3,564
Service Class 2	1.35%	4,751
Initial Class R	1.10%	3,564
Service Class R	1.20%	3,564
Service Class 2R	1.35%	4,751
		$ 23,758

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $104 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the International Capital Appreciation Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP International Capital Appreciation (2004). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (45)

Year of Election or Appointment: 2004

Vice President of VIP International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (44)

Year of Election or Appointment: 2004

Vice President of VIP International Capital Appreciation. Mr. McCarey also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds. Mr. McCarey also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of VIP International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of VIP International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP International Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of VIP International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Variable Insurance Products: International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	2/11/05	2/11/05	$.01
Service Class	2/11/05	2/11/05	$.01
Service Class 2	2/11/05	2/11/05	$.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAP-ANN-0205
1.811843.100

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio -
Service Class R

Annual Report

December 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	3	How the fund has done over time.
Shareholder Expense Example	4	An example of shareholder expenses.
Investment Summary	5	A summary of the fund's investments at period end.
Investments	6	A complete list of the fund's investments with their market values.
Financial Statements	8	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	13	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	16
Trustees and Officers	17
Distributions	22

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-5429 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

International Capital Appreciation Portfolio

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Performance: The Bottom Line

Performance

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns take Fidelity® Variable Insurance Products: International Capital Appreciation Portfolio's cumulative total return and show you what would have happened if Fidelity Variable Insurance Products: International Capital Appreciation Portfolio shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next annual report.

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 22, 2004 to December 31, 2004). The hypothetical expense Example is based on an investment of $1,000 invested for the one half year period (July 1, 2004 to December 31, 2004).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31, 2004	Expenses Paid During Period
Initial Class
Actual	$ 1,000.00	$ 1,024.00	$ .30B
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.58C
Service Class
Actual	$ 1,000.00	$ 1,024.00	$ .33B
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.09C
Service Class 2
Actual	$ 1,000.00	$ 1,024.00	$ .37B
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.85C
Initial Class R
Actual	$ 1,000.00	$ 1,024.00	$ .30B
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.58C
Service Class R
Actual	$ 1,000.00	$ 1,024.00	$ .33B
Hypothetical A	$ 1,000.00	$ 1,019.10	$ 6.09C
Service Class 2R
Actual	$ 1,000.00	$ 1,024.00	$ .37B
Hypothetical A	$ 1,000.00	$ 1,018.35	$ 6.85C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 10/366 (to reflect the period December 22, 2004 to December 31, 2004).

C Hypothetical expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annualized Expense Ratio
Initial Class	1.10%
Service Class	1.20%
Service Class 2	1.35%
Initial Class R	1.10%
Service Class R	1.20%
Service Class 2R	1.35%

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Investment Summary

Top Five Stocks as of December 31, 2004
% of fund's net assets
Alcatel SA (RFD) (France)	4.1
Vodafone Group PLC (United Kingdom)	3.9
Actelion Ltd. (Reg.) (Switzerland)	3.5
ASML Holding NV (NY Shares) (Netherlands)	3.3
UBS AG (Reg.) (Switzerland)	3.2
18.0
Top Five Market Sectors as of December 31, 2004
% of fund's net assets
Financials	22.5
Consumer Discretionary	14.8
Information Technology	12.8
Health Care	12.5
Telecommunication Services	8.2
Top Five Countries as of December 31, 2004
(excluding cash equivalents)	% of fund's net assets
Switzerland	15.1
Japan	14.2
France	12.5
United Kingdom	11.9
Germany	7.0

Annual Report

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Investments December 31, 2004

Showing Percentage of Net Assets

Common Stocks - 95.7%
	Shares	Value (Note 1)
Australia - 2.1%
CSL Ltd.	1,900	$ 43,482
Bahamas (Nassau) - 0.6%
Kerzner International Ltd. (a)	200	12,010
Bermuda - 0.5%
GOME Electrical Appliances Holdings Ltd. (a)	10,000	9,070
Brazil - 3.9%
Aracruz Celulose SA sponsored ADR	1,500	56,550
Votorantim Celulose e Papel SA sponsored ADR (non-vtg.)	1,400	22,680
TOTAL BRAZIL		79,230
Canada - 3.1%
Canadian Natural Resources Ltd.	700	29,896
EnCana Corp.	600	34,200
TOTAL CANADA		64,096
China - 1.6%
Global Bio-Chem Technology Group Co. Ltd.	20,000	13,123
People's Food Holdings Ltd.	16,000	14,705
Weichai Power Co. Ltd. (H Shares)	2,000	5,545
TOTAL CHINA		33,373
Denmark - 2.1%
Novo Nordisk AS Series B	800	43,629
France - 12.5%
Alcatel SA (RFD) (a)	5,400	84,400
Pernod-Ricard	300	45,865
Societe Generale Series A	400	40,398
Technip-Coflexip SA	100	18,449
Thomson SA	900	23,746
Total SA Series B	200	43,936
TOTAL FRANCE		256,794
Germany - 7.0%
Allianz AG (Reg.)	100	13,290
Deutsche Telekom AG (Reg.) (a)	2,300	52,164
HeidelbergCement AG	603	36,237
Siemens AG (Reg.)	500	42,335
TOTAL GERMANY		144,026
Hong Kong - 3.5%
China Merchants Holdings International Co. Ltd.	6,000	11,309
Johnson Electric Holdings Ltd.	14,000	13,599
Li & Fung Ltd.	6,000	10,112
Techtronic Industries Co. Ltd.	17,000	37,072
TOTAL HONG KONG		72,092
India - 2.8%
Bank of Baroda	4,200	23,655

	Shares	Value (Note 1)
State Bank of India	700	$ 11,445
Zee Telefilms Ltd.	5,600	22,212
TOTAL INDIA		57,312
Italy - 3.1%
Banca Intesa Spa	5,100	24,491
e.Biscom Spa (a)	200	11,520
ENI Spa	1,100	27,685
TOTAL ITALY		63,696
Japan - 14.2%
Aisin Seiki Co. Ltd.	500	12,667
Aruze Corp.	200	5,096
Fast Retailing Co. Ltd.	200	15,230
Fuji Photo Film Co. Ltd.	700	25,886
Honda Motor Co. Ltd.	400	20,848
Hoya Corp.	100	11,296
JAFCO Co. Ltd.	300	20,385
Matsui Securities Co. Ltd.	300	10,456
Mitsui Trust Holdings, Inc.	1,000	9,997
Mizuho Financial Group, Inc.	8	40,301
Nomura Holdings, Inc.	1,000	14,560
SFCG Co. Ltd.	70	17,700
SKY Perfect Communications, Inc.	8	8,669
Softbank Corp.	500	24,358
Sumitomo Mitsui Financial Group, Inc.	6	43,640
Tv Asahi Corp.	5	10,153
TOTAL JAPAN		291,242
Korea (South) - 0.1%
Korea Exchange Bank (a)	310	2,575
Netherlands - 5.8%
ASML Holding NV (a)	1,500	23,865
ASML Holding NV (NY Shares) (a)	4,300	68,413
ING Groep NV (Certificaten Van Aandelen)	900	27,225
TOTAL NETHERLANDS		119,503
Spain - 1.6%
Antena 3 Television SA (a)	100	7,210
Telefonica SA	1,300	24,483
TOTAL SPAIN		31,693
Sweden - 1.2%
Hennes & Mauritz AB (H&M) (B Shares)	700	24,384
Switzerland - 15.1%
ABB Ltd. (Reg.) (a)	5,150	28,700
Actelion Ltd. (Reg.) (a)	706	72,369
Credit Suisse Group (Reg.)	795	33,541
Julius Baer Holding AG (Bearer)	40	12,015
Novartis AG (Reg.)	650	32,851
Roche Holding AG (participation certificate)	303	34,622
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
The Swatch Group AG (Reg.)	1,010	$ 29,960
UBS AG (Reg.)	767	64,305
TOTAL SWITZERLAND		308,363
Taiwan - 1.9%
ASUSTeK Computer, Inc.	4,000	10,632
Optimax Technology Corp.	11,000	28,028
TOTAL TAIWAN		38,660
United Kingdom - 11.9%
BAE Systems PLC	2,200	9,732
BHP Billiton PLC	1,500	17,574
British Airways PLC (a)	4,900	22,098
Capita Group PLC	2,100	14,740
Enterprise Inns PLC	900	13,731
HSBC Holdings PLC (United Kingdom) (Reg.)	1,800	30,650
Invensys PLC (a)	56,300	16,747
Man Group PLC	700	19,774
Shire Pharmaceuticals Group PLC	1,800	19,170
Vodafone Group PLC	29,200	79,950
TOTAL UNITED KINGDOM		244,166
United States of America - 1.1%
NTL, Inc. (a)	300	21,888
TOTAL COMMON STOCKS (Cost $1,913,012)		1,961,284
Cash Equivalents - 8.3%
	Maturity Amount
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.52%, dated 12/31/04 due 1/3/05) (Cost $169,000)	$ 169,021	169,000
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $2,082,012)		2,130,284
NET OTHER ASSETS - (4.0)%		(81,472)
NET ASSETS - 100%		$ 2,048,812
Legend
(a) Non-income producing

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Fidelity Variable Insurance Products: International Capital Appreciation Portfolio

Financial Statements

Statement of Assets and Liabilities

	December 31, 2004

Assets
Investment in securities, at value (including repurchase agreements of $169,000) (cost $2,082,012) - See accompanying schedule		$ 2,130,284
Cash		159
Foreign currency held at value (cost $14,130)		14,226
Dividends receivable		282
Receivable from investment adviser for expense reductions		23,758
Other receivables		104
Total assets		2,168,813

Liabilities
Payable for investments purchased	$ 96,402
Accrued management fee	388
Distribution fees payable	70
Other affiliated payables	911
Other payables and accrued expenses	22,230
Total liabilities		120,001

Net Assets		$ 2,048,812
Net Assets consist of:
Paid in capital		$ 2,000,060
Accumulated net investment loss		(408)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		965
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		48,195
Net Assets		$ 2,048,812
Calculation of Maximum Offering Price

Initial Class: Net Asset Value, offering price and redemption price per share ($307,334 ÷ 30,001 shares)		$ 10.24

Service Class: Net Asset Value, offering price and redemption price per share ($307,325 ÷ 30,001 shares)		$ 10.24

Service Class 2: Net Asset Value, offering price and redemption price per share ($409,747 ÷ 40,001 shares)		$ 10.24

Initial Class R: Net Asset Value, offering price and redemption price per share ($307,334 ÷ 30,001 shares)		$ 10.24

Service Class R: Net Asset Value, offering price and redemption price per share ($307,325 ÷ 30,001 shares)		$ 10.24

Service Class 2R: Net Asset Value, offering price and redemption price per share ($409,747 ÷ 40,001 shares)		$ 10.24

Statement of Operations

For the period December 22, 2004 (commencement of operations) to December 31, 2004

Investment Income
Dividends		$ 283
Interest		686
Total income		969

Expenses
Management fee	$ 388
Transfer agent fees	34
Distribution fees	70
Accounting fees and expenses	875
Custodian fees and expenses	3,406
Audit	18,677
Miscellaneous	1,000
Total expenses before reductions	24,450
Expense reductions	(23,862)	588
Net investment income (loss)		381
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	964
Foreign currency transactions	(788)
Total net realized gain (loss)		176
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $150)	48,122
Assets and liabilities in foreign currencies	73
Total change in net unrealized appreciation (depreciation)		48,195
Net gain (loss)		48,371
Net increase (decrease) in net assets resulting from operations		$ 48,752

Annual Report

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period December 22, 2004 (commencement of operations) to December 31, 2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 381
Net realized gain (loss)	176
Change in net unrealized appreciation (depreciation)	48,195
Net increase (decrease) in net assets resulting from operations	48,752
Share transactions - net increase (decrease)	2,000,060
Total increase (decrease) in net assets	2,048,812

Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $408)	$ 2,048,812
Other Information:
Share Transactions	For the period December 22, 2004 (commencement of operations) to December 31, 2004
Shares	Initial Class	Service Class	Service Class 2	Initial Class R	Service Class R	Service Class 2R
Sold	30,001	30,001	40,001	30,001	30,001	40,001

Dollars Sold	$ 300,010	$ 300,010	$ 400,010	$ 300,010	$ 300,010	$ 400,010

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Financial Highlights - Initial Class

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.27% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	.92% A
Net investment income (loss)	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.36% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.51% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 410
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.27% A
Expenses net of voluntary waivers, if any	1.10% A
Expenses net of all reductions	.92% A
Net investment income (loss)	.80% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

International Capital Appreciation Portfolio

Financial Highlights - Service Class R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.36% A
Expenses net of voluntary waivers, if any	1.20% A
Expenses net of all reductions	1.01% A
Net investment income (loss)	.71% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 307
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Year ended December 31,	2004 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	- H
Net realized and unrealized gain (loss)	.24
Total from investment operations	.24
Net asset value, end of period	$ 10.24
Total Return B, C, D	2.40%
Ratios to Average Net Assets G
Expenses before expense reductions	43.51% A
Expenses net of voluntary waivers, if any	1.35% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 410
Portfolio turnover rate	52% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F For the period December 22, 2004 (commencement of operations) to December 31, 2004.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2004

1. Significant Accounting Policies.

International Capital Appreciation Portfolio (the fund) is a fund of Variable Insurance Products Fund IV (the trust) (referred to in this report as Fidelity Variable Insurance Products: International Capital Appreciation Portfolio) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares and Service Class 2R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 48,638
Unrealized depreciation	(1,615)
Net unrealized appreciation (depreciation)	$ 47,023
Undistributed ordinary income	1,726

Cost for federal income tax purposes	$ 2,083,261

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,938,963 and $26,915, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .72% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 8
Service Class 2	27
Service Class R	8
Service Class 2R	27
$ 70

International Capital Appreciation Portfolio

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of shareholder reports, except proxy statements. Each class pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of their month end net assets. For the period, the total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 5
Service Class	5
Service Class 2	7
Initial Class R	5
Service Class R	5
Service Class 2R	7
$ 34

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Initial Class	1.10%	$ 3,564
Service Class	1.20%	3,564
Service Class 2	1.35%	4,751
Initial Class R	1.10%	3,564
Service Class R	1.20%	3,564
Service Class 2R	1.35%	4,751
		$ 23,758

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $104 for the period.

7. Other Information.

At the end of the period, FMR or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the International Capital Appreciation Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 233 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-5429.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (43)**

Year of Election or Appointment: 2001

Senior Vice President of VIP International Capital Appreciation (2004). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Variable Insurance Products Fund IV. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (45)

Year of Election or Appointment: 2004

Vice President of VIP International Capital Appreciation. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Kevin R. McCarey (44)

Year of Election or Appointment: 2004

Vice President of VIP International Capital Appreciation. Mr. McCarey also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. McCarey managed a variety of Fidelity funds. Mr. McCarey also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (56)

Year of Election or Appointment: 2004

Secretary of VIP International Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Vice President and Secretary of FDC; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present).

Stuart Fross (45)

Year of Election or Appointment: 2004

Assistant Secretary of VIP International Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of VIP International Capital Appreciation. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (54)

Year of Election or Appointment: 2004

Chief Financial Officer of VIP International Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of VIP International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP International Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of VIP International Capital Appreciation. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 2004 Assistant Treasurer of VIP International Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of VIP International Capital Appreciation. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Annual Report

Distributions

The Board of Trustees of Variable Insurance Products: International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class R	2/11/05	2/11/05	$.01
Service Class R	2/11/05	2/11/05	$.01
Service Class 2R	2/11/05	2/11/05	$.01

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Money Management, Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCAR-ANN-0205
1.805787.100

Item 2. Code of Ethics

As of the end of the period, December 31, 2004, Variable Insurance Products IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Consumer Portfolio, Cyclical Industries Portfolio, Financial Services Portfolio, Growth Stock Portfolio, Health Care Portfolio, International Capital Appreciation Portfolio, Natural Resources Portfolio, Real Estate Portfolio, Strategic Income Portfolio, Technology Portfolio, Telecommunications & Utilities Growth Portfolio and Value Leaders Portfolio (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A,D	2003A,B,C
Consumer Portfolio	$30,000	$36,000
Cyclical Industries Portfolio	$30,000	$36,000
Financial Services Portfolio	$27,000	$36,000
Growth Stock Portfolio	$32,000	$39,000
Health Care Portfolio	$27,000	$36,000
International Capital Appreciation Portfolio	$16,000	$0
Natural Resources Portfolio	$30,000	$36,000
Real Estate Portfolio	$32,000	$39,000
Strategic Income Portfolio	$34,000	$20,000
Technology Portfolio	$27,000	$36,000
Telecommunications & Utilities Growth Portfolio	$30,000	$36,000
Value Leaders Portfolio	$29,000	$37,000
All funds in the Fidelity Group of Funds audited by PwC	$10,800,000	$10,600,000
A	Aggregate amounts may reflect rounding.
B	Value Leaders Portfolio commenced operations on June 17, 2003.
C	Strategic Income Portfolio commenced operations on December 23, 2003.
D	International Capital Appreciation Portfolio commenced operations on December 22, 2004.

(b) Audit-Related Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,E	2003A,B,C,D
Consumer Portfolio	$0	$0
Cyclical Industries Portfolio	$0	$0
Financial Services Portfolio	$0	$0
Growth Stock Portfolio	$0	$0
Health Care Portfolio	$0	$0
International Capital Appreciation Portfolio	$0	$0
Natural Resources Portfolio	$0	$0
Real Estate Portfolio	$0	$0
Strategic Income Portfolio	$0	$0
Technology Portfolio	$0	$0
Telecommunications & Utilities Growth Portfolio	$0	$0
Value Leaders Portfolio	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Value Leaders Portfolio commenced operations on June 17, 2003.
D	Strategic Income Portfolio commenced operations on December 23, 2003.
E	International Capital Appreciation Portfolio commenced operations on December 22, 2004.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$50,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,E	2003A,B,C,D
Consumer Portfolio	$1,800	$1,600
Cyclical Industries Portfolio	$1,800	$1,600
Financial Services Portfolio	$1,800	$1,600
Growth Stock Portfolio	$2,200	$2,000
Health Care Portfolio	$1,800	$1,600
International Capital Appreciation Portfolio	$2,400	$0
Natural Resources Portfolio	$1,800	$1,600
Real Estate Portfolio	$2,200	$2,000
Strategic Income Portfolio	$2,200	$2,200
Technology Portfolio	$1,800	$1,600
Telecommunications & Utilities Growth Portfolio	$1,800	$1,600
Value Leaders Portfolio	$2,300	$2,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Value Leaders Portfolio commenced operations on June 17, 2003.
D	Strategic Income Portfolio commenced operations on December 23, 2003.
E	International Capital Appreciation Portfolio commenced operations on December 22, 2004.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,E	2003A,B,C,D
Consumer Portfolio	$1,300	$1,200
Cyclical Industries Portfolio	$1,300	$1,200
Financial Services Portfolio	$1,300	$1,200
Growth Stock Portfolio	$1,200	$1,200
Health Care Portfolio	$1,300	$1,200
International Capital Appreciation Portfolio	$0	$0
Natural Resources Portfolio	$1,300	$1,200
Real Estate Portfolio	$1,300	$1,200
Strategic Income Portfolio	$1,300	$0
Technology Portfolio	$1,400	$1,200
Telecommunications & Utilities Growth Portfolio	$1,300	$1,200
Value Leaders Portfolio	$1,200	$500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C	Value Leaders Portfolio commenced operations on June 17, 2003.
D	Strategic Income Portfolio commenced operations on December 23, 2003.
E	International Capital Appreciation Portfolio commenced operations on December 22, 2004.

In each of the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A,B
PwC	$490,000	$190,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and December 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended December 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Consumer Portfolio	0%
Cyclical Industries Portfolio	0%
Financial Services Portfolio	0%
Growth Stock Portfolio	0%
Health Care Portfolio	0%
International Capital Appreciation Portfolio	0%
Natural Resources Portfolio	0%
Real Estate Portfolio	0%
Strategic Income Portfolio	0%
Technology Portfolio	0%
Telecommunications & Utilities Growth Portfolio	0%
Value Leaders Portfolio	0%

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by PwC of $2,700,000A and $1,950,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$550,000	$300,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products IV

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	February 24, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	February 24, 2005